High-trigger loss-absorbing additional tier 1 capital

instrument
Exhibit 4.20
Issuer UBS Group AG
ISIN
CH1357852636

Issue Date 24.06.2024
Currency SGD
Nominal (million)
675
1
Interest Rate 5.600%
2

Maturity Date
perpetual
First Call Date 21.12.2029
1

SGD 175,000,000 5.600 per cent. Tier 1 Capital Notes issued on 10 July

2024 (currently ISIN
CH1357852701) will be consolidated and form a single series

with SGD 500,000,000 5.600 per cent. Tier 1
Capital Notes issued on 24 June 2024 (ISIN CH1357852636);

currently expected on 19 August 2024.
2

Rate subject to change after first call date.
Documentation included in this PDF file:
Annex A
Terms

and conditions of the SGD 500,000,000 5.600 per
cent. Tier 1 Capital Notes issued by the Issuer on 24 June
2024.
Annex B
Terms

and conditions of the SGD 175,000,000 5.600 per
cent. Tier 1 Capital Notes issued by the Issuer on 10 July
2024.

Annex A
[This page has been intentionally left blank]

1
TERMS AND CONDITIONS OF THE NOTES
The terms and conditions of the Tier 1 Capital Notes issued by UBS Group

AG are as follows:
1.
DEFINITIONS
"
5-Year

SORA OIS

Rate
" means

the offered

rate for

the semi-annual

fixed leg

of a

Singapore
Overnight Rate Average

Overnight Indexed Swap for a term of five years.
" Acquiror
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of

Condition 8(e)
( Conversion – Qualifying Relevant Event ).
"
Additional

Amounts
"

has

the

meaning

assigned

to

such

term

in

clause (b)

of

Condition 10
( Taxation ).
"
Additional

Tier

1

Capital
"

means,

at

any

time,

any

item

that

qualifies

as

additional

tier 1
capital ( zusätzliches Kernkapital ) under National Regulations at such time.
"
Adjustment

Spread
"

means,

with

respect

to

any

Alternative

Benchmark

Rate

determined

in
accordance

with

the

provisions

of

clause (c)

of

Condition 5

(
Interest
),

a

spread

(which

may

be
positive

or

negative),

or

a formula

or methodology

for

calculating

such

a

spread,

applied to

such
Alternative Benchmark

Rate in order

to reduce or

eliminate, to the

extent reasonably practicable

in
the circumstances,

any

economic prejudice

or benefit

(as applicable)

to Holders

as a

result

of the
replacement of the Existing Benchmark Rate with such Alternative Benchmark

Rate.
"
Affected

Reset

Interest

Period
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of
Condition 5(c) ( Interest – Benchmark replacement ).
" Agency Agreement
" means the Agency Agreement dated as

of the Issue Date, among the Issuer,
the Principal

Paying Agent,

the Calculation

Agent and

the other

agents from

time to

time party
thereto, as amended, supplemented or otherwise modified from time to time.
" Agents
" means the

Principal Paying Agent,

any other Paying

Agent, the Calculation

Agent, any
other agent from

time to time

appointed pursuant

to the terms

of the Agency

Agreement, and the
Settlement Agent.
"
Alternative

Benchmark

Rate
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Alternative

Loss

Absorption

Date
"

has

the

meaning

assigned

to such

term in

Condition 7(e)
(
Trigger Event and Viability

Event – Alternative loss absorption
).
"
Alternative

Reference

Rate Page
" has

the meaning

assigned to

such term

in subclause (v)(A)
of Condition 5(c) ( Interest – Benchmark replacement ).
"
Alternative

Relevant

Time
"

has

the

meaning

assigned

to

such

term

in

subclause (v)(A)

of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Approved

Entity
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of

Condition 8(e)
( Conversion – Qualifying Relevant Event ).
" Auditor
"

means

the

accounting

firm

(i) appointed

by

the

Board

of

Directors

of

the

Group
Holding

Company

or

the

shareholders

of

the

Group

Holding

Company,

as

the

case

may

be,

to
provide,

among

other

things,

audit

and/or

review

opinions

on

the

Group

Holding

Company's
financial

statements,

and

(ii) approved

by

FINMA

in

accordance

with

the

Financial

Market
Supervisory

Act

(
Finanzmarktaufsichtsgesetz
)

of

22 June

2007,

as

amended

and

as

may

be
further amended from time to time.
" Authorised Signatories " means any two authorised officers of the Issuer signing jointly.
"
Balance

Sheet

Date
" means

(i) with respect

to any

Ordinary Publication

Date, the

cut-off date
for

the

measurement

of

the

CET1 Ratio

in

the

Quarterly

Financial

Accounts

published

on such
Ordinary

Publication

Date,

and

(ii) with

respect

to any

Extraordinary

Publication

Date, the

cut-
off

date

for

the

Reviewed

Interim

Measurement

published

upon

the

instruction

of

FINMA

on
such Extraordinary Publication Date.

2
"
Bankruptcy

Event
"

means

any

of

the

following

events

with

respect

to

the

Issuer:

(i) the
adjudication of

bankruptcy (
Konkurseröffnung
) pursuant

to articles 171,

189, 190,

191 or

192 of
the

DEBA,

(ii) the

opening

of

restructuring

proceedings

(
Sanierungsverfahren
)

pursuant

to
articles 28 to

32 of

the Swiss

Banking Act

or pursuant

to any

successor or

analogous Swiss

law
or regulation

applicable to

bank holding

companies in

Switzerland such

as UBS Group

AG (any
such

proceedings,

"
Restructuring

Proceedings
"),

and/or

(iii) the

ordering

of

liquidation
proceedings ( Liquidation
) pursuant to

articles 33 to

37g of

the Swiss Banking

Act or pursuant

to
any

successor

or

analogous

Swiss

law

or

regulation

applicable

to

bank

holding

companies

in
Switzerland

such

as

UBS

Group

AG;
provided ,

however
,

that
none

of

the

following

will
constitute

a

Bankruptcy

Event:

(x) mere

debt

collection

proceedings

(
Betreibungsverfahren )
pursuant

to

article 38
et

seq.

of

the

DEBA,

(y) proceedings

in

connection

with

a

freezing

order
( Arrestverfahren
)

pursuant

to

article 271
et

seq.

of

the

DEBA,

and/or

(z) the

ordering

of
protective

measures

(
Schutzmassnahmen
)

pursuant

to

article 26

of

the

Swiss

Banking

Act

or
pursuant

to

any

successor

or

analogous

Swiss

law

or

regulation

applicable

to

bank

holding
companies in Switzerland

such as UBS Group

AG (any such measures,

"
Protective Measures "),
including,

in

the

case

of

each

of

subclauses (x),

(y)

and

(z),

any

steps

(other

than

any

steps
described in clauses (i) through (iii) of this definition) taken under or in connection therewith.
"
BIS

Regulations
"

means,

at

any

time,

the

capital

adequacy

standards

and

guidelines
promulgated

by

the

Basel

Committee

on

Banking

Supervision,

as

implemented

by

FINMA

in
Switzerland at such time.
"
BIS Risk

Weighted

Assets
" means, as

of any Balance Sheet

Date, the aggregate

amount, in the
Presentation

Currency,

of

risk-weighted

assets

of

the

Group

as

of

such

Balance

Sheet

Date,

as
determined

by

the

Group

Holding

Company

pursuant

to

the

BIS

Regulations

applicable

to

the
Group

Holding

Company

as

of

such

Balance

Sheet

Date,

and

as

(i) disclosed

in

the

Quarterly
Financial Accounts

published on

the relevant

Ordinary Publication

Date or

(ii) may be

disclosed
as a component

of the Reviewed Interim

Measurement published upon

the instruction of FINMA
on

the

relevant

Extraordinary

Publication

Date,

as

applicable.

For

the

avoidance

of

doubt,

the
term "
risk-weighted

assets
" as

used in

this definition

has the

meaning assigned

to such

term in
the BIS Regulations in effect as of the relevant Balance Sheet Date.
"
Business

Day
"

means

a

day

(other

than

a

Saturday

or

a Sunday)

on which

commercial

banks
and

foreign

exchange

markets

settle

payments

and

are

open

for

general

business

(including,
without limitation,

dealing in foreign

exchange and foreign

currency deposits)

in (i) for

purposes
of

the

definitions

of the

terms "Extraordinary

Publication

Date",

"Higher-Trigger

Amount"

and
"Ordinary Publication Date", Zurich, and (ii) otherwise, Singapore and Zurich.
"
Calculation

Agent
"

means

UBS

AG,

in

its

capacity

as

calculation

agent

for

the

Notes,

and
includes any

successor calculation

agent for the

Notes appointed in

accordance with

the terms of
the Agency Agreement.
" Calculation Amount " means SGD 250,000.
"
Capital

Adequacy

Ordinance
" means

the Swiss

Ordinance

concerning Capital

Adequacy and
Risk Diversification

for Banks

and Securities

Firms of

1 June 2012,

as amended

and as

may be
further amended from time to time, or any successor Swiss law or regulation

.
" Cash Distribution
" means any

dividend or distribution

in respect of the

Ordinary Shares that

is
to

be

paid

or

made

to

Shareholders

as

a

class

in

cash

(in

whatever

currency)

and

however
described

and

whether

payable

out

of

share

premium

account,

profits,

retained

earnings

or

any
other

capital

or

revenue

reserve

or

account,

and

including

any

cash

distribution

or

payment

to
Shareholders

upon or

in connection

with a

reduction of

capital. For

the avoidance

of doubt,

the
term

"Cash

Distribution"

does

not

include

consideration

paid

or

any

other

payments

made

by
UBS Group

AG or

any of

its affiliates

in connection

with the

repurchase of

Ordinary Shares

in
connection with any share buyback programme.

3
" CET1 Capital
" means, as of

any Balance Sheet

Date, the aggregate

amount, in the Presentation
Currency,

of items

that constitute

common equity

tier 1 capital

of the

Group as

of such

Balance
Sheet Date,

less any

deductions from

common equity

tier 1 capital

required to

be made,

in each
case as

determined

by the

Group Holding

Company pursuant

to the

BIS Regulations

applicable
to

the

Group

Holding

Company

as

of

such

Balance

Sheet

Date,

and

as

(i) disclosed

in

the
Quarterly Financial

Accounts published

on the relevant

Ordinary Publication

Date or (ii) may

be
disclosed as

a component

of the

Reviewed Interim

Measurement published

upon the

instruction
of

FINMA

on

the

relevant

Extraordinary

Publication

Date,

as

applicable.

For

the

avoidance

of
doubt,

the

term

"
common

equity

tier
1

capital
"

as

used

in

this

definition

has

the

meaning
assigned to such term in the BIS Regulations in effect as of the relevant Balance Sheet Date.
" CET1 Ratio
" means, as

of any

Balance Sheet Date,

the CET1 Capital as

of such Balance

Sheet
Date,

divided

by

the

BIS Risk

Weighted

Assets

as

of

such

Balance

Sheet

Date,

expressed

as a
percentage,

such

ratio

(or

the

components

thereof)

as

determined

by

the

Group

Holding
Company,

and

(i) as

disclosed

in

the

Quarterly

Financial

Accounts

published

on

the

relevant
Ordinary

Publication

Date

or

(ii) constituting

(or

as

disclosed

in)

the

Reviewed

Interim
Measurement

published

upon

the

instruction

of

FINMA

on

the

relevant

Extraordinary
Publication Date, as applicable.
"Compliant

Securities"
means

securities

issued

by

UBS

Group

AG

or

any

of

its

subsidiaries
that

have

economic

terms

not

materially

less

favourable

to

a

Holder

than

these

Terms

and
Conditions (as reasonably determined by the Issuer), provided that:
(a)
such securities (i) include terms that

provide for the same interest

rate and principal from
time to

time applying

to the

Notes, (ii) rank

pari passu

with the

Notes and

(iii) preserve
any existing rights

under these Terms

and Conditions to

any accrued and

unpaid interest
that has not been satisfied;
(b)
where such securities

are issued by

a subsidiary of

UBS Group AG, UBS

Group AG has
irrevocably

and

unconditionally

guaranteed

to

the

holders

of

such

securities,

on

a
subordinated

basis

corresponding
mutatis

mutandis
to

Condition 4

(
Status

and
Subordination
), the

due

and

punctual

payment

of all

amounts due

and

payable

by such
subsidiary

under,

or

in

respect

of,

such

securities

pursuant

to

article 111

of

the

Swiss
Code;
(c)
where the

Notes that

have been

substituted or

amended were

listed immediately

prior to
their substitution or amendment,

such securities are listed on

(i) the SIX Swiss Exchange
or (ii) such other internationally recognised stock exchange selected by the Issuer; and
(d)
where

the

Notes

that

have

been

substituted

or

amended

were

rated

by

a

rating

agency
immediately

prior

to

such

substitution

or

amendment,

each

such

rating

agency

has
ascribed,

or announced

its intention

to ascribe

and publish,

an equal

or higher

rating to
such securities.
" Conversion
"

has

the

meaning

given

to

it

in

Condition 8(a)

(
Conversion

–

Conversion

upon

a
Trigger

Event

or

a

Viability

Event
),

and

"
convert
"

and

"
converted
"

shall

be

construed
accordingly.
"
Conversion

Capital
"

means

conversion

capital

(
Wandlungskapital
)

within

the

meaning

of

the
Swiss Banking Act.
"
Conversion

Date
" means,

with respect

to any

Conversion, the

Trigger

Event Conversion

Date
or the Viability Event Conversion

Date, as applicable.
"
Conversion

Price
"

means

SGD 37.77,

subject

to

any

adjustment

in

accordance

with
Condition 8(d) ( Conversion – Anti-dilution adjustment of the Conversion Price ).
"
Current

Issuer"
has

the

meaning

assigned

to

such

term

in

clause (a)

of

Condition 15

(Issuer
Substitution).
"Current Market

Price"

means, in respect of an Ordinary Share at a particular

date, the average
of

the

daily

Volume

Weighted

Average

Price

of

an

Ordinary

Share

on

each

of

the

five
consecutive dealing

days (or,

for the

purposes of

subclause (i)(D) of

Condition 8(d) (Conversion
– Anti-dilution

adjustment of

the Conversion

Price), 10 consecutive

dealing days)

ending on

the
dealing day immediately preceding such date (such period, the " Reference Period "),

4
provided

that,

if

at

any

time

during

the

Reference

Period

the

Volume

Weighted

Average

Price
shall have been

based on a price

ex-dividend (or ex-any

other entitlement) and

during some other
part

of

the

Reference

Period

the

Volume

Weighted

Average

Price

shall

have

been

based

on

a
price cum-dividend (or cum- any other entitlement), then:
(a)
if

the

Ordinary

Shares

to

be

issued

and

delivered

do

not

rank

for

the

dividend

(or
entitlement) in

question, the

Volume

Weighted

Average

Price on the

dates on which

the
Ordinary

Shares

were

based

on

a

price

cum-dividend

(or

cum-

any

other

entitlement)
shall, for the

purposes of this

definition, be deemed

to be the

amount thereof

reduced by
an

amount

equal

to

the

Fair

Market

Value

of

any

such

dividend

or

entitlement

per
Ordinary

Share as

at the

date of

first public

announcement relating

to such

dividend

or
entitlement,

in

any

such

case,

determined

on

a

gross

basis

and

disregarding

any
withholding or

deduction required

to be made

for or on

account of tax,

and disregarding
any associated tax credit; or
(b)
if

the

Ordinary

Shares

to

be

issued

and

delivered

do

rank

for

the

dividend

(or
entitlement) in

question, the Volume

Weighted

Average

Price on the

dates on which

the
Ordinary Shares

were based

on a

price ex-dividend

(or ex-

any other

entitlement) shall,
for the

purposes of

this definition,

be deemed

to be

the amount

thereof increased

by an
amount equal to

the Fair Market Value

of any such dividend

or entitlement per

Ordinary
Share

as

at

the

date

of

first

public

announcement

relating

to

such

dividend

or
entitlement,

in

any

such

case,

determined

on

a

gross

basis

and

disregarding

any
withholding or

deduction required

to be made

for or on

account of tax,

and disregarding
any associated tax credit;
and provided , further

that,

if

on

each

of

the

five

dealing

days

(or,

for

the

purposes

of
subclause (i)(D)

of

Condition 8(d)

(
Conversion

–

Anti-dilution

adjustment

of

the

Conversion
Price
),

the

10 dealing

days)

in

the

Reference

Period

the

Volume

Weighted

Average

Price

was
based on

a price

cum-dividend

(or cum-any

other entitlement)

in respect

of a

dividend (or

other
entitlement)

that

has

been

declared

or

announced

but

the

Ordinary

Shares

to

be

issued

and
delivered

do

not

rank

for

that

dividend

(or

other

entitlement),

the

Volume

Weighted

Average
Price on each

of such dates

shall, for the

purposes of this

definition, be deemed

to be the

amount
thereof reduced by an

amount equal to the

Fair Market Value

of any such dividend

or entitlement
per

Ordinary

Share

as

at

the

date

of

first

public

announcement

relating

to

such

dividend

or
entitlement,

in

any

such case,

determined

on

a gross

basis and

disregarding

any

withholding

or
deduction

required

to

be

made

for

or

on

account

of

tax,

and

disregarding

any

associated

tax
credit;
and provided , further

that,

if

the

Volume

Weighted

Average

Price

of

an

Ordinary

Share

is

not
available

on

one

or

more

of

the

five

dealing

days

(or,

for

the

purposes

of

subclause (i)(D)

of
Condition 8(d)

(
Conversion

–

Anti-dilution

adjustment

of

the

Conversion

Price
),

the

10 dealing
days)

in

the

Reference

Period

(disregarding

for

this

purpose

the

proviso

to

the

definition

of
Volume

Weighted

Average

Price),

then

the

average

of

such

Volume

Weighted

Average

Prices
that are available in the Reference

Period shall be used (subject to

a minimum of two such prices)
and if only one, or no, such Volume

Weighted Average

Price is available in the Reference Period,
the Current Market Price shall be determined by an Independent Adviser.
" Day Count Fraction
" means,

in respect of any period, the number of days from (and including)
the first day of such period to (but excluding) the last day of such period, divided by 365.
" dealing day
" means a day on

which the Relevant Stock

Exchange or relevant stock

exchange or
securities market

is open

for business

and on

which Ordinary

Shares or

other securities,

options,
warrants

or

other

rights

(as

the

case

may

be)

may

be

dealt

in

(other

than

a

day

on

which

the
Relevant Stock

Exchange or relevant

stock exchange or

securities market is

scheduled to or

does
close prior to its regular weekday closing time).
" DEBA
"

means

the

Swiss

Federal

Debt

Enforcement

and Bankruptcy

Act

of 11

April 1889,

as
amended and as may be further amended from time to time.
"
Distributable

Items
"

means,

in

respect

of

any

Interest

Payment

Date,

the

aggregate

of

(i) net
profits carried forward and (ii) freely distributable reserves, in each case, less any amounts that

5
must be contributed to legal reserves under applicable law,

all in UBS Group AG's reporting
currency and as appearing in the Relevant Accounts.
" EEA Regulated Market " means a market as defined by Article 4.1(21) of Directive 2014/65/EU of the European Parliament and of the Council on markets on financial instruments.
" Effective Date " has the meaning assigned to such term in subclause (i)(C) or (i)(D), as applicable, of Condition 8(d) ( Conversion – Anti-dilution adjustment of the Conversion Price ).
" Event of Default " has the meaning assigned to such term in clause (a) of Condition 12 ( Events of
Default ).
"
Exempt

Reorganisation
" means

a Reorganisation

where, immediately

after completion

of the
relevant proceedings,

the ordinary shares

or units or

equivalent of

Newco (or

depositary or

other
receipts

or

certificates

representing

ordinary

shares

or

units

or

equivalent

of

Newco)

are
(i) admitted

to

trading

on

the Relevant

Stock

Exchange

or (ii)

admitted

to

listing

on

such other
Recognised Stock Exchange as UBS Group AG or Newco may determine

.
" Existing Benchmark Rate " has the meaning assigned to such term in Condition 5(c) ( Interest –
Benchmark replacement ).
" Existing Shareholders
" has the meaning assigned to such term in the definition of the term
"Reorganisation".
"
Extraordinary

Distribution
"

means

any

Cash

Distribution

(i) that

is

expressly

declared

by
UBS

Group

AG

to

be

an

extraordinary

or

special

dividend

or

an

extraordinary

or

special
distribution

to

Shareholders

as a

class

or

any

analogous

or

similar

term,

and

(ii) the

amount

of
which exceeds

the arithmetic

average of

the ordinary

dividend per

Ordinary Share

paid by

UBS
Group

AG

in

the

three

most

recently

preceding

calendar

years

(each

such

ordinary

dividend
translated, if

necessary,

into the

currency in

which the

applicable Cash

Distribution is

expressed
at the Prevailing Rate on the date on which such ordinary

dividend was paid) by more than 25 per
cent.
"
Extraordinary

Publication

Date
"

means

the

Business

Day

on

which

a

Reviewed

Interim
Measurement is

published upon

the instruction

of FINMA, after

FINMA has determined

that the
conditions for issuing

a Trigger

Event Notice in

accordance with Condition

7 (
Trigger Event

and
Viability Event ) have been met.
"
Extraordinary

Trigger

Event

Notice

Date
"

has

the

meaning

assigned

to

such

term

in
subclause (i) of Condition 7(b) (
Trigger Event and Viability

Event – Trigger Event Notice
).
"Fair Market

Value"
means, with respect

to any property on

any date (the "Relevant

Valuation
Date"), the fair market

value of that property

as determined by an

Independent Adviser,
provided
that:
(a)
the Fair Market Value

of a cash amount shall be the amount of such cash;
(b)
where

securities,

options,

warrants

or

other

rights

are

publicly

traded

on

a

stock
exchange

or

securities

market

of

adequate

liquidity

(as

determined

by

an

Independent
Adviser), the

Fair Market

Value

(i) of such

securities shall

equal the

arithmetic mean

of
the

daily

Volume

Weighted

Average

Prices

of

such

securities

and

(ii) of

such

options,
warrants

or

other

rights

shall

equal

the

arithmetic

mean

of

the

daily

closing

prices

of
such

options,

warrants

or

other

rights,

in

the

case

of

each

of

subclauses (i)

and

(ii),
during

the

period

of

five

dealing

days

on

the

relevant

stock

exchange

or

securities
market

commencing

on

the

later

of

(x) the

applicable

Relevant

Valuation

Date

and
(y) the

first

dealing

day

on

which

such

securities,

options,

warrants

or

other

rights

are
publicly

traded,

or

such

shorter

period

as

such

securities,

options,

warrants

or

other
rights are publicly traded; and
(c)
where

securities,

options,

warrants

or

other

rights

are

not

publicly

traded

on

a

stock
exchange or securities

market of adequate

liquidity (as aforesaid),

the Fair Market

Value
of

such

securities,

options,

warrants

or

other

rights

shall

be

determined

by

an
Independent Adviser,

on the basis of a commonly

accepted market valuation method

and
taking account

of such factors

as it considers

appropriate, including

the market price

per
Ordinary Share, the dividend yield of an Ordinary Share, the volatility of such market

6
price, prevailing interest

rates and the terms

of such securities, options,

warrants or other
rights, including as to the expiry date and exercise price (if any) thereof.
Any amounts determined

pursuant to the

above shall be

translated into the

Relevant Currency

(if
expressed in a

currency other than

the Relevant Currency)

at the Prevailing

Rate on the

Relevant
Valuation

Date.

In

addition,

in

the

case

of

clause (a)

above,

the

Fair

Market

Value

shall

be
determined on

a gross

basis and

disregarding any

withholding or

deduction required

to be

made
on account of tax, and disregarding any associated tax credit.
" FINMA
" means

the Swiss

Financial

Market Supervisory

Authority

FINMA and

any successor
thereto.
" First Call Date " means 21 December 2029.
" FISA
"

means

the

Swiss

Federal

Intermediated

Securities

Act

of

3 October

2008,

as

amended
and as may be further amended from time to time.
" Fixed Interest Rate " means 5.600 per cent. per annum.
"
Former

Residence
" has

the meaning

assigned to

such term

in subclause (a)(v)

of Condition 15
( Issuer Substitution ).
"
Going-Concern

LR

Requirement
"

means

a

requirement

under

National

Regulations

for
systemically

relevant

banks

(
systemrelevante

Banken
)

to

hold

a

minimum

amount

of

going-
concern

capital (
Eigenmittel

zur ordentlichen

Weiterführung

der Bank
), which

amount is

set by
reference to the leverage ratio ( Höchstverschuldungsquote ) of such bank.
"
Going-Concern

RWA

Requirement
"

means

a

requirement

under

National

Regulations

for
systemically

relevant

banks

(
systemrelevante

Banken
)

to

hold

a

minimum

amount

of

going-
concern

capital (
Eigenmittel

zur ordentlichen

Weiterführung

der Bank
), which

amount is

set by
reference to the risk weighted assets ( risikogewichtete Positionen ) of such bank.
"Governmental

Entity"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of
Condition 8(e) (
Conversion – Qualifying Relevant

Event
).
" Group
" means, at

any time, the

Group Holding Company and

all its subsidiaries

and other entities
that are included in the Group Holding Company's consolidated capital adequacy reports prepared pursuant to National Regulations.
"
Group Holding

Company
" means, at any

time, the top Swiss

holding company

at such time of
the

financial

group

to

which

UBS

Group

AG

belongs

for

purposes

of

preparing

consolidated
capital adequacy reports pursuant

to National Regulations. As

at the Issue Date,

the Group Holding
Company is UBS Group AG.
"
Higher-Trigger

Amount"

means,

as

of

any

Publication

Date,

the

sum

of

(i) the

maximum
portion

of

the

aggregate

principal

amount,

in

the

Presentation

Currency

of

the

Quarterly
Financial

Accounts

or

Reviewed

Interim

Measurement,

as

the

case

may

be,

to

which

such
Publication

Date

relates,

of

all

Higher-Trigger

Contingent

Capital,

if

any,

outstanding

on

the
relevant Balance

Sheet Date

that could

be converted

into equity

and/or fully

or partially

written
down,

or

otherwise

operate

to

increase

the

CET1 Capital,

if

a

Higher-Trigger

Write-
down/Conversion

Notice

were

delivered

in

accordance

with

the

terms

thereof,

and

(ii) the
maximum

portion

of

the

aggregate

principal

amount,

in

the

Presentation

Currency

of

the
Quarterly

Financial

Accounts

or Reviewed

Interim Measurement,

as the

case may

be, to

which
such

Publication

Date

relates,

of

all

Higher-Trigger

Contingent

Capital,

if

any,

issued

after

the
relevant

Balance

Sheet

Date,

but

prior

to

such

Publication

Date,

that

could

be

converted

into
equity and/or

fully or

partially written

down, or

otherwise operate

to increase

the CET1 Capital,
if a

Higher-Trigger

Write-down/Conversion

Notice were

delivered in

accordance with

the terms
thereof, in the case of each of clauses (i)

and (ii), as determined by UBS Group

AG. For purposes
of clause (ii) of

this definition and,

in the case

of an Extraordinary

Publication Date, clause (i)

of
this definition,

the aggregate

principal

amount of

any Higher-Trigger

Contingent

Capital that

is
not denominated in the Presentation

Currency will be converted

into the Presentation Currency

at
the applicable prevailing exchange rate on the last Business Day preceding the relevant

7
Publication Date, as

determined by UBS Group

AG. In the case of

an Ordinary Publication

Date,
for purposes of clause (i)

of this definition, the aggregate

principal amount of any Higher

-Trigger
Contingent

Capital

that

is not

denominated

in the

Presentation

Currency

will be

converted

into
the Presentation

Currency at

the applicable

exchange rate

used for

such purposes

in the

relevant
Quarterly Financial Accounts.
"
Higher-Trigger

Contingent Capital
" means

any instrument

issued by,

or any

other obligation
of,

any

member

of

the

Group

that

(i) is

issued

or

owed

to

holders

that

are

not

members

of

the
Group

and

(ii) is

required

pursuant

to

its

terms

to

be

converted

into

equity

and/or

fully

or
partially

written

down,

or

otherwise

operating

to

increase

the

CET1 Capital,

when

the
CET1 Ratio

(or

equivalent

capital

measure

of

the

Group

described

in

the

terms

and

conditions
thereof)

falls

below

a

threshold

that

is

higher

than

the

Threshold

Ratio

(with

respect

to

the
relevant Higher-Trigger Contingent

Capital, its "
Higher-Trigger

Threshold Ratio
").
"
Higher-Trigger

Threshold

Ratio
" has

the meaning

assigned to

such term

in the

definition

of
the term

"Higher-Trigger Contingent Capital".
"
Higher-Trigger

Write-down/Conversion

Date
" has

the meaning

assigned to

such term

in the
definition of the term "Higher-Trigger Write

-down/Conversion Notice".
"
Higher-Trigger

Write-down/Conversion

Notice
"

means

a

notice

delivered

pursuant

to

the
terms

of

any

Higher-Trigger

Contingent

Capital

that

notifies

the

holders

thereof

that

the
CET1 Ratio

(or

similar

measure

or

other

event

described

in

the

terms

and

conditions

of

such
Higher-Trigger

Contingent

Capital)

has

fallen

below

its

Higher-Trigger

Threshold

Ratio

and,
consequently,

that

such

Higher-Trigger

Contingent

Capital will

be

converted

into

equity and/or
fully or

partially written

down, or

otherwise operate

to increase

the CET1 Capital,

as applicable,
as of a particular

date (such date, the

"
Higher-Trigger

Write-down/Conversion Date
"). For the
avoidance of doubt, if the

terms and conditions of such Higher-Trigger

Contingent Capital permit
FINMA

to

waive

the

conversion

into

equity

and/or

write-down

of

such

Higher-Trigger
Contingent

Capital

notwithstanding

the

fact

that

the

CET1 Ratio

(or

similar

measure

or

other
event described in the terms and conditions of such Higher-Trigger

Contingent Capital) has fallen
below its Higher-Trigger

Threshold Ratio, the non-issuance of

such a waiver by FINMA between
the relevant Publication Date and

the Trigger Event

Notice Date will be deemed

equivalent to the
delivery

of

a

Higher-Trigger

Write-down/Conversion

Notice

for

purposes

of

subclause (ii)

of
Condition 7(b) (
Trigger Event and Viability

Event – Trigger Event Notice
).
" Holder
"

means,

with

respect

to

any

Note,

the

Person

or

Persons

holding

such

Note

in

a
securities

account

(
Effektenkonto
)

that

is

in

its

or

their

name,

or,

in

the

case

of

intermediaries
( Verwahrungsstellen
), the

intermediary

or intermediaries

holding

such Note

for

its or

their own
account in a securities account ( Effektenkonto ) that is in its or their name.
"
Independent

Adviser
" means

an independent

financial institution

of international

repute or

an
independent adviser

of recognised

standing and

expertise, in

either case,

appointed by

the Issuer
at its own expense

to make any determination

that is required to

be made, or may

be made, by an
Independent Adviser under these Terms

and Conditions.
"
Independent Adviser

Determination

Cut-off Date
" has the

meaning assigned

to such term

in
subclause (i) of Condition 5(c) ( Interest – Benchmark replacement ).
"
Interest

Payment

Date
"

has

the

meaning

assigned

to

such

term

in

subclause (ii)

of
Condition 5(a) ( Interest – Interest Payment Dates ).
" Interest Period
" means each

period beginning on

(and including) an Interest

Payment Date (or,
in

the

case

of

the

first

Interest

Period,

the

Issue

Date)

and

ending

on

(but

excluding)

the

next
Interest Payment Date.
" Interest Rate " means the Fixed Interest Rate and/or Reset Interest Rate, as the case may be.
" Intermediary " has the meaning assigned to such term in Condition 2(b) ( Amount and
Denomination; Form and Transfer

– Form and transfer
).

8
"
Intermediated

Securities
"

has

the

meaning

assigned

to

such

term

in

Condition 2(b)

(
Amount
and Denomination; Form and Transfer

– Form and transfer
).
" Issue Date " means 24 June 2024.
" Issuer " means UBS Group AG in its capacity as issuer of the Notes.
" Junior Obligations
" means (i) all

classes of share capital

and participation securities

(if any) of
the Issuer

and (ii) all

other obligations

of the

Issuer that

rank, or

are expressed

to rank,

junior to
claims in respect of the Notes and/or any Parity Obligation.
" Margin " means 2.634 per cent. per annum.
" National Regulations
" means,

at any

time, (i) the

Swiss national

banking and

capital adequacy
laws,

and

(ii) the

capital

adequacy

regulations

promulgated

by

the

Swiss

Federal

Council
( Bundesrat
) or

FINMA and

the interpretation

thereof by

FINMA or

any

other

competent Swiss
authority, in

the case of each of clauses (i) and (ii), directly applicable to

UBS Group AG (and/or,
if different, the Group Holding Company) and/or the Group at such time.
"
New

Conversion

Condition
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New

Conversion

Condition

Effective

Date
"

has

the

meaning

assigned

to

such

term

in
subclause (iv) of Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New

Conversion

Price
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New

Residence
"

has

the

meaning

assigned

to

such

term

in

subclause (a)(v)

of

Condition 15
( Issuer Substitution ).
" Newco " has the meaning assigned to such term in the definition of the term "Reorganisation".
" Non-Qualifying Relevant Event " has the meaning assigned to such term in subclause (iv) of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
" Notes
" means the SGD 500,000,000

5.600 per cent. Tier

1 Capital Notes issued by

the Issuer on
the Issue Date.
" OECD
" means the Organisation for Economic Co-operation

and Development.
"
Offer

Settlement

Period
"

has

the

meaning

given

to

it

in

Condition 8(h)

(
Conversion

–
Procedure for delivery

in respect of a Conversion
).
"
Ordinary Publication

Date
" means each Business Day

on which Quarterly

Financial Accounts
are published.
"
Ordinary

Shares
"

means

the

registered

ordinary

shares

of

UBS

Group

AG,

which

as

of

the
Issue Date

have

a par

value of

USD 0.10 each.

The Ordinary

Shares deliverable

on Conversion
will be newly issued from the capital

range (
Kapitalband ), conditional capital ( bedingtes Kapital )
and/or

Conversion

Capital

of

UBS

Group

AG,

and

rank
pari

passu
with

all

other

registered
ordinary shares

of UBS

Group AG

for any

and all

distributions payable

on them

on or

after the
relevant Share Creation Date.
"
Ordinary

Trigger

Event

Notice

Date
"

has

the

meaning

assigned to

such

term

in

subclause (i) of
Condition 7(b) (
Trigger Event and

Viability Event –

Trigger Event Notice
).
"Other Tier 1

Contingent Convertible

Capital Note"
means any capital instrument (other than the
Notes) that:
(a)
is

eligible

in

full

to

be

(i) treated

as

Additional

Tier 1

Capital

and

(ii) counted

towards
either the Going-Concern LR

Requirement or the Going-Concern

RWA

Requirement (or
both); and

9
(b)
subject to the terms and conditions thereof, is to be converted into Ordinary

Shares when
the CET1 Ratio (or equivalent capital measure of the Group described in the terms and
conditions thereof) falls below a certain threshold and/or a Viability

Event (or equivalent
event described in the terms and conditions thereof) occurs.
"
Parity

Obligations
"

means

(i) all

obligations

of

the

Issuer

in

respect

of

Tier 1

Instruments
(excluding any

such obligations that

rank, or are

expressed to rank,

junior to claims

in respect of
the Notes), and

(ii) any other

securities or obligations (including,

without limitation, any guarantee,
credit support

agreement or similar

undertaking) of the

Issuer that rank,

or are expressed

to rank,
pari passu with claims in respect of the Notes and/or any Parity Obligation.
"
Paying

Agent
" has

the meaning

assigned to

such term

in clause (c)

of Condition 9

(
Payments;
Agents ).
" Payment Business Day
" means a day (other than a Saturday or a Sunday) on which

commercial
banks

and

foreign

exchange

markets

settle

payments

and

are

open

for

general

business
(including,

without

limitation,

dealing

in

foreign

exchange

and

foreign

currency

deposits)

in
Singapore.
" Permitted Transactions " means:
(a)
repurchases,

redemptions

or

other

acquisitions

of

any

Ordinary

Shares

in

connection
with

(x) any

employment

contract,

benefit

plan

or

similar

arrangement

with,

or

for

the
benefit of, any employees, officers,

directors or consultants of any member

of the Group,
(y) a dividend reinvestment

or shareholder share purchase

plan or (z) the

issuance of any
Ordinary

Shares

(or

securities

convertible

into,

or

exercisable

for,

Ordinary

Shares)

as
consideration for an acquisition consummated by any member of the Group;
(b)
market-making in Ordinary Shares as part of the securities business of any member of the
Group;
(c)
purchases

of

fractional

interests

in

any

Ordinary

Shares

pursuant

to

the

conversion

or
exchange provisions

of (x) such

Ordinary Shares

or (y) any

security convertible

into, or
exercisable for, Ordinary Shares;
(d)
redemptions or repurchases

of Ordinary Shares pursuant

to any shareholders' rights

plan;
and
(e)
distributions in

cash or

in kind

on, or

repurchases, redemptions

or other

acquisitions of,
any Ordinary Shares as a part

of any solvent reorganisation, reconstruction, amalgamation
or merger

of any member

of the Group,

so long as

such member (or

the successor entity
resulting from such reorganisation, reconstruction,

amalgamation or merger) continues to
be a member of the Group.
" Person
" means

any

individual, corporation,

bank, partnership,

joint venture,

association, joint-
stock

company,

limited

liability

company,

trust,

unincorporated

organisation

or

government

or
any agency or political subdivision thereof.
"
Presentation

Currency
"

means

(i) with

respect

to

any

Quarterly

Financial

Accounts,

the
presentation

currency

of

such

Quarterly

Financial

Accounts,

and

(ii) with

respect

to

any
Reviewed Interim

Measurement, the

Presentation Currency

of the

Quarterly Financial

Accounts
that

will be

prepared

for

the relevant

financial

quarterly

or annual

period

in

which

the

relevant
Extraordinary Publication Date falls.
"
Prevailing

Rate
"

means,

in

respect

of

any

currencies

on

any

day,

the

spot

rate

of

exchange
between the

relevant currencies

prevailing as

at or

about 12

noon (New

York

City time)

on that
date as appearing on

or derived from

the Relevant Page or,

if such a rate

cannot be determined at
such time,

the rate

prevailing as

at or

about 12

noon (New

York

City time)

on the

immediately
preceding day

on which

such rate

can be

so determined

or,

if such

rate cannot

be so

determined
by reference

to the

Relevant Page,

the rate

determined

in such

other manner

as an

Independent
Adviser determines to be appropriate.

10
"
Principal

Paying

Agent
"

means

UBS

AG,

in

its

capacity

as

principal

paying

agent

for

the
Notes, and

includes any

successor principal

paying agent

for the

Notes appointed

in accordance
with the terms of the Agency Agreement.
" Protective Measures " has the meaning assigned to such term in the definition of the term
"Bankruptcy Event".
" Public Sector
" means

the government

of, or

a governmental

agency or

the central

bank in,

the
country of incorporation of the Group Holding Company.
" Publication Date
" means an Ordinary Publication Date or an Extraordinary Publication

Date, as
the case may be.
" Qualifying Relevant Event " has the meaning assigned to such term in subclause (iv) of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
Quarterly

Financial

Accounts
"

means

(i) the

financial

statements

of

the

Group

(including,
without

limitation,

the

notes

thereto)

in

respect

of

a

financial

quarter

published

by

the

Group
Holding

Company,

which

have

been

reviewed

by

the

Auditor

in

accordance

with

the
International

Standards

on

Auditing;
provided,

however
,

that,

if

the

financial

statements

of

the
Group in respect of the last

quarter of any year are not

so reviewed, the term "Quarterly Financial
Accounts"

in

respect

of

such

quarter

will

mean

instead

the

annual

financial

statements

of

the
Group (including,

without limitation,

the notes

thereto) in

respect of

such year,

which have

been
audited

by

the

Auditor

in

accordance

with

the

International

Standards

on

Auditing

and

are
published in

the annual

report of

the Group

Holding Company

for such

year,

or (ii) in

the event
that

the

Group

does

not

publish

quarterly

financial

statements

as

described

in

clause (i)

of

this
definition,

the financial

disclosures published

by the

Group pursuant

to and

in compliance

with
FINMA

Circular

2016/01

"Capital

Adequacy

Disclosures

Banks",

as

amended

and

as

may

be
further amended

from time to

time, or pursuant

to and in

compliance with

any successor circular
or regulation applicable

to the Group

Holding Company,
provided

that such financial

disclosures
are

published

for

each

financial

quarter

and

the

interim

earnings

included

in

such

disclosures
have been reviewed by the Auditor in accordance with International Standards on Auditing.
"
Recognised

Stock

Exchange
"

means

an

EEA

Regulated

Market,

a

regulated,

regularly
operating, recognised

stock exchange

in Switzerland

or any

other regulated,

regularly operating,
recognised stock exchange or securities market in an OECD member state.
"
Redemption

Date
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of

Condition 6(e)
(
Redemption and Purchase – Conditions

for redemption
).
"
Redemption

Notice
" has

the meaning

assigned to

such term

in subclause

(i) of

Condition 6(e)
(
Redemption and Purchase – Conditions

for redemption
).
" Reference Period " has the meaning assigned to such term in the definition of the term "Current
Market Price".
" Reference Rate
" means, in relation to any

Reset Interest Period:
(a)
the 5-Year

SORA OIS Rate

as at the

Relevant Time

on the Reset

Determination Date

in
relation to such Reset Interest Period appearing on

the Reference Rate Page on such

Reset
Determination Date; or
(b)
if such 5-Year SORA OIS Rate does not appear

on the Reference Rate

Page on such Reset
Determination

Date,

the

Reset

Reference

Bank

Rate

in

relation

to

such

Reset
Determination Date.
"
Reference Rate

Page
" means the

"OTC SGD OIS"

page on Bloomberg

(or (i) such other

page as
may

replace

that

page

on

Bloomberg,

or

(ii) if

there

is no

such

replacement

page

on Bloomberg,
such

other

page

on

such

other

information

service

that

is

the

generally

accepted

page

used

by
market participants

at that

time for

purposes of

observing the

5-Year

SORA OIS

Rate, in

the case
of

each of

clauses (i)

and

(ii), as

determined

by

the Issuer

after

consultation

with

the Calculation
Agent).

As

of

the

Issue

Date,

the

5-Year

SORA

OIS

Rate

appears

on

the

Reference

Rate

Page

11
under

the

column

headed

"Ask"

within

the

section

headed

"OIS

BGN",

but

may

appear

on

the
Reference Rate Page under such other column and/or section as may apply from time to time.
"
Regulatory

Event
"

has

the

meaning

assigned

to

such

term

in

subclause (ii)

of

Condition 6(d)
(
Redemption and Purchase – Redemption

due to a Regulatory Event
).
" Relevant Accounts
" means, in respect of any Interest Payment Date, the

most recently published
audited

unconsolidated

annual

financial

statements

of

UBS

Group

AG

prepared

in

accordance
with the Swiss Code.
"
Relevant

Currency
" means

USD or,

if at

the relevant

time or

for the

purposes of

the relevant
calculation

or

determination

there

is

a

Relevant

Stock

Exchange

but

the

New

York

Stock
Exchange

is

not

the

Relevant

Stock

Exchange

(or

is

the

Relevant

Stock

Exchange

but

the
Ordinary Shares

are not

quoted or

dealt in

thereon in

USD), the

currency in

which the

Ordinary
Shares are quoted or dealt in on the Relevant Stock Exchange at such time.
"
Relevant

Date
" means,

with respect

to any

payment,

(i) the

date on

which

such payment

first
becomes due under the Notes (the " Scheduled Due Date "), or (ii) if the full amount of the money payable

on the

Scheduled

Due Date

has not

been received

by the

Principal Paying

Agent on

or
before

the

Scheduled

Due

Date,

the

date

on

which

the

full

amount

of

the

money

due

on

the
Scheduled Due Date has been received by the Principal Paying Agent

.
" Relevant Event " has the meaning assigned to such term in subclause (iv) of Condition 8(e)
( Conversion – Qualifying Relevant Event ).
" Relevant Page
" means the page on Bloomberg or such other information service provider that
displays the relevant information.
" Relevant Shares " has the meaning assigned to such term in subclause (iv) of Condition 8(e)
( Conversion – Qualifying Relevant Event ).
"
Relevant

Stock

Exchange
" means

the New

York

Stock Exchange

or,

if at

the relevant

time the
Ordinary

Shares

are

not

listed

and

admitted

to

trading

on

the

New

York

Stock

Exchange,

the
principal

stock

exchange

or

securities

market

on

which

the

Ordinary

Shares

are

then

listed,
admitted to trading or quoted or accepted for dealing (if any).
" Relevant Time " means 4:00 p.m. (Singapore time).
" Reorganisation
" means

proceedings that

effect the

interposition of

a corporation

or other

limited
liability company

("
Newco
") between the

Shareholders immediately

prior to such

proceedings (the
"
Existing

Shareholders
")

and

UBS Group

AG,
provided

that

(i) only

ordinary

shares

or units

or
equivalent

of Newco

or depositary

or other

receipts or

certificates representing

ordinary shares

or
units or equivalent

of Newco are issued

to Existing Shareholders,

(ii) immediately after completion
of such

proceedings the

only holders

of ordinary

shares, units

or equivalent

of Newco

or the

only
holders

of

depositary

or

other

receipts

or

certificates

representing

ordinary

shares

or

units

or
equivalent

of

Newco,

as

the

case

may

be,

are

Existing

Shareholders

holding

in

the

same
proportions

as

immediately

prior

to

completion

of

such

proceedings,

(iii) immediately

after
completion

of such

proceedings,

Newco

is (or

one

or

more wholly

-owned

subsidiaries

of

Newco
are) the

only shareholder

of UBS

Group AG,

(iv) all subsidiaries

of UBS

Group AG

immediately
prior to such

proceedings (other than

Newco, if Newco is

then a subsidiary of

UBS Group AG) are
subsidiaries of

UBS Group

AG (or

of Newco)

immediately after

completion of

such proceedings,
and

(v)

immediately

after

completion

of

such

proceedings,

UBS

Group

AG

(or

Newco)

holds,
directly or

indirectly,

the same

percentage of

the ordinary

share capital

and equity

share capital

of
those subsidiaries as was held by UBS Group AG immediately prior to such proceedings

.
"
Reset

Date
"

means

the

First

Call

Date

and

each

day

that

falls

on

the

fifth

anniversary

of

the
immediately preceding Reset Date.
"
Reset

Determination

Date
" means,

in relation

to any

Reset Interest

Period,

the day

falling

two
Business Days prior to the Reset Date on which such Reset Interest Period commences.

12
"
Reset

Interest

Amount
"

has

the

meaning

assigned

to

such

term

in

Condition 5(b)

(
Interest

–
Determination

of

the

Reference

Rate,

the

Reset

Interest

Rate

and

the

Reset

Interest

Amount

in
relation to each Reset Interest

Period
).
"
Reset

Interest

Period
"

means

each

period

from

(and

including)

any

Reset

Date

and

ending

on
(but excluding) the next Reset Date.
"
Reset

Interest

Rate
" means,

in relation

to any

Reset Interest

Period, the

sum of

the Margin

and
the Reference Rate in relation to such Reset Interest Period.
"
Reset Reference

Bank Rate
" means, in

relation to any

Reset Determination Date,

the percentage
rate

(rounded,

if

necessary,

to

the

fifth

decimal

place,

with

0.000005

being

rounded

upwards)
determined by the Calculation Agent as follows:
(a)
the

Calculation

Agent

will

request

the

principal

Singapore

office

of

each

of

the

Reset
Reference

Banks

to

provide

it

with

a

quotation

for

such

Reset

Reference

Bank's

5-Year
SORA OIS Rate (with the

relevant interest rate swap transaction

commencing on the Reset
Date

on

which

the

Reset

Interest

Period

to

which

such

Reset Determination

Date

relates
commences

and

being

in

an

amount

that

is

representative

of

a

single

transaction

in

the
relevant

market

at

the

relevant

time

with

an

acknowledged

dealer

of

good

credit

in

the
swap

market)

as

at

the

Relevant

Time

on

the

Business

Day

immediately

following

such
Reset Determination Date; and
(b)
if

at

least three

such quotations

are

provided,

the Reset

Reference

Bank Rate

will be

the
arithmetic

mean

of

the

quotations

provided,

eliminating

the

highest

quotation

(or,

in

the
event of equality,

one of the highest)

and the lowest quotation

(or, in

the event of equality,
one of the lowest); or
(c)
if

only

two

such

quotations

are

provided,

the

Reset

Reference

Bank

Rate

will

be

the
arithmetic mean of the quotations provided; or
(d)
if

only

one

such

quotation

is

provided,

the

Reset

Reference

Bank

Rate

will

be

the
quotation provided; or
(e)
if

no

such

quotations

are

provided,

the

Reset

Reference

Bank

Rate

will

be

(i) if

such
Reset Determination

Date is in

relation to any

Reset Interest Period

other than the

Reset
Interest Period

commencing on

the First

Call Date,

the Reference

Rate in

respect of

the
immediately preceding

Reset Interest

Period, or

(ii) if such

Reset Determination

Date is
in

relation

to

the

Reset

Interest

Period

commencing

on

the

First

Call

Date,

2.966 per
cent. per annum.
"
Reset

Reference

Banks
" means

five major

banks in

the Singapore

interbank market,

as selected
by the Issuer after consultation with the Calculation Agent.
" Restructuring Proceedings " has the meaning assigned to such term in the definition of the term
"Bankruptcy Event".
"
Reviewed

Interim

Measurement
"

means

an

interim

measurement

of

the

CET1 Ratio,

with
respect

to

which

the

Auditor

has

performed

procedures

in

accordance

with

the

International
Standard on

Related Services

(and relevant

Swiss standards

and practices)

applicable to

agreed-
upon procedures engagements.
"
Scheduled

Due

Date
"

has

the

meaning

assigned

to

such

term

in

the

definition

of

the

term
"Relevant Date".
" Securities
" means any shares in

the capital of UBS Group AG,

or any options, warrants or other
rights to

subscribe for

or purchase

or acquire

shares in

the capital

of UBS

Group AG,

excluding
all Other Tier 1 Contingent Convertible

Capital Notes (and each a "
Security ").
"
Senior

Obligations
"

means

all

obligations

of

the

Issuer

that

are

unsubordinated

or

that

are
subordinated and do not constitute either Junior Obligations or Parity Obligations.

13
"
Settlement Agency

Agreement
" means the Settlement Agency

Agreement dated as of the Issue
Date,

between

the

Issuer

and

the

Settlement

Agent,

as

amended,

supplemented

or

otherwise
modified from time to time.
"
Settlement

Agent
"

means

UBS

AG,

in

its

capacity

as

settlement

agent

for

the

Notes,

and
includes any

successor settlement

agent for

the Notes

appointed in

accordance with

these Terms
and Conditions.
"
Settlement Share

Depository
" means SIX SIS; provided , however
, that, if on

or prior to any date
when

a

function

ascribed

to

the

Settlement

Share

Depository

in

these

Terms

and

Conditions

is
required

to

be

performed

the

Issuer

appoints

another

reputable

independent

financial

institution,
clearing

institution,

trust

company

or

similar

entity

to

perform

such

functions,

who

will

hold
Ordinary Shares in a

designated trust account

for the benefit of

the Holders and otherwise

on terms
consistent

with

these

Terms

and

Conditions,

then

"Settlement

Share

Depository"

will

mean

such
entity so appointed.
" Settlement Shares Offer " has the meaning given to it in Condition 8(h) ( Conversion –
Procedure for delivery

in respect of a Conversion
).
" Settlement Shares Offer Agent " has the meaning given to it in Condition 8(h) ( Conversion –
Procedure for delivery

in respect of a Conversion
).
" SGD " means Singapore dollars.
"
Share

Creation

Date
"

means,

in

relation

to

Ordinary

Shares

to

be

issued

and

delivered

on
Conversion, the

date falling

after the relevant

Trigger Event

Notice or Viability

Event Notice,

as
the case may be, and

on or prior to the

applicable Conversion Date on

which as a matter of Swiss
law the relevant Ordinary Shares are paid up.
" Shareholders " means the holders of Ordinary Shares.
"
Singapore

Overnight

Rate

Average

Overnight

Indexed

Swap
"

means

a

fixed-for-floating
SGD interest rate swap transaction with a semi-annual fixed leg (calculated on the same day count basis

as

the

Day

Count

Fraction)

and

a

floating

leg

based

on

six-month

daily

compounded
Singapore Overnight

Rate Average

(SORA) (payable

in arrear)

rate (calculated

on the

same day
count basis as the Day Count Fraction).
" SIX SIS " means SIX SIS Ltd and any successor thereto.
"
Substitute

Issuer
" has

the meaning

assigned to

such term

in clause (a)

of Condition 15

(
Issuer
Substitution ).
"
Substitution

Documents
"

has

the

meaning

assigned

to

such

term

in

subclause (a)(iv)

of
Condition 15 ( Issuer Substitution ).
"
Substitution

or

Amendment

Effective

Date
"

has

the

meaning

assigned

to

such

term

in
subclause (b)(iii) of Condition 13 ( Meeting of Holders; Substitution and Amendment ).
" Swiss Banking Act " means the Swiss Federal Act on Banks and Savings Institutions of
8 November 1934, as amended and as may be further amended from time to time.
" Swiss Code
" means the

Swiss Code of

Obligations of 30 March

1911, as

amended and as

may be
further amended from time to time.
"
Swiss

Resolution

Power
"

means

any

statutory

power

of

FINMA

that

it

may

exercise

during
Restructuring

Proceedings

as set

forth

in article

28 et

seqq. of

the Swiss

Banking

Act or

in any
implementing

ordinance

or

successor

Swiss

law

or

regulation

or

analogous

Swiss

law

or
regulation applicable to bank holding

companies incorporated under the laws

of Switzerland such
as UBS Group AG,

including, without

limitation, the

power to

(i) transfer the

assets of the

entity
subject

to

such

Restructuring

Proceedings,

or

portions

thereof,

together

with

such

entity's debt,
other

liabilities and

contracts, or

portions thereof,

to another

entity,

(ii) stay

(for a

maximum

of
two business days) the termination

of, or the exercise of (w) rights to terminate,

(x) netting rights,

14
(y) rights

to

enforce

or

dispose

of

certain

types

of

collateral

or

(z) rights

to

transfer

claims,
liabilities

or

certain

collateral

under,

contracts

to which

the entity

subject to

such Restructuring
Proceedings

is

a

party,

(iii) partially

or

fully

convert

the

debt

of

the

entity

subject

to

such
Restructuring Proceedings

into equity,

and/or (iv) partially or

fully write-down

the obligations of
the entity subject to such Restructuring Proceedings.
"
Tax

Event
"

has

the

meaning

assigned

to

such

term

in

subclause (ii)

of

Condition 6(c)
(
Redemption and Purchase – Redemption

due to a Tax

Event
).
" Tax Jurisdiction " means Switzerland.
" Taxes " has the meaning assigned to such term in clause (a) of Condition 10 ( Taxation ).
" Threshold Ratio " means 7 per cent.
"
Tier

1

Capital
"

means

Additional Tier

1

Capital

or any

item that

qualifies

as common

equity
tier 1 capital pursuant to National Regulations.
"
Tier

1

Instruments
"

means

any

and

all

(i) securities

or

other

obligations

(other

than

Tier 1
Shares)

issued

by

UBS

Group

AG

or

(ii) shares,

securities,

participation

securities

or

other
obligations

(other than

Tier 1

Shares) issued

by a

subsidiary of

UBS Group

AG and

having

the
benefit of

a guarantee,

credit support

agreement or

similar undertaking

of UBS

Group AG,

each
of

which

shares,

securities,

participation

securities

or

other

obligations

described

in

clauses (i)
and

(ii)

of

this

definition

qualify,

or

are

issued

in

respect

of

a

security

that

qualifies,

as

Tier 1
Capital

of

the

Group

and/or

UBS

Group

AG

(without

regard

to

quantitative

limits

on

such
capital) on a consolidated ( Finanzgruppe ) or on an unconsolidated ( Einzelinstitut ) basis.
"
Tier

1

Shares
"

means all

classes of share

capital and

participation certificates

(if any) of UBS
Group AG

or any

subsidiary of

UBS Group

AG that

qualify as

common equity

tier 1 capital

of
the Group

and/or UBS

Group AG

under National

Regulations on

a consolidated

(
Finanzgruppe )
or on an unconsolidated ( Einzelinstitut ) basis.
"
Trigger

Breach Determination Date
" has the meaning assigned to such term in subclause (i) of
Condition 7(b) (
Trigger Event and Viability

Event – Trigger Event Notice
).
"
Trigger

CET1 Ratio
" means, as of any Publication

Date, (i) the sum of (x) the CET1 Capital

as
of

the

relevant

Balance

Sheet

Date

and

(y) the

Higher-Trigger

Amount

as

of

such

Publication
Date,

divided

by

(ii) the

BIS

Risk

Weighted

Assets

as

of

the

relevant

Balance

Sheet

Date,
expressed as a percentage
.
"
Trigger

Event
"

has

the

meaning

assigned

to

such

term

in

subclause (ii)

of

Condition 7(a)
(
Trigger Event and Viability

Event – Trigger Event
).
"
Trigger Event Conversion

Date
" has the meaning assigned to such term in subclause (i) of
Condition 7(b) (
Trigger Event and Viability

Event – Trigger Event Notice
).
"
Trigger

Event Notice
" has the meaning assigned to such term in subclause (i)

of Condition 7(b)
(
Trigger Event and Viability

Event – Trigger Event Notice
).
"
Trigger

Event Notice Date
" means an Ordinary Trigger

Event Notice Date or an

Extraordinary
Trigger Event Notice Date, as the case may be.
" US " or " United States
" means the

United States of

America (including

the States and the

District
of Columbia), its territories, its possessions and other areas subject to its jurisdiction.
" USD " means United States dollars.
"
Viability

Event
"

has

the

meaning

assigned

to

such

term

in

subclause (ii)

of

Condition 7(c)
(
Trigger Event and Viability

Event – Viability

Event
).
"
Viability

Event

Conversion

Date
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of
Condition 7(c) (
Trigger Event and Viability

Event – Viability Event
).

15
"
Viability

Event

Notice
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of
Condition 7(c) (
Trigger Event and Viability

Event – Viability Event
).
"
Volume

Weighted

Average

Price
" means,

in respect

of an

Ordinary

Share or

other Security

on
any

dealing

day,

the order

book

volume-weighted

average price

(rounded

to

the

same

number

of
decimal places

as the

initial Conversion

Price) of

an Ordinary

Share or

such other

Security,

as the
case may

be, published

on or

by or

derived from

(i) in the

case of

an Ordinary

Share, the

relevant
Bloomberg

page,

or

(ii) in

the

case

of

a

Security

other

than

Ordinary

Shares,

the

principal

stock
exchange or securities

market on which such

Security is then listed

or quoted or dealt

in, if any,

or,
in the

case of

each of

clauses (i) and

(ii), such

other source

as an

Independent Adviser

determines
to be

appropriate,

on such

dealing day,
provided

that if

on any

such dealing

day such

price is

not
available

or

cannot

otherwise

be

determined

as

provided

above,

the

Volume

Weighted

Average
Price of

an Ordinary

Share or

such other

Security,

as the

case may

be, in

respect of

such dealing
day

shall be

(i) the

Volume

Weighted

Average

Price, determined

as provided

above, on

the most
recently preceding

dealing day on

which the same

can be so

determined, or (ii)

determined in such
other manner as an Independent Adviser determines to be appropriate

.
2.
AMOUNT AND DENOMINATION

;

FORM AND TRANSFER
(a)
Amount and denomination
The initial aggregate principal

amount of the Notes will

be SGD 500,000,000. The

Notes
will

be

issued

to

Holders

in

minimum

denominations

of

SGD 250,000

and

integral
multiples of SGD 250,000 in

excess thereof. The Notes may

be held and transferred only
in

minimum

denominations

of

SGD 250,000

and

integral

multiples

of

SGD 250,000

in
excess thereof.
(b)
Form and transfer
The

Notes

are

issued

in

uncertificated

form

as

uncertificated

securities

(
einfache
Wertrechte
)

in

accordance

with

article 973c

of

the

Swiss

Code.

The

uncertificated
securities ( einfache Wertrechte ) will be created by the Issuer by means of a registration in its

register

of

uncertificated

securities

(
Wertrechtebuch
).

Such

uncertificated

securities
will

then

be

entered

into

the

main

register

(
Hauptregister
)

of

SIX

SIS

or

any

other
intermediary

(
Verwahrungsstelle
)

in

Switzerland

recognised

for

such

purposes

by

SIX
Swiss Exchange Ltd (SIX SIS or any

such other intermediary, the "
Intermediary "). Once
the

uncertificated

securities

are

registered

in

the

main

register

(
Hauptregister
)

of

the
Intermediary and entered

into the accounts

of one or

more participants of

the Intermediary,
the Notes will constitute

intermediated securities (
Bucheffekten
) within the meaning

of the
FISA (" Intermediated Securities ").
So long

as the

Notes are

Intermediated Securities,

the Notes

may only

be transferred

by
the entry of the transferred Notes in a securities account of the transferee, as set out in the provisions of the FISA.
The

records of

the Intermediary

will determine

the number

of Notes

held

through each
participant in the Intermediary.
Neither the Issuer

nor any Holder

nor any other

Person will at any

time have the

right to
effect

or

demand

the

conversion

of

the

Notes

into,

or

the

delivery

of,

a

global

note
( Globalurkunde ) or individually certificated securities ( Wertpapiere ).
3.
RESERVED
4.
STATUS

AND SUBORDINATION
(a)
Status
The Notes constitute direct, unsecured and subordinated obligations of the

Issuer and rank
pari passu
and without

any preference

among

themselves. The

rights and

claims of

the
Holders against

the Issuer under

the Notes are

subordinated as described

in clause (b)

of
this Condition 4.

16
(b)
Subordination
In

the

event

of

(i) a

Bankruptcy

Event

or

(ii) an

order

being

made,

or

an

effective
resolution being passed, for the liquidation or winding-up

of the Issuer (except, in any such
case,

a

solvent

liquidation

or

winding-up

of

the

Issuer

solely

for

purposes

of

a
reorganisation, reconstruction

or amalgamation

of the Issuer

or the substitution

in place of
the

Issuer

of

a

successor

in

business

to

the

Issuer,

the

terms

of

which

reorganisation,
reconstruction, amalgamation

or substitution (x)

have previously been

approved by a

valid
resolution of the Holders

and (y) do not provide that

the Notes shall become redeemable

in
accordance with these Terms

and Conditions),
(i)
if

such

event

occurs

prior

to

the

occurrence

of

a

Trigger

Event

or

a
Viability

Event, the

rights and

claims of

the Holders

against the

Issuer
in

respect

of

or

arising

under

(including,

without

limitation,

any
damages

awarded

for

breach

of

any

obligation

under)

the

Notes

will,
subject

to

any

obligations

that

are

mandatorily

preferred

by

law,

rank
(A) junior to

the rights

and claims

of all

holders of

Senior Obligations,
(B)
pari

passu

with

the

rights

and

claims

of

holders

of

Parity
Obligations, and

(C) senior to the

rights and claims

of holders of

Junior
Obligations; provided , however
,

that,

if

a

Trigger

Event

or

a

Viability
Event subsequently

occurs while

such Bankruptcy

Event or

liquidation
or winding-up,

as the

case may

be, is

continuing, the

rights and

claims
of the

Holders against

the Issuer

in respect

of the

delivery of

Ordinary
Shares

in

accordance

with

Condition 8

(
Conversion
)

will

rank

as

set
forth in subclause (ii) below; or
(ii)
if such

event occurs

on or

after the

occurrence of

a Trigger

Event or

a
Viability

Event, the

rights and

claims of

the Holders

against the

Issuer
in

respect

of

the

delivery

of

Ordinary

Shares

in

accordance

with
Condition 8

(
Conversion
)

will rank

(A) junior

to

the

rights

and

claims
of all

holders of

Senior Obligations,

(B) junior to

the rights

and claims
of holders

of Parity

Obligations, and

(C)
pari passu

with the

rights and
claims of holders of Junior Obligations
.
(c)
Claims subject to a Conversion
Any

claim

of

any

Holder

in

respect

of

or

arising

under

the

Notes

(including,

without
limitation,

any

claim

in

relation

to

any

unsatisfied

payment

obligation

of

the

Issuer
subject to enforcement

by any Holder

pursuant to Condition

12 (
Events of Default ) or in
relation

to

the

occurrence

of

any

other

Event

of

Default)

will

be

subject

to,

and
superseded

by,

Condition 8

(
Conversion
),

irrespective

of

whether

the

relevant

Trigger
Event or Viability

Event, as applicable, has occurred,

or, in the case

of a Viability

Event,
the relevant

Viability

Event Notice has

been given, prior

to or after

the occurrence of

an
Event of Default or any other event.
5.
INTEREST
(a)
Interest Payment Dates
(i)
Subject

to

Condition 8

(
Conversion
)

and

clause (h)

of

this

Condition 5,

the
Notes will

bear

interest on

their principal

amount

(A) from

(and

including)

the
Issue Date

to (but

excluding) the

First Call Date,

at the

Fixed Interest

Rate, and
(B) thereafter, at the applicable Reset Interest Rate.
(ii)
Subject

to

Condition 8

(
Conversion
)

and

clause (i)

of

this Condition

5,

interest
on

the

Notes

will

be

payable

semi-annually

in

arrear

on

21

June

and

21
December of each year (each, an "
Interest Payment

Date
"), commencing on 21
December 2024.
(b)
Determination

of

the

Reference

Rate,

the

Reset

Interest

Rate

and

the

Reset

Interest
Amount in relation to each Reset Interest

Period
With

respect to

each Reset

Interest Period

and subject

to clause (c)

of this

Condition 5,
the Calculation

Agent will,

as soon

as practicable

after the

Relevant Time

on the

Reset

17
Determination

Date

in

relation

to

such

Reset

Interest

Period,

determine

the

Reference
Rate and

the Reset

Interest Rate

for such

Reset Interest

Period and

calculate the

amount
of

interest

payable

per Calculation

Amount

on the

Interest

Payment

Date

in

relation

to
each

Interest

Period

falling

in

such

Reset

Interest

Period

(each,

a

"
Reset

Interest
Amount ").
(c)
Benchmark replacement
If

the

Issuer

(in

consultation

with

the

Calculation

Agent)

determines

prior

to

any

Reset
Determination

Date

that

(x) the rate

referred

to in

clause (a)

of

the definition

of the

term
"Reference

Rate"

(the

"
Existing

Benchmark

Rate
")

has

been

discontinued

or

(y) there
has

been

a

public

statement

or

publication

of

information

by

the

administrator

of

the
Existing Benchmark

Rate (or

any component

thereof) or

the regulatory

supervisor for

the
administrator of the

Existing Benchmark Rate

(or any component

thereof) announcing that
the

Existing

Benchmark

Rate

(or

such

component)

is

no

longer

representative,

then

the
following provisions shall apply (subject to the subsequent operation of this clause (c)):
(i)
the Issuer shall

use reasonable endeavours

to appoint an Independent

Adviser to
determine

in

the

Independent

Adviser's

discretion,

in

accordance

with
subclause (iv)

below,

an

alternative

rate

to

the

Existing

Benchmark

Rate

(the
"
Alternative Benchmark

Rate
") no later

than three Business

Days prior

to the
Reset Determination

Date relating

to the

next succeeding

Reset Interest

Period
(such Business Day,

the "
Independent Adviser

Determination Cut-off

Date
",
and

such

next

succeeding

Reset

Interest

Period,

the

"
Affected

Reset

Interest
Period
")

for

purposes

of

determining

the

Reference

Rate

in

respect

of

the
Affected Reset Interest Period and all Reset Interest Periods thereafter
;
(ii)
if

prior

to

the

Independent

Adviser

Determination

Cut-off

Date

the

Issuer

is
unable to appoint an

Independent Adviser or the

Independent Adviser appointed
by

the

Issuer

fails

to

determine

an

Alternative

Benchmark

Rate

in

accordance
with subclause (iv)

below,

then the

Issuer (in

consultation

with the

Calculation
Agent) may determine in its discretion, in accordance with

subclause (iv) below,
the Alternative Benchmark Rate

for purposes of determining the

Reference Rate
in

respect

of

the

Affected

Reset

Interest

Period

and

all

Reset

Interest

Periods
thereafter;
(iii)
if subclause (ii) above

applies and the Issuer

is unable or unwilling

to determine
the Alternative

Benchmark Rate

prior to

the Reset

Determination

Date relating
to

the

Affected

Reset

Interest

Period

in

accordance

with

subclause (iv)

below,
the Reference Rate in

respect of the Affected

Reset Interest Period will

be equal
to

the

Reference

Rate

in

respect

of

the

immediately

preceding

Reset

Interest
Period (or,

if there is

no preceding Reset

Interest Period, the

Reset Interest Rate
applicable

to

the

Affected

Reset

Interest

Period

will

be

equal

to

the

Fixed
Interest

Rate);
provided , however
,

that,

if

this

subclause (iii)

applies

to

the
Affected

Reset Interest

Period,

the Reset

Interest

Rate for

all succeeding

Reset
Interest Periods

will be

the Reset

Interest Rate

applicable to

the Affected

Reset
Interest

Period

as

determined

in

accordance

with

this

subclause (iii)

unless
(A) the

Issuer,

in

its

sole

discretion,

elects

to

determine

an

Alternative
Benchmark Rate

in respect of

any such succeeding

Reset Interest Period

and all
Reset Interest Periods

thereafter in

accordance with

the processes set

out in this
clause (c), and (B) an Alternative Benchmark Rate is so determined;
(iv)
in
the case

of any

determination of

an Alternative

Benchmark Rate

pursuant to
subclause (i) or (ii) above, such Alternative Benchmark

Rate will be such rate as
the

Independent

Adviser

or

the

Issuer

(in

consultation

with

the

Calculation
Agent),

as

applicable,

determines

in

its

reasonable

discretion

has

replaced

the
Existing

Benchmark

Rate

in

customary

market

usage,

or,

if

the

Independent
Adviser or

the Issuer,

as applicable,

determines in

its reasonable

discretion that
there is no such rate,

such other rate as the Independent

Adviser or the Issuer (in
consultation with

the Calculation

Agent) determines

in its

reasonable discretion
is most comparable to the Existing Benchmark Rate; and

18
(v)
if

the

Independent

Adviser

or the

Issuer determines

an Alternative

Benchmark
Rate in accordance with the above provisions of this clause (c),
(A)
the

Independent

Adviser

(in

the

case

of

subclause (2)

below,

in
consultation

with

the

Issuer)

or,

following

consultation

with

the
Calculation Agent,

the Issuer

(as the

case may

be) shall

also determine
in

its

reasonable

discretion

(1) the

method

for

obtaining

such
Alternative

Benchmark

Rate,

including

the

page

on

or

source

from
which

such

Alternative

Benchmark

Rate

appears

or

is

obtained

(the
"
Alternative

Reference

Rate

Page
"),

and

the

time

at

which

such
Alternative

Benchmark

Rate

appears

on,

or

is

obtained

from,

the
Alternative

Reference

Rate

Page

(the

"
Alternative

Relevant

Time
"),
(2) whether

to

apply

an

Adjustment

Spread

to

such

Alternative
Benchmark

Rate and,

if so,

the Adjustment

Spread, which

Adjustment
Spread

must

be

recognised

or

acknowledged

as

being

in

customary
market

usage

in

international

debt

capital

markets

transactions

that
reference

the

Existing

Benchmark

Rate,

where

such

rate

has

been
replaced

by

such

Alternative

Benchmark

Rate,

and

(3) any

alternative
method

for

determining

the

Reference

Rate

if

such

Alternative
Benchmark

Rate

is

unavailable

on

the

relevant

Reset

Determination
Date, which alternative

method shall be

consistent with any

Alternative
Benchmark Rate that has broad market support;
(B)
for

the

Affected

Reset

Interest

Period

and

all

Reset

Interest

Periods
thereafter,

(1) clause (a) of

the definition

of the

term "Reference

Rate"
shall

be

amended

pursuant

to

clause (c)

of

Condition 13

(
Meetings

of
Holders;

Substitution

and

Amendment
)

to

give

effect

to

the
determination described

in subclause (A)(1)

above and

any Adjustment
Spread

determined

pursuant

to

subclause (A)(2)

above,

and
(2) clause (b)

of

the

definition

of

the

term

"Reference

Rate"

shall

be
amended

pursuant

to clause

(c) of

Condition 13

(
Meetings of

Holders;
Substitution

and

Amendment
)

to

give

effect

to

the

determination
described in subclause (A)(3) above
;
(C)
references

to the

Reference

Rate Page

and

the

Relevant Time

in

these
Terms

and

Conditions

will

be

deemed

to

be

references

to

the
Alternative

Reference

Rate

Page

and

the

Alternative

Relevant

Time,
respectively;
(D)
if

any

changes

to

the

definitions

of

the

terms

"Business

Day",

"Day
Count Fraction", "Payment

Business Day" and/or

"Reset Determination
Date" are necessary in order

to implement the amendments described

in
subclause (B)

above,

such

definitions

shall

be

amended

pursuant

to
clause (c)

of

Condition 13

(
Meetings

of

Holders;

Substitution

and
Amendment ) to reflect such changes; and
(E)
the Issuer

shall promptly

give notice

to the

Holders in

accordance with
Condition 14

(
Notices
)

specifying

such

Alternative

Benchmark

Rate
(including

any

Adjustment

Spread

determined

pursuant

to
subclause (A)(2) above

and any

alternative method

for determining

the
Reference

Rate

described

in

subclause (A)(3)

above),

the

Alternative
Reference

Rate

Page,

the

Alternative

Relevant

Time,

and

any
amendments

implemented

pursuant

to

clause (c)

of

Condition 13
(
Meetings

of

Holders;

Substitution

and

Amendment
)

as

described

in
subclauses (B) and (D) above.
Any

determination

that

is

made

by

an

Independent

Adviser

or

by

the

Issuer

for

purposes

of

this
clause (c) will be made in good faith and in a commercially reasonable manner.
(d)
Publication of Reset Interest Rate and interest amount

payable upon redemption
With respect to each Reset Interest Period, as soon as practicable after such determination but in

any event

no later

than the

relevant Reset

Date, the

Calculation Agent

will cause

19
(i) the relevant Reset Interest

Rate and the relevant

Reset Interest Amount determined

by
it,

together

with

the

Interest

Payment

Date

in

relation

to

each Interest

Period

falling

in
such Reset Interest

Period, to be

notified to the

Issuer and the

Paying Agents and

(ii) the
relevant

Reset

Interest

Rate

determined

by

it

to

be

notified

to

any

stock

exchange

or
other

relevant

authority

on

which

the

Notes

are

at

the

relevant

time

listed

and

to

be
published in accordance with Condition 14 ( Notices ).
The

Calculation

Agent

shall calculate

any

interest

amount

payable

on

any

Redemption
Date

(if

the

Notes

are

to

be

redeemed

pursuant

to

Condition 6

(
Redemption

and
Purchase
)) and cause such interest amount

to be notified to Issuer and the Paying

Agents
and

to

any

stock

exchange

or

other

relevant

authority

on

which

the

Notes

are

at

the
relevant

time

listed

and

to

be

published

in

accordance

with

Condition 14

(
Notices
)

no
later than two Business Days prior to such Redemption Date.
(e)
Calculation of amount of interest payable per Calculation Amount
Subject to Condition 8 ( Conversion ) and clause (i) of this Condition 5:
(i)
the

amount

of

interest

payable

per

Calculation

Amount

on

each

Interest
Payment Date falling on or before the First Call Date will be calculated by:
(A)
applying the Fixed Interest Rate to the

Calculation Amount;
(B)
multiplying the product thereof by the Day Count

Fraction; and
(C)
rounding

the

resulting

figure

to

the

nearest

cent

(half

a

cent

being
rounded upwards); and
(ii)
if interest is required to be paid in respect of a Note on any other date (including, for

the

avoidance

of

doubt,

the

Reset

Interest

Amount),

the

amount

of

interest
payable per Calculation Amount on such date will be calculated by:
(A)
applying the applicable Interest Rate to the Calculation Amount;
(B)
multiplying the product thereof by the Day Count Fraction; and
(C)
rounding

the

resulting

figure

to

the

nearest

cent

(half

a

cent

being
rounded upwards).
(f)
Calculation of amount of interest payable per Note
Subject

to

Condition 8

(
Conversion
)

and

clause (i)

of

this

Condition 5,

the

amount

of
interest payable in respect of a Note will be the product of:
(i)
the amount of interest per Calculation Amount; and
(ii)
the number by

which the Calculation

Amount is required

to be multiplied to

equal
the denomination of such Note.
(g)
Notifications, etc. to be final
All

notifications,

opinions,

determinations,

certificates,

calculations,

quotations

and
decisions

given,

expressed, made

or

obtained

for purposes

of this

Condition 5,

whether
by

the

Reset

Reference

Banks

(or

any

of

them)

or

the

Calculation

Agent

or

the
Independent Adviser,

will (in the

absence of wilful

default, bad faith

and manifest error)
be binding on the Issuer, the

Agents and the Holders and (in the absence of wilful

default
and bad

faith) no

liability to

the Issuer

or the

Holders will

attach to

the Reset

Reference
Banks (or any

of them), the

Calculation Agent or

the Independent Adviser

in connection
with the exercise or non-exercise by the Calculation Agent or the Independent

Adviser of
its powers, duties and discretions under this Condition 5.

20
(h)
Accrual of interest in the case of redemption or a Trigger

Event or a Viability Event
(i)
Subject to Condition 8 ( Conversion
), if the Notes are

to be redeemed pursuant

to
Condition 6(b)

(
Redemption

and

Purchase

–

Redemption

at

the

option

of

the
Issuer
),

Condition 6(c)

(
Redemption

and

Purchase

–

Redemption

due

to

a

Tax
Event
)

or

Condition 6(d)

(
Redemption

and

Purchase

–

Redemption

due

to

a
Regulatory

Event
),

interest

on

the

Notes

will

accrue

to

(but

excluding)

the
relevant

Redemption

Date,

and will

cease

to

accrue

on such

Redemption

Date;
provided , however
,

that

if

the

payment

with

respect

to

any

Note

is

improperly
withheld

or

refused

on

such

Redemption

Date,

interest

will

continue

to

accrue
on

the

principal

amount

of

such

Note

(both

before

and

after

judgment)

at

the
relevant Interest Rate to the Relevant Date.
(ii)
Upon

the

occurrence

of

a

Trigger

Event

or

a

Viability

Event,

interest

on

the
Notes will

cease to

accrue from

(and including)

the date

on which

such Trigger
Event or Viability Event

occurs.
(i)
Cancellation of interest; prohibited interest
(i)
The Issuer

may,

in its

sole discretion,

elect to

cancel all

or part

of any

payment
of

interest

on

the

Notes

(including,

for

the

avoidance

of

doubt,

any

related
Additional

Amounts)

that

is

otherwise

scheduled

to

be

paid

on

an

Interest
Payment

Date.

This

subclause (i)(i)

is

without

prejudice

to

the

provisions

of
subclause (i)(ii)

of this

Condition 5. Non-payment

of any

amount of

interest by
the Issuer

to the Principal

Paying Agent

will constitute

evidence of

cancellation
of the relevant payment,

whether or not notice of

cancellation has been given

by
the Issuer.
If practicable,

the Issuer

shall provide

notice of

any

cancellation of

interest (in
whole or in part) pursuant to this subclause (i)(i) to the Holders on or prior to the
relevant

Interest

Payment

Date.

If

practicable,

the

Issuer

shall

endeavour

to
provide

such

notice

at

least

five

Business

Days

prior

to

the

relevant

Interest
Payment

Date.

Failure

to

provide

such

notice

will

not

have

any

impact

on

the
effectiveness

of,

or

otherwise

invalidate,

any

such

cancellation

of

interest,

or
give Holders any rights as a result of such failure.
(ii)
The Issuer

will be

prohibited from

making, in

whole or

in part,

any payment

of
interest

on

the

Notes

(including,

for

the

avoidance

of

doubt,

any

related
Additional Amounts)

on the

relevant Interest

Payment Date

if and

to the

extent
that:
(A)
the amount

of

Distributable

Items

as

at

such

Interest

Payment

Date

is
less

than

the

sum

of

(1) the

amount

of

such

interest

payment,

plus
(2) all other

payments (other

than redemption

payments) made

by UBS
Group

AG

on

or

in

respect

of

the

Notes

or

any

Parity

Obligations

or
Junior

Obligations

since

the

balance

sheet

date

of

the

Relevant
Accounts and prior to such

Interest Payment Date, plus (3)

all payments
(other than

redemption payments)

payable by

UBS Group

AG on

such
Interest

Payment

Date

on

or

in

respect

of

any

Parity

Obligations

or
Junior

Obligations,

in

the

case

of

each

of

subclauses (1),

(2)

and

(3),
excluding

any

portion

of

such

payments

already

accounted

for

in
determining the amount of such Distributable Items; and/or
(B)
UBS

Group

AG

is

not,

or

will

not

immediately

after

the

relevant
payment

of

interest

be,

in

compliance

with

all

applicable

minimum
capital

adequacy

requirements

of

the

National

Regulations

on

a
consolidated ( Finanzgruppe
) basis

(for the

avoidance of

doubt, it

being
understood

that such

minimum

requirements

will reflect

any

reduction
in

such

requirements

granted

by

FINMA

to

the

Group

pursuant

to

the
Capital Adequacy Ordinance); and/or

21
(C)
FINMA has required the Issuer not to make such interest payment.
The Issuer

shall deliver

a certificate

signed by

the Authorised

Signatories to

the
Principal

Paying

Agent

and

shall

give

notice

in

accordance

with

Condition 14
( Notices
)

to

the

Holders,

in

each

case

as

soon

as

practicable

following

any
determination

that

interest

is

required

to

be

cancelled

pursuant

to

this
subclause (i)(ii)

or,

where

no

such

prior

determination

is

made,

promptly
following any Interest

Payment Date on

which interest was scheduled

to be paid
if

such

interest

is

being

cancelled

in

accordance

with

this

subclause (i)(ii),

to
such effect

setting out

brief details

as to

the amount

of interest

being cancelled
and

the

reason

therefor.

Failure

to

provide

such

certificate

and

notice

will

not
have

any

impact

on

the

effectiveness

of,

or

otherwise

invalidate,

any

such
cancellation or give any Holder any rights as a result of such failure.
(iii)
If, on

any Interest

Payment Date,

any payment

of interest

scheduled to

be made
on such date is not made in full pursuant

to subclause (i)(i) or subclause (i)(ii)

of
this Condition 5, UBS Group AG shall not, directly or indirectly,
(A)
recommend

to

Shareholders

that

any

dividend

or

other

distribution

in
cash

or in

kind

(other

than

in the

form

of

Ordinary

Shares) be

paid

or
made on any Ordinary Shares; or
(B)
redeem, purchase or otherwise acquire any

Ordinary Shares other than as
a Permitted Transaction,
in

each

case

unless

and

until

(x) the

interest

payment

due

and

payable

on

the
Notes

on

any

subsequent

Interest

Payment

Date

has

been

paid

in

full

(or

an
amount equal

to the

same has

been paid

in full

to a

designated third

party trust
account for

the benefit

of the

Holders prior

to payment

by the

trustee thereof to
the

Holders

on

such

subsequent

Interest

Payment

Date)

or,

if

earlier,

(y) all
outstanding

Notes

have

been

cancelled

in

accordance

with

these

Terms

and
Conditions.
(iv)
Payments of interest on the Notes are not cumulative. Notwithstanding any other
provision

in

these

Terms

and

Conditions,

the

cancellation

or

non-payment

of
any interest

amount by

virtue of

this Condition 5(i)

will not

constitute a

default
for any purpose (including, without

limitation, Condition 12 (
Events of Default ))
on

the

part

of

the

Issuer.

Any

interest

payment

not

paid

by

virtue

of

this
Condition 5(i)

will

not

accumulate

or

be

payable

at

any

time

thereafter,

and
Holders will have no right thereto.
(v)
If UBS Group AG determines, after

consultation with FINMA, that the Notes do
not,

or

will

cease

to,

fully

qualify

as

Additional

Tier 1

Capital,

(A) the

Issuer
shall

not,

to

the

extent

permitted

under

National

Regulations,

exercise

its
discretion

pursuant

to subclause (i)(i)

of this

Condition 5

to cancel

any interest
payments

due

on

the

Notes

on

any

Interest

Payment

Date

following

the
occurrence

of

such

determination,

and

(B) the

Issuer

shall

give

notice

to

the
Holders

in

accordance

with

Condition 14

(
Notices
)

as soon

as practicable

after
such

determination

stating

that the

Issuer

may

no longer

exercise

its discretion
pursuant

to

subclause (i)(i)

of

this

Condition 5

to

cancel

any

interest

payments
as from the date of such notice.
6.
REDEMPTION AND PURCHASE
(a)
No fixed redemption date
The Notes are

perpetual securities in

respect of

which there

is no fixed

redemption date.
Unless

previously

redeemed

(including

by

way

of

Conversion

pursuant

to

Condition 8
( Conversion
))

or

purchased

and

cancelled

in

accordance

with

this

Condition 6

and
subject to

Condition 8 (
Conversion
), the

Notes are

perpetual and

may only

be redeemed
or purchased in accordance with this Condition 6.

22
(b)
Redemption at the option of the Issuer
Subject

to

clause (e)

of

this

Condition 6,

the

Issuer

may

elect,

in

its

sole

discretion,

to
redeem

the

Notes,

in

whole

but

not

in

part,

on

the

First

Call

Date

or

any

Interest
Payment

Date thereafter

at their

aggregate

principal amount,

together

with any

accrued
and unpaid interest thereon to (but excluding) the relevant Redemption

Date.
(c)
Redemption due to a Tax

Event
(i)
Subject to

clause (e) of

this Condition 6,

upon the

occurrence of

a Tax

Event at
any

time

after

the

Issue

Date,

the

Issuer

may

elect,

in

its

sole

discretion,

to
redeem the

Notes, in

whole but

not in

part, on

the relevant

Redemption Date

at
their aggregate

principal amount,

together with

any accrued

and unpaid

interest
thereon to (but excluding) such Redemption Date.
(ii)
A "
Tax

Event
" will

have occurred

if the

Issuer in

making any

payments on

the
Notes

(A) has

paid,

or

will

or

would

on

the

next

payment

date

be

required

to
pay,

Additional Amounts,

or (B) has

paid, or

will or

would be

required

to pay,
any additional

Tax

in respect of

the Notes, in

the case of

each of subclauses (A)
and

(B),

under

the

laws

or

regulations

of

a

Tax

Jurisdiction

or

any

political
subdivision

thereof or

any authority

of or

in a

Tax

Jurisdiction or

any political
subdivision thereof having the power

to impose, levy,

collect, withhold or assess
Taxes,

including, without

limitation, any

treaty to

which a

Tax

Jurisdiction is

a
party,

or

any

generally

published

application

or

interpretation

of

such

laws
(including, without

limitation, a

decision of

any court

or tribunal,

any generally
published application or interpretation of such laws by

any relevant tax authority
or

any

generally

published

pronouncement

by

any

relevant

tax

authority),

and
the Issuer cannot avoid the foregoing by taking

measures reasonably available to
it.
(d)
Redemption due to a Regulatory Event
(i)
Subject

to

clause (e)

of

this

Condition 6,

upon

the

occurrence

of

a

Regulatory
Event at any time after the Issue Date, the Issuer may elect,

in its sole discretion,
to redeem

the Notes,

in whole

but not

in part,

on the

relevant Redemption

Date
at

their

aggregate

principal

amount,

together

with

any

accrued

and

unpaid
interest thereon to (but excluding) such Redemption Date.
(ii)
A

"
Regulatory

Event
"

will

have

occurred

if

any

of

the

Notes

ceases

to

be
eligible in full

to be (A) treated

as Additional Tier

1 Capital, and/or

(B) counted
towards either the Going-Concern

LR Requirement or the

Going-Concern RWA
Requirement (or both).
(e)
Conditions for redemption
(i)
If the

Issuer elects

to redeem

the Notes

pursuant

to clause (b),

(c) or

(d) of

this
Condition 6, then the

Issuer shall give

the Holders not

less than 15

and not more
than

60 days'

prior

notice

in

accordance

with

Condition 14

(
Notices
)

(a
"
Redemption

Notice
"),

which

notice

shall,

subject

to

subclauses (ii)

and

(iii)
below,

be irrevocable

and specify

(x) the clause

of this

Condition 6 pursuant

to
which the redemption is to be made, and (y) the date (which date, in the case of a
redemption pursuant

to clause (c)

or (d)

of this

Condition 6, shall

be a

Payment
Business Day) on which the Issuer will redeem the Notes pursuant to such clause
of this Condition 6 (such specified date, the " Redemption Date ").
(ii)
The

Issuer

may

only

redeem

the

Notes

pursuant

to

clause (b)

or

(c)

of

this
Condition 6

on

the

relevant

Redemption

Date

if

FINMA

has

approved

such
redemption

on

or

prior

to

such

Redemption

Date,

if

such

approval

is

then
required under applicable Swiss laws and regulations.
(iii)
The Issuer may only redeem the Notes pursuant

to any clause of this Condition 6
on

the

relevant

Redemption

Date

if

no

Trigger

Event

or

Viability

Event

has
occurred prior to such Redemption Date.

23
(iv)
If

the

Issuer

elects

to

redeem

the

Notes

pursuant

to

clause (c)

or

(d)

of

this
Condition 6, then

prior to

the publication

of the

Redemption Notice

pursuant to
subclause (i) above,

the Issuer

shall deliver

to the

Principal Paying

Agent (A) a
certificate

signed

by

the

Authorised

Signatories

stating

that

the

relevant
requirement

or circumstance

giving

rise

to

the right

to redeem

under

clause (c)
or (d), as

applicable, of this

Condition 6 is satisfied

and the reasons

therefor and
such

certificate

will

be

conclusive

and

binding

on

the

Holders,

and

(B) in

the
case of

a redemption

pursuant to

clause (c) of

this Condition 6

only,

an opinion
of

independent

legal

advisers

of

recognised

standing

to

the

effect

that
circumstances

entitling

the

Issuer

to

exercise

its

right

of

redemption

under
clause (c) of this Condition 6 have arisen.
(f)
Purchases
The Issuer or

any other

member of the

Group or any

of their respective

affiliates may

at
any

time

purchase

Notes

at

any

price

in

the

open

market

or

otherwise,
provided that
(i) such

purchase

complies

with

any

limits

or

conditions

to

which

any

member

of

the
Group

is

subject

under

applicable

banking

laws

and

regulations

at

the

time

of

such
purchase,

(ii) other

than

in

the

case

of

purchases

made

in connection

with

stabilisation
measures in compliance

with applicable law or

in connection with

any market making

in
the Notes,

FINMA has

approved such

purchase (if

such approval

is then

required under
applicable Swiss laws and

regulations) on or prior

to the date

of such purchase, and

(iii) no
Trigger

Event

or

Viability

Event

has

occurred

prior

to

the

date

of

such

purchase.

Any
Notes so purchased may, at the option of the Issuer, be held, reissued, resold or cancelled.
(g)
Cancellation
All

Notes

redeemed

in

accordance

with

this

Condition 6

or

by

way

of

Conversion
pursuant

to

Condition 8

(
Conversion
)

will

be

cancelled

and

may

not

be

reissued

or
resold; provided , however
,

that,

in

the

case

of

Notes

redeemed

by

way

of

Conversion,
the

Issuer

will

not

take

any

action

to

cause

such

Notes

to

be

removed

from

the

main
register ( Hauptregister
) of

the Intermediary

prior to

the later

of (i) the

Conversion Date
and

(ii) the

date

on

which

the

relevant

Ordinary

Shares

and/or

cash

proceeds

to

be
delivered

by the

Settlement

Share Depository

or the

Settlement

Shares

Offer

Agent,

as
the case may be, to

the relevant Holders pursuant

to Condition 8 (
Conversion ) have been
delivered.
(h)
Redemption of other instruments
For the avoidance

of doubt,

it is understood

that, if, upon

the occurrence

of a Tax

Event
or

a

Regulatory

Event,

the

Issuer

does

not

elect

to

redeem

the

Notes

pursuant

to

this
Condition 6,

nothing

in

this

Condition 6

or

any

other

provision

of

these

Terms

and
Conditions

will

prohibit

the

Issuer

from

redeeming

(whether

early,

at

maturity

or
otherwise)

any

other

instruments

issued

by

any

member

of

the

Group

pursuant

to

the
terms thereof.
7.
TRIGGER EVENT AND VIABILITY EVENT
(a)
Trigger Event
(i)
Upon the occurrence of a Trigger Event, a Conversion

will occur on the applicable
Trigger Event Conversion Date in accordance with

Condition 8 (
Conversion ).
(ii)
A

"
Trigger

Event
"

will

have

occurred

if

the

Issuer

gives

the

Holders

a

Trigger
Event Notice in accordance with clause (b) of this Condition 7.
(b)
Trigger Event Notice
(i)
If,

with

respect

to

any

Publication

Date,

the

Trigger

CET1 Ratio

as

of

such
Publication

Date

is

less

than

the

Threshold

Ratio,

the

Issuer

shall,

subject

to
subclauses (ii)

and (iii)

below,

give

a notice

(a "
Trigger

Event

Notice
") to

the
Holders

in accordance

with Condition

14 (
Notices
) (x) if

such Publication

Date
is

an

Ordinary

Publication

Date,

within

five

Business

Days

of

such

Ordinary

24
Publication Date (such

fifth Business Day,

the "
Trigger

Breach Determination
Date
",

and

the

date

of

such

notice,

the

"
Ordinary

Trigger

Event

Notice
Date
"), and (y) if such Publication

Date is an Extraordinary Publication

Date, on
such

Extraordinary

Publication

Date

(the

"
Extraordinary

Trigger

Event
Notice Date "), which notice shall:
(A)
state

that

the

Trigger

CET1 Ratio

as

of

such

Publication

Date

is

less
than the Threshold Ratio, and a Conversion will take place;
(B)
specify

the

date

on

which

the

Conversion

will

take

place,

which

date
shall,

subject

to

postponement

pursuant

to

subclause (ii)

below,

be

no
more than

20 Business Days

after the

date of

such notice

(the "
Trigger
Event Conversion Date ");
(C)
specify the Conversion

Price in effect on

the date of such

Trigger Event
Notice; and
(D)
specify

the

details

of

the

arrangement

for

the

settlement

of

the
Conversion

(including

whether

or

not

the

Issuer

will

appoint

a
Settlement

Shares

Offer

Agent

to

conduct

a

Settlement

Shares

Offer
and, if the Settlement Share Depository is not SIX SIS, the details of the
Settlement Share Depository).
(ii)
If a Trigger

Event Notice is required

to be given pursuant to

subclause (i) above,
and

on

the

relevant

Publication

Date

any

Higher-Trigger

Contingent

Capital

is
outstanding

with

respect

to

which

either

(x) no

Higher-Trigger

Write-
down/Conversion Notice

has been

given prior

to the

Trigger

Event Notice

Date
or

(y) a

Higher-Trigger

Write-down/Conversion

Notice

has been

given

prior

to
the

Trigger

Event

Notice

Date,

but

the

Trigger

Event

Conversion

Date

is
scheduled to

occur prior

to the

relevant Higher-Trigger

Write-down/Conversion
Date,
(A)
in

the

case

of

subclause (x)

above,

the

giving

of

such

Trigger

Event
Notice

will

be

postponed

until

the

date

on

which

a

Higher-Trigger
Write-down/Conversion

Notice has

been given

with respect

to all

such
outstanding

Higher-Trigger

Contingent

Capital

and

such

date

will

be
deemed to be the Trigger Event Notice Date; and
(B)
in

the

case

of

subclauses (x)

and

(y)

above,

if

the

Trigger

Event
Conversion

Date

is

scheduled

to

occur

prior

to

the

Higher-Trigger
Write-down/Conversion

Date (or,

in the

case of

more than

one Higher-
Trigger

Write-down/Conversion

Date, the

latest Higher

-Trigger

Write-
down/Conversion

Date),

the

Trigger

Event

Conversion

Date

will

be
postponed

to

the

Higher-Trigger

Write-down/Conversion

Date

(or

the
latest

Higher-Trigger

Write-down/Conversion

Date,

as

applicable)

and
such postponement shall be specified in such Trigger

Event Notice.
(iii)
If

(A) a

Trigger

Event

Notice

is

required

to

be

given

pursuant

to

subclause (i)
above in

relation to

an Ordinary

Publication Date,

and (B) prior

to the

earlier of
the

Ordinary

Trigger

Event

Notice Date

and

the

Trigger

Breach

Determination
Date, FINMA,

upon the

request of

UBS Group

AG, has agreed

in writing

that a
Conversion

is

not

required

as

a

result

of

actions

taken

by

the

Group

or
circumstances

or

events,

in

each

case,

that

have

had,

or

imminently

will

have,
the

effect

of restoring

the CET1

Ratio

as of

the

Balance

Sheet

Date

relating

to
the

relevant

Ordinary

Publication

Date,

after

giving

pro

forma

effect

to

such
actions,

circumstances

or

events,

to

a

level

above

the

Threshold

Ratio

that
FINMA

and

UBS

Group

AG

deem,

in

their

sole

discretion,

to

be

adequate

at
such

time,

(x) the

Issuer

shall

not

give

such

Trigger

Event

Notice

pursuant

to
subclause (i)

above

in

relation

to

the

relevant

Ordinary

Publication

Date,

and
(y) the Issuer

shall give

notice to

the Holders

on or

prior to

the Trigger

Breach
Determination

Date

in

accordance

with

Condition 14

(Notices),

which

notice
shall

state

that

no

Conversion

will

occur

in

relation

to

the

relevant

Ordinary
Publication Date.

25
(c)
Viability Event
(i)
Subject to clause (e)

of this

Condition 7, upon the

occurrence of a

Viability Event:
(A)
the Issuer shall

give notice

(a "
Viability

Event Notice
") to the

Holders
in accordance

with Condition 14

(
Notices
) within three

days of the

date
on which such Viability Event occurred,

which notice shall:
(1)
state that

a Viability

Event has

occurred and

a Conversion

will
take place;
(2)
specify the date on which the Conversion will take place, which date

shall

be

no

more

than

20 Business

Days

following

the
occurrence

of

the

Viability

Event

(the

"
Viability

Event
Conversion Date ");
(3)
specify

the

Conversion

Price

in

effect

on

the

date

of

such
Viability Event Notice; and
(4)
specify the

details of

the arrangements

for the settlement

of the
Conversion

(including,

if

the

Settlement

Share

Depository

is
not

SIX

SIS,

the

details

of

the

Settlement

Share

Depository);
and
(B)
a

Conversion

will

occur

on

the

applicable

Viability

Event

Conversion
Date in accordance with Condition 8 ( Conversion ).
(ii)
A " Viability Event
" will have occurred

if prior to

an Alternative Loss Absorption
Date (if any):
(A)
FINMA has notified

UBS Group AG

in writing that

it has determined

a
conversion or write-down,

as applicable, of holders' claims

in respect of
the

Notes

and

all

other

capital

instruments

issued

by,

or

other

capital
obligations

(whether

qualifying

fully

or

partially

for

capital

treatment)
of,

any

member

of

the

Group

that,

pursuant

to

their

terms

or

by
operation

of law,

are capable

of being

converted into

equity or

written
down

at

that

time,

is,

because

customary

measures

to

improve

the
Group Holding

Company's capital

adequacy

are at

the time

inadequate
or

infeasible,

an

essential

requirement

to

prevent

the

Group

Holding
Company from

becoming insolvent,

bankrupt, unable

to pay

a material
part of its debts as they fall due or unable to carry on its business; or
(B)
customary

measures

to improve

the

Group

Holding

Company's capital
adequacy being

at the time

inadequate or infeasible,

the Group Holding
Company has

received an

irrevocable commitment

of direct

or indirect
extraordinary

support

from

the

Public

Sector

(beyond

customary
transactions

and

arrangements

in

the

ordinary

course)

that

has,

or
imminently

will

have,

the

effect

of

improving

the

Group

Holding
Company's capital adequacy

and without which,

in the determination

of
(and

as

notified

in

writing

by)

FINMA,

the

Group

Holding

Company
would

have

become

insolvent,

bankrupt,

unable

to

pay

a material

part
of its debts as they fall due or unable to carry on its business.
For

the

avoidance

of

doubt,

it

is

understood

that

a

Viability

Event

may

occur
irrespective

of

whether

or

not a

Trigger

Event

has

occurred

or

whether

any

of
the conditions to the issuance of a Trigger Event

Notice have been met.

26
(d)
Determination of CET1 Ratio and Trigger

CET1 Ratio
With

respect to

any Publication

Date, (i) the

CET1 Ratio as

of the

relevant Balance

Sheet
Date, (ii) the

Trigger

CET1 Ratio as

of such

Publication Date

and (iii)

the components

of
both of the foregoing,

in each case, as published on

such Publication Date, will be

final for
purposes of

this Condition 7,

and any

revisions, restatements

or adjustments

to any

of the
calculations

described

in

subclauses (i)

through

(iii)

above

subsequently

published

will
have no effect for purposes of this Condition 7.
(e)
Alternative loss absorption
In

the

event

of

the

implementation

of

any

new,

or

amendment

to

or

change

in

the
interpretation of

any existing, laws

or components

of National

Regulations, in

each case
occurring

after

the

Issue

Date,

that

alone

or

together

with

any

other

law(s)

or
regulation(s)

has,

in

the

joint determination

of

UBS Group

AG

and

FINMA,

the

effect
that clause (c) of this Condition 7 could cease to apply

to the Notes without giving rise to
a Regulatory

Event, then

the Issuer

shall give

notice

to the

Holders

in accordance

with
Condition 14

(
Notices
)

no

later

than

five

Business

Days

after

such

joint

determination
stating

that

such

provisions

will

cease

to

apply

from

the

date

of

such

notice

(the
"
Alternative Loss Absorption

Date
"), and from the date of such notice, such provisions
will cease to apply to the Notes.
8.
CONVERSION
(a)
Conversion upon a Trigger Event or a Viability Event
If the Issuer has given a Trigger Event Notice or a Viability

Event Notice in accordance
with Condition 7 (
Trigger Event and Viability

Event
), then:
(i)
each Note shall,

subject to and

as provided in

this Condition 8, be

redeemed and
settled (the " Conversion ") on the applicable Conversion Date by (x) the delivery of new

fully paid

Ordinary Shares

to the

Settlement Share

Depository on

behalf
of the Holders, and (y) the cancellation

of any accrued and unpaid interest on

the
Notes (whether or not due and payable); and
(ii)
receipt by

the Settlement

Share Depository

of such

number of

Ordinary

Shares
as is required to satisfy in

full its obligation to deliver Ordinary

Shares in respect
of

the

Conversion

on

the

applicable

Conversion

Date

shall

be

a

good

and
complete discharge of the

Issuer's (and, if UBS Group AG

is not the Issuer, UBS
Group AG's) obligations in respect of the Notes.
In

the

case

of

the

Ordinary

Shares

to

be

delivered

upon

Conversion,

as

from

the
applicable

Share

Creation

Date

for

such

Ordinary

Shares,

there

is

no

provision

for

the
reconversion of such Ordinary Shares into Notes.
(b)
Recourse for Ordinary Shares
Holders

shall

have

recourse

only

to

the

Issuer

for

the

issue

and

delivery

of

Ordinary
Shares to the Settlement Share Depository

pursuant to these Terms

and Conditions. After
such delivery to the Settlement Share Depository,

Holders shall have recourse only to the
Settlement

Share

Depository

(or

any

relevant

intermediary)

for

the delivery

to

them

of
such Ordinary Shares or,

in the circumstances described in

clause (h) of this Condition 8,
any cash amounts to which such Holders are entitled under clause (h)

of this Condition 8.
(c)
Conversion Price and determination of number of Ordinary Shares
(i)
Upon

the occurrence

of

a

Trigger

Event

or a

Viability

Event,

as at

the

date on
which the

relevant Trigger

Event Notice

or Viability

Event Notice

is published,
each

Holder

shall

be deemed

to

have

accepted,

and

hereby

accepts

and

agrees,
(A) to

the

conversion

of

its

holding

of

Notes

into

Ordinary

Shares

at

the
Conversion Price provided for herein and that, where necessary under

Swiss law,
the

Settlement

Agent

shall

effect

such

conversion

on such

Holder's

behalf,

and

27
(B) that its

obligation to

pay up

the Ordinary

Shares to

be issued

shall be

set off
against

its claim

for

repayment

of the

principal

amount upon

redemption

of the
Notes, which

claim shall

be deemed

to be

due and

payable immediately

prior to
the time on

the Share Creation

Date when, as

a matter of

Swiss law,

the relevant
Ordinary

Shares are

paid

up. Such

Ordinary

Shares

shall be

paid

up

and

issued
on

the

Share

Creation

Date

whereupon

the

Holders

shall

cease

as

a

matter

of
Swiss

law

to

be

treated

for

all

purposes

under

Swiss

law

as

Holders

and

shall
instead

as

of

such

date

be

treated

for

all

purposes

under

Swiss

law

as
Shareholders.
(ii)
Subject

to

clause (g)

of

this

Condition 8,

the

Issuer,

with

the

assistance

of

the
Settlement

Agent,

where

necessary

under

Swiss

law,

shall

issue

and

deliver

to
the Settlement Share Depository on the applicable Conversion

Date such number
of Ordinary

Shares in

respect of

each Holder

as is determined

by the Settlement
Agent by

dividing the

aggregate principal

amount of

Notes held by

such Holder
on the

applicable Conversion

Date by

the Conversion

Price in effect

on the date
of relevant

Trigger

Event Notice

or Viability

Event Notice,

as the

case may

be.
The

Settlement

Agent

shall

determine

such

number

of

Ordinary

Shares

in
accordance with this

subclause (ii) as soon

as practicable after

publication of the
relevant Trigger Event Notice or Viability

Event Notice, as applicable.
(iii)
The

initial

Conversion

Price

per

Ordinary

Share

in

respect

of

the

Notes

is
specified in the definition

thereof. The Conversion

Price is subject to

adjustment
to

(and

including)

the

date

of

the

relevant

Trigger

Event

Notice

or

Viability
Event Notice, as the

case may be, in

the circumstances described in

clause (d) of
this Condition 8.
(d)
Anti-dilution adjustment of the Conversion

Price
(i)
Upon the

occurrence

of

any

of

the

events

described

below

after

18

June

2024,
the Conversion Price will be adjusted by the Issuer as follows:
(A)
If there

is a consolidation,

reclassification, redesignation

or subdivision
in

relation

to

the

Ordinary

Shares

that

alters

the

number

of

Ordinary
Shares

in

issue,

the

Conversion

Price

will

be

adjusted

by

multiplying
the Conversion

Price in

force immediately

prior

to such

consolidation,
reclassification, redesignation or subdivision by the following fraction

:
where
:
A
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately

before

such

consolidation,

reclassification,
redesignation or subdivision, as the case may be; and
B
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately

after,

and

as

a

result

of,

such

consolidation,
reclassification,

redesignation

or subdivision,

as the

case may
be.
Such

adjustment

will

become

effective

on

the

date

on

which

the
consolidation, reclassification,

redesignation or

subdivision, as

the case
may be, takes effect.
(B) If UBS Group AG issues any Ordinary Shares to Shareholders as a class credited

as

fully

paid

by

way

of

capitalisation

of

profits

or

reserves
(including

any

share

premium

account

or

capital

redemption

reserve)
other

than

(x) where

any

such

Ordinary

Shares

are

or

are

to

be

issued
instead of the whole

or part of a Cash Distribution

that the Shareholders
would

or

could

otherwise

have

elected

to

receive,

(y) where

the
Shareholders

may

elect

to

receive

a

Cash

Distribution

in

lieu

of

such

28
Ordinary

Shares

or

(z) where

any

such

Ordinary

Shares

are

or

are
expressed

to

be

issued

in

lieu

of

a

dividend

(whether

or

not

a

Cash
Distribution

equivalent or

amount is

announced or

would otherwise

be
payable to

the Shareholders,

whether at their

election or

otherwise), the
Conversion

Price will

be adjusted

by multiplying

the Conversion

Price
in force immediately prior to such issue by the following fraction:
where:
A
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately before such issue; and
B
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately after such issue.
Such

adjustment

shall

become

effective

on

the

date

of

issue

of

such
Ordinary Shares.
(C)
If

UBS

Group

AG

makes

or

pays

an

Extraordinary

Distribution

to
Shareholders,

the Conversion

Price will

be adjusted

by multiplying

the
Conversion

Price

in

force

immediately

prior

to

the

Effective

Date

by
the following fraction:
where:
A
is

the

Current

Market

Price

of

one

Ordinary

Share

on

the
Effective

Date

(translated,

if

necessary,

into

the

Relevant
Currency at the Prevailing Rate on the Effective Date);

and
B
is

the

portion

of

the

aggregate

Extraordinary

Distribution
attributable

to

one

Ordinary

Share,

with

such

portion

being
determined

by

dividing

the

aggregate

Extraordinary
Distribution

by

the

number

of

Ordinary

Shares

entitled

to
receive

the

relevant

Extraordinary

Distribution.

If

the
Extraordinary

Distribution

shall

be

expressed

in

a

currency
other than the Relevant Currency,

it shall be converted into the
Relevant

Currency

at

the

Prevailing

Rate

on

the

relevant
Effective Date.
Such adjustment shall become effective on the

Effective Date.
For purposes

of this

subclause (C), "
Effective Date
" means (x)

the first
date

on

which

the

Ordinary

Shares

are

traded

ex-the

Extraordinary
Distribution

on

the

Relevant

Stock

Exchange

or

(y) if

there

is

no
Relevant

Stock

Exchange,

the

first

date

upon

which

the

adjusted
Conversion Price is capable of

being determined in accordance with

this
subclause (C).
(D)
If UBS Group

AG issues Ordinary

Shares to Shareholders

as a class

by
way of

rights or

UBS Group

AG or

any other

member of

the Group

or
(at

the

direction

or

request

or

pursuant

to

arrangements

with

UBS
Group AG

or any

other member

of the

Group) any

other Person

issues
or

grants

to

Shareholders

as

a

class

by

way

of

rights,

any

options,
warrants or other rights to

subscribe for or purchase Ordinary

Shares, or
any

Securities that

by their

terms of

issue carry

(directly

or indirectly)
rights of conversion

into, or exchange

or subscription

for, any

Ordinary
Shares (or shall grant any such rights in respect of existing Securities

29
so

issued),

in

each

case

at

a

price

per

Ordinary

Share

that

is

less

than
95 per

cent.

of

the

Current

Market

Price

per

Ordinary

Share

on

the
Effective

Date

(translated,

if

necessary,

into

the

Relevant

Currency

at
the Prevailing Rate

on the Effective

Date), the Conversion

Price will be
adjusted by multiplying the Conversion Price in force

immediately prior
to the Effective Date by the following fraction:
where:
A is the number of Ordinary Shares in issue on the Effective Date;
B
is

the

number

of

Ordinary

Shares

that

the

aggregate
consideration

(if

any)

receivable

for

the

Ordinary

Shares
issued by

way of rights,

or for

the Securities

issued by

way of
rights, or

for the

options or

warrants or

other rights

issued by
way

of

rights

and

for

the

total

number

of

Ordinary

Shares
deliverable

on

the

exercise

thereof,

would

purchase

at

such
Current Market Price per Ordinary Share on

the Effective Date
(translated,

if

necessary,

into

the

Relevant

Currency

at

the
Prevailing Rate on the Effective Date); and
C
is the number of Ordinary Shares

to be issued or the maximum
number

of

Ordinary

Shares

that may

be

issued

upon

exercise
of such

options, warrants

or rights

calculated as

at the

date of
issue of such

options, warrants or

rights or upon

conversion or
exchange

or

exercise

of

rights

of

subscription

or

purchase

in
respect

thereof

at

the

initial

conversion,

exchange,
subscription or purchase price or rate, as the case may be,
provided
that, if on

the Effective

Date, such number

of Ordinary Shares
is to be

determined by reference

to the application

of a formula

or other
variable feature or the occurrence

of any event at some

subsequent time,
then

for

the

purposes

of

this subclause

(D),

"C" will

be

determined

by
the application

of such

formula or

variable feature

or as

if the

relevant
event

occurs

or

had

occurred

as

at

the

Effective

Date

and

as

if

such
conversion,

exchange,

subscription,

purchase

or

acquisition

had

taken
place on the Effective Date.
Such adjustment shall become effective on the Effective

Date.
For purposes of

this subclause (D),

"
Effective Date
" means (x)

the first
date

on

which

the

Ordinary

Shares

are

traded

ex-rights,

ex-options

or
ex-warrants

on

the

Relevant

Stock

Exchange

or

(y) if

there

is

no
Relevant

Stock

Exchange,

the

first

date

upon

which

the

adjusted
Conversion Price is capable of

being determined in accordance with

this
subclause (D).
For purposes

of any

calculation of

the consideration

receivable or

price
pursuant to this subclause (D), the following provisions shall apply:
(1)
the

aggregate

consideration

receivable

or

price

for

Ordinary
Shares issued for cash shall be the amount of such cash;
(2)
(x) the aggregate

consideration receivable

or price for

Ordinary
Shares

to

be

issued

or

otherwise

made

available

upon

the
conversion or

exchange of

any Securities

will be

deemed to

be
the

consideration

or

price

received

or

receivable

for

any

such
Securities

and

(y) the

aggregate

consideration

receivable

or
price

for

Ordinary

Shares

to

be

issued

or

otherwise

made

30
available upon

the exercise of

rights of subscription

attached to
any Securities

or upon

the exercise

of any

options, warrants

or
rights will

be deemed

to be that

part (which

may be the

whole)
of

the

consideration

or

price

received

or

receivable

for

such
Securities or,

as the

case may

be, for

such options,

warrants or
rights

that

are

attributed

by

UBS

Group

AG

to

such

rights

of
subscription

or,

as

the

case

may

be,

such

options,

warrants

or
rights

or,

if

no

part

of

such

consideration

or

price

is

so
attributed, the

Fair Market

Value

of such

rights of

subscription
or, as

the case may be,

such options, warrants or

rights as at the
relevant

Effective

Date,

plus

in

the

case

of

each

of
subclauses (x)

and

(y)

above,

the

additional

minimum
consideration

receivable

or

price

(if

any)

upon

the

conversion
or

exchange

of

such

Securities,

or

upon

the

exercise

of

such
rights

or

subscription

attached

thereto

or,

as

the

case

may

be,
upon

exercise

of

such

options,

warrants

or

rights,

and

(z) the
consideration

receivable

or

price

per

Ordinary

Share

upon

the
conversion

or exchange

of, or

upon the

exercise of

such rights
of subscription

attached to,

such Securities

or,

as the

case may
be, upon the

exercise of such options,

warrants or rights

will be
the aggregate

consideration or price

referred to

in subclause (x)
or

(y)

above

(as

the

case

may

be),

divided

by

the

number

of
Ordinary Shares to be issued upon

such conversion or exchange
or

exercise

at

the

initial

conversion,

exchange

or

subscription
price or rate;
(3)
if

the

consideration

or

price

determined

pursuant

to
subclause (1)

or

(2)

above

(or

any

component

thereof)

is
expressed

in

a

currency

other

than

the

Relevant

Currency,

it
shall be

converted into

the Relevant

Currency at

the Prevailing
Rate on the relevant Effective

Date (in the case of

subclause (1)
above) or

the relevant date

of first public

announcement (in the
case of subclause (2) above);
(4)
in determining the

consideration or price

pursuant to the

above,
no

deduction

shall

be

made

for

any

commissions

or

fees
(howsoever described) or

any expenses paid or

incurred for any
underwriting,

placing

or

management

of

the

issue

of

the
relevant

Ordinary

Shares

or

Securities

or

options,

warrants

or
rights, or otherwise in connection therewith; and
(5)
the

consideration

or

price

shall

be

determined

as

provided
above

on

the

basis

of

the

consideration

or

price

received,
receivable,

paid

or

payable,

regardless

of

whether

all

or

part
thereof

is

received,

receivable,

paid

or

payable

by

or

to

UBS
Group AG or another entity.
(E)
If

UBS

Group

AG

determines,

in

its

sole

discretion,

that,
notwithstanding

subclauses (A)

to

(D)

above,

a

reduction

to

the
Conversion

Price

should be

made

as a

result

of one

or more

events or
circumstances not

referred to

in this

subclause (i) that

would require

an
adjustment

to

the

Conversion

Price

in

order

to

comply

with

Swiss
mandatory

law

on

the

protection

of

holders

of

instruments

that

may
convert

into

shares

issued

out

of

capital

range

(
Kapitalband ),
conditional

capital

(
bedingtes

Kapital
)

or

Conversion

Capital,

the
Conversion

Price

will

be

reduced

(either

generally

or

for

a

specified
period)

in

such manner

and

with

effect

from

such date

as UBS

Group
AG

shall

determine

and

the

Issuer

shall

notify

to

the

Holders

in
accordance with Condition 14 ( Notices ).

31
(ii)
Notwithstanding subclause (i) above:
(A) where
(1)
the events or

circumstances giving rise

to any adjustment

to the
Conversion

Price

have

resulted

or

will

result

in

an

adjustment
to the Conversion Price; or
(2)
more

than

one

event

that

gives

rise

to

an

adjustment

to

the
Conversion Price occurs within such a short period of time,
that, in

the opinion

of UBS

Group AG,

a modification

to the

operation
of

the

adjustment

provisions

set

forth

in

this

clause (d)

is

required

to
give the intended result, such modification

will be made to the operation
of

the

adjustment

provisions

set

forth

in

this

clause (d)

as

may

be
determined

by

an Independent

Adviser

to

be

in its

opinion

appropriate
to give

the intended

result, including

to ensure

that (x) an

adjustment to
the

Conversion

Price

or

the

economic

effect

thereof

shall not

be

taken
into

account

more

than

once,

(y) the

economic

effect

of

an
Extraordinary Distribution is not taken into account

more than once, and
(z) to

reflect

a

redenomination

of

the

issued

Ordinary

Shares

for

the
time being into a new currency;
(B)
any

adjustment

to

the

Conversion

Price

will

be

subject

to

such
Conversion

Price

(translated,

if

necessary,

into

the

currency

in

which
the

par

value

of

an

Ordinary

Share

is

denominated

at

the

time

such
adjustment

becomes

effective

at

the

then-prevailing

exchange

rate

as
determined

by

the

Issuer)

not

being

less

than

the

par

value

of

an
Ordinary Share at such time;
(C)
UBS

Group

AG

shall

not

take

any

action,

and

shall

procure

that

no
action

is

taken,

that

would

otherwise

result

in

an

adjustment

to

the
Conversion

Price

(translated,

if

necessary,

into

the

currency

in

which
the par

value

of an

Ordinary Share

is denominated

at the

time of

such
action at the

then-prevailing exchange

rate as determined

by the Issuer)
to below the par value of an Ordinary Share then in effect;
(D)
if

any

doubt

arises

as

to

whether

an

adjustment

is

to

be

made

to

the
Conversion Price

or as

to the

appropriate adjustment

to the

Conversion
Price,

the

Issuer

may

in

its

sole

discretion

appoint

an

Independent
Adviser

and,

following

consultation

between

the

Issuer

and

such
Independent Adviser,

a written

opinion of

such Independent

Adviser in
respect

thereof

will

(in

the

absence

of

wilful

default,

bad

faith

and
manifest error) be conclusive and binding on the Issuer and the Holders;
(E)
no

adjustment

will

be

made

to

the

Conversion

Price

where

Ordinary
Shares

or

other

securities

(including

rights,

warrants

and

options)

are
issued,

offered,

exercised,

allotted,

purchased,

appropriated,

modified
or

granted

to,

or

for

the

benefit

of,

employees

or

former

employees
(including directors

holding or

formerly holding

executive office

or the
personal

service

company

of

any

such

person)

or

their

spouses

or
relatives,

in each

case, of

UBS Group

AG or

any of

its subsidiaries

or
any

associated

company

or

to

a

trustee

or

trustees

to

be

held

for

the
benefit

of

any

such

person,

in

any

such

case

pursuant

to

any

share

or
option scheme; and
(F)
on any

adjustment,

if the

resultant Conversion

Price has

more

decimal
places than

the initial

Conversion Price,

it will

be rounded

to the

same
number

of

decimal

places

as

the

initial

Conversion

Price.

No
adjustment will be made to the

Conversion Price where such adjustment
(rounded

down

if

applicable)

would

be

less

than

one

per

cent.

of

the
Conversion

Price

then

in

effect.

Any

adjustment

not

required

32
to be made,

and/or any amount by

which the Conversion

Price has been
rounded

down,

will

be

carried

forward

and

taken

into

account

in

any
subsequent

adjustment,

and

such

subsequent

adjustment

will

be

made
on the basis

that the adjustment

not required to

be made had been

made
at the relevant time and/or that the

relevant rounding down had not been
made, as the case may be.
(iii)
The

Issuer

shall

give

notice

of

any

adjustments

to

the

Conversion

Price

made
pursuant

to

this

clause (d)

to

the

Holders

in

accordance

with

Condition 14
( Notices ) promptly after the determination thereof.
(iv)
References

in

these

Terms

and

Conditions

to

any

issue

or

offer

or

grant

to
Shareholders "as a

class" or "by way

of rights" shall be

taken to be references

to
an

issue

or

offer

or

grant

to

all

or

substantially

all

Shareholders,

other

than
Shareholders to

whom, by reason

of the laws

of any territory

or requirements of
any recognised regulatory body or

any other stock exchange or securities

market
in any territory or in connection

with fractional entitlements, it is determined

not
to make such issue or offer or grant.
(e)
Qualifying Relevant Event
(i)
Upon

the

occurrence

of

a

Relevant

Event

that

is

a

Qualifying

Relevant

Event,
then:
(A)
upon the

occurrence of

a Trigger

Event or

a Viability

Event where

the
applicable

Conversion

Date

falls

on

or

after

the

New

Conversion
Condition Effective Date,
(1)
the Notes

shall be

converted on

such Conversion

Date into,

or
be exchanged on

such Conversion Date for,

as the case may

be,
Relevant

Shares

of

the

Approved

Entity,
mutatis

mutandis

as
provided

in

accordance

with

this Condition

8,

at

a

Conversion
Price that shall be the New Conversion Price; and
(2)
the Issuer shall

procure the issue

and/or delivery of

the relevant
number

of

Relevant

Shares

of

the

Approved

Entity

in

the
manner

provided

in

this

Condition 8

(as

may

be

amended

as
described

in

the

definition

of

the

term

New

Conversion
Condition); and
(B)
the

New

Conversion

Price

shall

be

subject

to

adjustment

in

the
circumstances

provided

in

this

Condition 8

for

the

adjustment

of

the
Conversion

Price

(if

necessary

with

such

amendments

as

an
Independent

Adviser

shall

determine

to

be

appropriate)

and

the

Issuer
shall

give

notice

in

accordance

with

Condition 14

(
Notices
)

to

the
Holders

of

the

New

Conversion

Price

and

of

any

such

amendments
thereafter.
(ii)
Upon the

occurrence of

a Relevant

Event, the

Issuer shall

give notice

thereof to
the Holders

in accordance

with Condition 14

(
Notices
) within

10 Business Days
following the occurrence of such Relevant Event, which notice shall:
(A)
specify the identity of the Acquiror;
(B)
specify whether

the Relevant Event

is a Qualifying

Relevant Event or

a
Non-Qualifying Relevant Event;
(C)
in the case of a Qualifying

Relevant Event, specify the

New Conversion
Price; and
(D)
if applicable, specify the New

Conversion Condition Effective Date.
(iii)
For

the

avoidance

of

doubt,

upon

the

occurrence

of

a

Relevant

Event

that

is

a
Non-Qualifying Relevant Event, the provisions

of this clause (e) shall (subject to

33
the subsequent

operation of

this clause (e)

upon the

occurrence of

a subsequent
Relevant

Event)

not

apply,

and

the

Notes

will

continue

to

be

convertible

into
Ordinary Shares

pursuant to

and in

accordance with

the other

provisions of

this
Condition 8

(
Conversion
),

if and

when

the Issuer

gives

a Trigger

Event

Notice
or a

Viability

Event Notice

in accordance

with Condition

7 (
Trigger

Event and
Viability Event ).
(iv)
For purposes of these Terms and Conditions:
" Acquiror
" means the Person

(including a Governmental Entity)

that, following
a Relevant Event, controls UBS Group AG.
"
Approved

Entity"
means

an

Acquiror

that

is

body

corporate

that

is
incorporated

or established

under the

laws of

an OECD

member state

and that,
on the occurrence of the Relevant Event, has in issue Relevant Shares.
"
Governmental

Entity
" means

(x) the Swiss

Confederation, (y) an

agency of

the
Swiss

Confederation

or

(z) a

person

or

entity

(other

than

a

body

corporate)
controlled by the Swiss

Confederation or any

such agency referred to

in clause (y)
of

this

definition;

provided
, however
,

that,

if

UBS

Group

AG

is

at

any

time
organised

in a

jurisdiction

outside of

Switzerland,

references in

this definition

to
"the

Swiss Confederation"

shall be

read

as references

to the

government

of such
other jurisdiction.
The

"
New

Conversion

Condition
"

shall

be

satisfied

in

respect

of

a

Relevant
Event

if,

by

no

later

than

seven

days

following

the

occurrence

of

such

Relevant
Event, (x) UBS Group

AG has, to the

satisfaction of UBS Group

AG, entered into
arrangements

with

the

Approved

Entity

that

provide

for

delivery

of

Relevant
Shares

of

the

Approved

Entity

on

Conversion

on

terms
mutatis

mutandis

as
provided in

the provisions

of this

Condition 8, and

(y) the Issuer

has entered

into
such

agreements

and

arrangements,

and

made

such

amendments

to

these

Terms
and

Conditions,

as

may

be

required

to

ensure

that,

with

effect

from

the

New
Conversion Condition Effective

Date, the Notes shall,

following the occurrence of
a

Trigger

Event

or

a

Viability

Event,

be

convertible

into,

or

exchangeable

for,
Relevant Shares of the Approved Entity, mutatis mutandis

in accordance with, and
subject to, this

Condition 8 (as may

be so amended)

at the New

Conversion Price;
provided , however
, that, any failure

to enter into the

arrangements and agreements
and/or

make

the

amendments

described

in

clauses (x)

and

(y)

of

this

definition
shall

not

constitute

a

default

or

an

Event

of

Default

under

these

Terms

and
Conditions.
"
New

Conversion

Condition

Effective

Date
" means

the date

with effect

from
which the New Conversion Condition has been satisfied.
"
New Conversion

Price
" means,

in respect

of any

Conversion Date

falling on

or
after the New Conversion Condition

Effective Date, the amount determined

by the
Issuer in accordance with the following formula:

where:
NCP

is the New Conversion Price.
ECP

is the Conversion Price

in effect on

the last dealing day prior
to the New Conversion Condition Effective Date.
VWAPRS

is the average

of the Volume

Weighted

Average

Price of the
Relevant

Shares

of

the

Approved

Entity

(translated,

if
necessary,

into

SGD

at

the

Prevailing

Rate

on

the

relevant
dealing day) on each of the five dealing days ending

34

on

the

last

dealing

day

prior

to

the

date

on

which

the
Relevant

Event

occurred

(and

where

references

in

the
definition

of

"Volume

Weighted

Average

Price"

to
"Ordinary

Shares"

shall

be

construed

as

a

reference

to

the
Relevant Shares of

the Approved Entity

and in the definition
of

"dealing

day",

references

to

the

"Relevant

Stock
Exchange"

shall

be

to

the

primary

Recognised

Stock
Exchange

on

which

the

Relevant

Shares

of

the

Approved
Entity

are

then

listed,

admitted

to

trading

or

accepted

for
dealing).
VWAPOS

is the average

of the Volume

Weighted

Average

Price of the
Ordinary

Shares

(translated,

if

necessary,

into

SGD

at

the
Prevailing

Rate

on

the

relevant

dealing

day)

on

each

of

the
five dealing

days ending

on the

last dealing

day prior

to the
date on which the Relevant Event occurred.
"
Non-Qualifying

Relevant

Event
"

means

a

Relevant

Event

that

is

not

a
Qualifying Relevant Event.
" Qualifying Relevant Event
" means a Relevant

Event where:
(A)
the Acquiror is an Approved Entity; and
(B)
the New Conversion Condition is satisfied.
A "
Relevant

Event
"

will have

occurred

if,

at

any

time

after the

Issue

Date,

any
Person or Persons acting in concert acquires control of UBS Group AG (other than
as

a

result

of

an

Exempt

Reorganisation).

For

the

purposes

of

this

definition
"Relevant

Event",

"
control
"

means

the

acquisition

or

holding

of

legal

or
beneficial

ownership

of

more than

95

per

cent.

of

the

issued

Ordinary

Shares

of
UBS Group

AG (whether

obtained directly

or indirectly

and whether

obtained by
ownership

of share

capital, contract

or otherwise)

and, as

a consequence

thereof,
the

Ordinary

Shares

are

no

longer

admitted

to

trading

on

any

Recognised

Stock
Exchange, and " controlled " shall be construed accordingly.
"
Relevant

Shares
"

means,

in

respect

of

an Acquiror,

ordinary

share capital

of
such

Acquiror

that

constitutes

equity

share

capital

or

the

equivalent

(or
depositary or

other receipts

representing the

same) that

is listed and

admitted to
trading on a Recognised Stock Exchange.
(f)
Procedure for settlement and delivery of Ordinary Shares on Conversion
Ordinary Shares to

be issued on Conversion

shall be delivered subject

to and as provided
below.
(g)
Fractions
Fractions of

Ordinary Shares will

not be issued

or delivered pursuant

to these Terms

and
Conditions on Conversion and no cash payment

will be made in lieu thereof. The number
of Ordinary

Shares to be

issued and delivered

to the Settlement

Share Depository

for the
benefit

of each

Holder

in respect

of a

Conversion

shall

be calculated

by the

Settlement
Agent on the basis of the aggregate principal amount of Notes held by such Holder on the
applicable Conversion Date and rounded down, if necessary,

to the nearest whole number
of Ordinary Shares.
(h)
Procedure for delivery in respect of a Conversion
(i)
UBS

Group

AG,

with

the

assistance

of

the

Settlement

Agent

where

necessary
under

Swiss law,

shall

on or

prior

to the

applicable

Conversion

Date

issue and
deliver to the Settlement

Share Depository such number

of Ordinary Shares as is

35
required to satisfy

in full its obligation

to deliver Ordinary Shares

to the Holders
in respect

of the

Conversion on

the applicable

Conversion Date.

Receipt by

the
Settlement

Share

Depository

of

such

Ordinary

Shares

shall

be

a

good

and
complete discharge of the

Issuer's (and, if UBS Group AG

is not the Issuer,

UBS
Group AG's) obligations in respect of the Notes
.
(ii)
Subject

to

the

making

of

a

Settlement

Shares

Offer

and

as

otherwise

provided
herein,

the

Settlement

Agent

shall

give

instructions

to

the

Settlement

Share
Depository

for

the

relevant

Ordinary

Shares

to

be

delivered

by

the

Settlement
Share

Depository

on

the

applicable

Conversion

Date

to

the

Holders,

and

the
Settlement

Share

Depository

shall

take

such

actions

as

are

customary

to

effect
such

delivery

of

such

Ordinary

Shares

to

the

Holders

on

the

applicable
Conversion Date.
(iii)
In respect

of a Conversion

as a result

of the occurrence

of a Trigger

Event only,
following receipt by the Settlement

Share Depository of the Ordinary

Shares and
the

resulting

good

and complete

discharge

of the

Issuer's obligations

in respect
of

the

Notes

as

described

in

subclause (i)

above,

the

Issuer

may,

in

its

sole
discretion,

appoint

a

placement

agent

(the

"
Settlement

Shares

Offer

Agent
")
acting on

behalf, and

for the

accounts, of

the Holders

to conduct

an offering

of
the Ordinary

Shares to

which the

Holders are

otherwise entitled

(a "
Settlement
Shares Offer
"). In

the relevant

Trigger

Event Notice,

the Issuer

shall notify

the
Holders

whether

it will

appoint such

Settlement Shares

Offer

Agent

to conduct
such a

Settlement Shares

Offer.

If it

does so

appoint

a Settlement

Shares Offer
Agent,

it

will

instruct

the

Settlement

Share

Depository

to

deliver

the

relevant
Ordinary Shares

to or

to the

order of

the Settlement

Shares Offer

Agent for

this
purpose prior

to the

end of

the Offer

Settlement Period.

Such Settlement

Shares
Offer

shall

be

made

(x) in

the

currency

of

the

Issuer's

choosing

and

at

a

cash
price

per

Ordinary

Share

(such

price

translated,

if

necessary,

into

SGD

at

the
prevailing

exchange rate

on the

date of

the Trigger

Event Notice

as determined
by the

Issuer) equal

to the

Conversion Price

in effect

on the

date of

the Trigger
Event Notice,

and (y) to some

or, subject

to applicable

laws and

regulations and
to

such

an

offer

being

practicable

in

the

opinion

of

the

Issuer

in

the

Offer
Settlement

Period,

all

Shareholders

on

the

record

date

of

the

Trigger

Event
Notice

then

eligible

to

participate

in

such

offer.

Any

such

Settlement

Shares
Offer shall

be completed

no later

than 20 Business

Days after

the occurrence

of
the

Trigger

Event

(the

"
Offer

Settlement

Period
").

Neither

the

Issuer

nor

the
Settlement Share

Depository

shall incur

any liability

whatsoever

to the

Holders
in

respect

of

the

appointment

of

such

Settlement

Shares

Offer

Agent

or

its
conduct, save for cases of gross negligence or wilful intent.
If the Settlement Shares

Offer is fully

subscribed by or before

the end of the

Offer
Settlement

Period,

the

Holders

shall,

pursuant

to

the

agreement

appointing

the
Settlement Shares

Offer

Agent, be

entitled to

receive from

the Settlement

Shares
Offer Agent on the fifth Business Day after the end of the

Offer Settlement Period,
their
pro

rata
share of

the aggregate

cash proceeds

received from

the Settlement
Shares

Offer

(such

aggregate

cash

proceeds

translated,

if

necessary,

from

the
currency in which they

are denominated into SGD

at the then-prevailing exchange
rate

as

determined

by

the

Settlement

Shares

Offer

Agent

(less

any

foreign
exchange transaction

costs)), such

amount being

rounded to

the nearest

cent (half
a

cent

being

rounded

upwards).

If

the

Settlement

Shares

Offer

is

only

partially
subscribed

by

the

end

of

the

Offer

Settlement

Period,

the

Holders

shall

(x)
pursuant

to

the

agreement

appointing

the

Settlement

Shares

Offer

Agent,

be
entitled

to

receive

from

the

Settlement

Shares

Offer

Agent

on

the

fifth

Business
Day

after

the

end

of

the

Offer

Settlement

Period,

their

pro

rata

share

of

the
aggregate

cash

proceeds

received

from

the

Settlement

Shares

Offer

(such
aggregate cash

proceeds translated,

if necessary,

from the

currency in

which they
are denominated

into SGD

at the

then-prevailing

exchange rate

as determined

by
the Settlement

Shares Offer

Agent (less

any foreign

exchange transaction

costs)),
such

amount

being

rounded

to

the

nearest

cent

(half

a

cent

being

rounded
upwards),

and

(y) be

entitled

to

receive

their
pro

rata
share

of

the

number

of

36
Ordinary Shares

not subscribed

pursuant to

the Settlement

Shares Offer

(rounded
down

to

the

nearest

whole

number

of

such

Ordinary

Shares)

within

the

period
specified below

from the

Settlement Share

Depository.

If no

Ordinary Shares

are
subscribed in

the Settlement

Shares Offer,

Holders shall

be entitled

to receive

the
relevant

Ordinary

Shares

within

the

period

specified

below

from

the

Settlement
Share Depository.
In relation to any Ordinary Shares not sold pursuant to a

Settlement Shares Offer,
the Settlement Agent shall give instructions to the Settlement Shares Offer Agent for such Ordinary Shares to be delivered by the Settlement Shares Offer Agent to the

relevant

Holders

within

five

Business

Days

after

the

end

of

the

Offer
Settlement Period.
(i)
Taxes and duties
None of

the Issuer,

any other member

of the Group,

any Agent and

the Settlement Share
Depository

will

pay

any

capital,

stamp,

issue,

registration,

transfer

or

other

taxes

or
duties

arising

upon

Conversion

or

that

may

arise

or

be

paid

as

a

consequence

of

or

in
connection

with

the

issue

and

delivery

of

Ordinary

Shares

to

the

Settlement

Share
Depository

or to

any Holder.

A Holder

must pay

any

capital, stamp,

issue, registration,
transfer or other

taxes or duties arising

upon Conversion or

that may arise or

be paid as a
consequence of or in connection

with the issue and delivery of the

Ordinary Shares to the
Settlement Share Depository or to such Holder and

such Holder must pay all, if any,

such
taxes and duties arising

by reference to

any disposal or deemed

disposal of such

Holder's
Notes or interest

therein. Any capital,

stamp, issue, registration,

transfer or other

taxes or
duties arising on

delivery or transfer

of Ordinary Shares

to a purchaser

in any Settlement
Shares Offer shall be payable by the relevant purchaser of

those Ordinary Shares.
(j)
Delivery of Ordinary Shares
UBS

Group

AG,

with

the

assistance

of

the

Settlement

Agent

where

necessary

under
Swiss law,

will issue and

deliver the Ordinary

Shares required to

be issued and delivered
on Conversion to the Settlement

Share Depository on behalf of

the Holder of the relevant
Note(s).

Receipt

by the

Settlement Share

Depository

of such

Ordinary

Shares will

be

a
good

and

complete

discharge

of

the

Issuer's

obligations

in

respect

of

the

Notes

as
described in subclause (h)(i) of this Condition 8.
Such

Ordinary

Shares

will

be

delivered

to

Holders

in

uncertificated

form

through

SIX
SIS or any other appropriate settlement

organisations. Where such Ordinary

Shares are to
be delivered

through SIX SIS

or any

other appropriate intermediary

(
Verwahrungsstelle )
in Switzerland,

the Settlement

Agent

shall request

that the

Settlement Share

Depository
deliver such

Ordinary Shares

to the

account(s) in

which the

relevant Note(s)

is/are held,
on the

applicable Conversion

Date or

such other

date as

is specified

for the

delivery.

At
the time of such delivery of

the Ordinary Shares, the then-valid share

registration rules of
UBS

Group

AG

will

apply,

and

UBS

Group

AG

does

not

offer

any

assurance

or
guarantee

that

any

Holder

will

be

accepted

as

a

Shareholder

with

voting

rights

in

the
share register of UBS Group AG.
(k)
Ordinary Shares
The

Ordinary

Shares

issued

and

delivered

on

Conversion

will

be

fully

paid

and

non-
assessable and

will in all

respects rank
pari passu

with the fully

paid Ordinary

Shares in
issue on the

relevant Share Creation

Date, except in any

such case for any

right excluded
by mandatory provisions of applicable

law, and

except that the Ordinary Shares so

issued
and

delivered

will not

rank

for

(or,

as the

case

may

be,

the relevant

Holder

will not

be
entitled to receive)

any rights, distributions

or payments the record

date or other due

date
for

the establishment

of entitlement

for

which

falls

prior

to the

relevant

Share Creation
Date.

37
(l)
Purchase or redemption of Ordinary Shares
UBS Group AG or any

of its subsidiaries may exercise such

rights as it may from

time to
time enjoy to purchase

or redeem or buy back

any shares or securities of

UBS Group AG
(including Ordinary Shares) or any depositary or other receipts or certificates representing the same without the consent of Holders.
(m)
Determinations to be made by an Independent Adviser
In the

case of

any determination

that is

required to

be made

by an

Independent Adviser
for purposes of this

Condition 8, the Issuer shall

use reasonable endeavours to

appoint an
Independent

Adviser

to

make

such

determination;
provided , however
,

that,
notwithstanding

the

other

provisions

of

these

Terms

and

Conditions,

if

the

Issuer

is
unable to so appoint

an Independent Adviser

or the Independent Adviser

so appointed by
the

Issuer

fails

to

make

such

determination,

the

Issuer,

acting

in

good

faith

and

a
commercially reasonable manner,

will make such determination.
Any

determination

that

is

made

by

an

Independent

Adviser

for

purposes

of

this
Condition 8

will

be

made

in

the

sole

discretion

of

such

Independent

Adviser

acting

in
good faith and in a commercially reasonable manner.
(n)
Notifications, etc. to be final
All

notifications,

opinions,

determinations,

certificates,

calculations,

quotations

and
decisions

given,

expressed,

made

or

obtained

by

an

Independent

Adviser

or

the
Settlement Agent

for purposes

of this

Condition 8

will (in

the absence

of wilful

default,
bad faith and manifest error)

be binding on the Issuer,

the Agents and the Holders and

(in
the absence

of wilful

default and

bad faith)

no liability

to the

Issuer or

the Holders

will
attach

to

the

Independent

Adviser

or

the

Settlement

Agent

in

connection

with

the
exercise

or

non-exercise

by

the

Independent

Adviser

or

the

Settlement

Agent

of

its
powers, duties and discretions under this Condition 8.
9.
PAYMENTS;

AGENTS
(a)
All payments

required to

be made

under the

Notes will

be made

available in

good time
in

freely

disposable

funds

in

SGD,

which

will

be

placed

at

the

free

disposal

of

the
Principal

Paying

Agent

on

behalf

of

the

Holders.

If

the

Scheduled

Due

Date

for

any
payment (whether in

respect of principal,

interest or otherwise) in

respect of the

Notes is
not

a

Payment

Business

Day,

then

the

Holders

will

not

be

entitled

to

payment

thereof
until the first Payment Business

Day following the Scheduled

Due Date, and the Holders
will

not

be

entitled

to

any

additional

sum

in

relation

to

such

payment.

All

payments
required

to

be

made

under

the

Notes

(including,

for

the

avoidance

of

doubt,

any
Additional

Amounts)

shall

be

made

to

the

Holders

in

SGD

without

collection

costs,
without

any

restrictions

and

whatever

the

circumstances

may

be,

irrespective

of
nationality,

domicile

or

residence

of

the

relevant

Holder

and

without

certification,
affidavit or the fulfilment of any other formality.
(b)
The receipt

by the

Principal Paying

Agent of

the due

and punctual

payment of

funds in
SGD

will

release

the

Issuer

from

its

obligations

under

the

Notes

to

the

extent

of

such
payment.
(c)
Subject

to

clause (d)

of

this

Condition 9,

the

Issuer

reserves

the

right

to

terminate

the
appointment

of

any

Agent,

as

well

as

to

appoint

or,

after

any

such

appointment,

to
terminate the

appointment of, one

or more other

paying agents to

carry out any

payment
or other

similar functions

in respect

of the

Notes (each,

a "
Paying

Agent
", which

term
includes

the

Principal

Paying

Agent),
provided

that

(i) so

long

as

any

Note

is
outstanding, there

will at all

times be a

Principal Paying Agent,

a Calculation Agent

and
a

Settlement

Agent,

(ii) for

so long

as the

Notes

are

listed on

the

SIX

Swiss Exchange
and

if

then

required

by

the

regulations

of

the

SIX

Swiss

Exchange,

the

Issuer

shall
maintain a Paying

Agent in Switzerland, which

agent shall have an

office in Switzerland
and

be

a

bank

or

securities

dealer

subject

to

supervision

by

FINMA,

to

perform

the
functions of a Swiss paying agent, and (iii) any successor Calculation Agent must be

38
a

leading

bank

or

financial

institution

that

is

experienced

in

the

calculations

and
determinations to be made by the Calculation Agent.
(d)
Any

appointment

or

termination

of

appointment

of,

or

resignation

by,

any

Agent

may
take place at any time, provided

that the Issuer promptly

notifies the Holders of any

such
appointment, termination or resignation in accordance with Condition

14 (
Notices ).
(e)
If at any time the Calculation Agent fails to (i) determine

the Reference Rate or the Reset
Interest Rate or duly

calculate the Reset Interest

Amount for any Reset Interest

Period or
the

interest

amount

payable

on

the

relevant

Redemption

Date

(if

the

Notes

are

to

be
redeemed

pursuant

to Condition

6 (
Redemption

and Purchase
)) or

(ii) comply

with any
other requirement in

relation to the Notes,

then the Issuer will

terminate the appointment
of

the

Calculation

Agent

in

accordance

with

the

Agency

Agreement

and

appoint

a
successor Calculation Agent.
10.
TAXATION
(a)
All payments to

be made by or

on behalf of the

Issuer in respect of

the Notes (including,
for

the

avoidance

of

doubt,

payments

by

a

Paying

Agent)

shall

be

made

without
withholding

or

deduction

for,

or

on

account

of,

any

present

or

future

taxes,

duties,
assessments

or

other

government

charges

of

any

nature

("
Taxes
")

imposed,

levied,
collected,

withheld

or assessed

by or

on behalf

of any

Tax

Jurisdiction

or any

political
subdivision

thereof

or

any

authority

of

or

in

a

Tax

Jurisdiction

or

any

political
subdivision thereof

having the

power to

impose, levy,

collect, withhold

or assess

Taxes,
unless withholding, deduction or accounting for such Taxes

is required by law.
(b)
In the

event that

any payment

to be

made by

or on

behalf of

the Issuer

in respect

of the
Notes (including,

for the

avoidance of

doubt, payments

by a

Paying Agent)

is subject

to
any withholding or deduction for,

or on account of, any Taxes

by requirement of law in a
Tax

Jurisdiction

(as

determined

by

the

relevant

tax

authority

of

or

in

such

Tax
Jurisdiction),

the

Issuer

shall

pay

such

additional

amounts

as will

result

in

the

Holders
receiving

the amounts

that they

would have

received in

respect of

the Notes

if no

such
withholding or deduction had been required (" Additional Amounts ").
(c)
No

Additional

Amounts

will

be

payable

pursuant

to

clause (b)

of

this

Condition 10

in
relation to any Note:
(i)
if the relevant

Holder is liable

for such Taxes

on such Note

as a result

of having
some connection with the relevant Tax Jurisdiction other than its mere ownership or possession of such Note or

the receipt of principal or

interest in respect thereof;
or
(ii)
with respect to any Tax

collected pursuant to the provisions of,

or any laws or an
agreement

with any

Tax

Jurisdiction relating

to, Sections 1471

through 1474

of
the US Internal Revenue Code,

as amended and as may be further

amended from
time to time (commonly referred to as "FATCA

"); or
(iii)
where

such

withholding

or

deduction

is

required

to

be

made

pursuant

to

laws
enacted

by

Switzerland

providing

for

the

taxation

of

payments

according

to
principles similar

to those laid

down in the

draft legislation of

the Swiss Federal
Council

of

3 April

2020,

or

otherwise

changing

the

Swiss

federal

withholding
tax system from an

issuer-based system to a

paying agent-based system pursuant
to which a Person other than the issuer is required to withhold tax on any interest
payments; or
(iv)
to the extent any combination of subclauses (i) through (iii) above applies.
(d)
Any reference in these Terms

and Conditions to amounts payable

by the Issuer in respect
of

the

Notes

includes

(i) any Additional

Amount

payable

pursuant

to

this Condition

10
and (ii) any

sum payable

pursuant to

an obligation

taken in addition

to or in

substitution
for the obligation in this Condition 10.

39
11.
STATUTE

OF LIMITATIONS
In accordance with Swiss law,

(a) claims for interest payments under the Notes will become time-
barred

after

the

five-year

period

and

(b) claims

for

the

repayment

or

redemption

of

Notes

will
become

time-barred

after

the

10-year

period,

in

each

case,

commencing

on

the

date

on

which
such payments, repayment or redemption become due and payable.
12.
EVENTS OF DEFAULT
(a)
If

any

of

the

following

events

occurs,

such

occurrence

will

constitute

an

"
Event

of
Default ":
(i)
the

Issuer

fails

to

pay

the

principal

amount

of

any

Note

if

and

when

the

same
becomes

due

and

payable

under

these

Terms

and

Conditions,

and

such

failure
continues unremedied for a period of 30 days; or
(ii)
the Issuer

fails to

pay

any interest

on the

Notes if

and when

the same

becomes
due

and

payable under

these Terms

and

Conditions,

and

such failure

continues
unremedied for a period of 30 days; or
(iii) the Issuer fails to observe or perform any other covenant, condition, or agreement contained in these Terms

and Conditions, and such failure

continues unremedied
for a period of 60 days after written

notice thereof from any Holder to

the Issuer;
or
(iv)
a Bankruptcy Event;
provided , however
,

that,

notwithstanding

subclauses (i)

to

(iv)

above,

neither

(A) the
opening

of

Restructuring

Proceedings

with

respect

to

the

Issuer

nor

(B) the

exercise

of
any

Swiss

Resolution

Power

with

respect

to

the

Issuer

during

any

such

Restructuring
Proceedings

nor

(C) the

ordering

of

any

Protective

Measures

with

respect

to

the

Issuer
that

are

ordered

or

confirmed

upon

the

opening

of

or

during

any

such

Restructuring
Proceedings will constitute a default or an Event of Default.
(b)
Upon the

occurrence of

an Event

of Default

relating to

any failure

of the

Issuer to

meet
any

payment

obligation

under

these

Terms

and

Conditions

and

subject

to

Condition 8
( Conversion
),

(i) such

payment

obligation

(and

such

payment

obligation

only)

will

be
immediately

deemed

a

due

and

payable

(
fällige
)

payment

obligation

of

the

Issuer,

and
(ii) if

(A) the

relevant

Holder

has

formally

requested

payment

of

such

payment
obligation, (B) such payment

obligation has not

been fulfilled within

the statutory period
under

Swiss

law

commencing

after

the

date

of

such

formal

request

and

(C) a

writ

of
payment

(
Zahlungsbefehl
)

has

been

issued

with

respect

to

such

payment

obligation
pursuant

to the

DEBA, the

relevant Holder

may institute

proceedings against

the Issuer
in

Switzerland

(but

not

elsewhere)

to

enforce

its

rights

with

respect

to

such

payment
obligation under the DEBA
.
(c)
If

a

debt

collection

or

insolvency

proceeding

with

respect

to

the

Issuer

is

instituted

in
Switzerland

in

accordance

with

clause (b)

of

this

Condition 12,

the

Issuer

shall

not
(i) after

having

received

the

writ

of

payment

(
Zahlungsbefehl
)

relating

to

the

relevant
payment obligation,

argue or

plead that

such payment

obligation
is not

due and

payable
by the

Issuer,

or (ii) prior

to the

declaration

of bankruptcy

(or similar

proceeding

under
Swiss insolvency laws), make any payment

to the relevant Holder under or

in connection
with the Notes.
(d)
In the

case of

any Event

of Default

arising under

subclause (a)(iii)

of this

Condition 12
and

subject to

Condition 8

(
Conversion
), any

Holder may

seek specific

performance

or
damages with

respect to

such Event

of Default

pursuant to

the Swiss

Code if

so entitled
thereunder.

Any

such

damage

claim

of

any

Holder

will

rank

junior

to

the

rights

and
claims of all holders of Senior Obligations.
(e)
In the

case of

any Event

of Default

arising under

subclause (a)(iv)

of this

Condition 12
and subject to Condition 8 ( Conversion
), any Holder may,

by written notice to the Issuer,

40
declare

the principal

amount of

any of

its Notes,

together with

any

accrued and

unpaid
interest thereon,

immediately due

and payable,

without presentment,

demand, protest

or
other notice of any kind.
(f)
No

remedy

against

the

Issuer

other

than

those

described

in

this

Condition 12

will

be
available

to

the

Holders

in

connection

with

the

Issuer's

obligations

under

these

Terms
and

Conditions,

whether

for

the

recovery

of

amounts

owing

under

these

Terms

and
Conditions or

in respect of

any breach by

the Issuer of

any of its

other obligations under
these

Terms

and

Conditions

or

otherwise.

In

particular,

no

Holder

may

declare

(i) the
principal amount of any Notes

due and payable prior to

any Redemption Date, or (ii)

any
interest

on

any

Notes

due

and

payable

prior

to

the

relevant

Interest

Payment

Date,
except,

in

the

case

of

each

of

subclauses (i)

and

(ii),

pursuant

to

clause (e)

of

this
Condition 12.
13.
MEETINGS OF HOLDERS; SUBSTITUTION AND AMENDMENT
(a)
Except

as

otherwise

specified

in

this

Condition 13,

the

provisions

of

bondholder
meetings

contained

in

article 1157

et

seqq.

of

the

Swiss

Code

apply

in

relation

to
meetings of Holders.
(b)
If a

Tax

Event or

a Regulatory

Event has

occurred, the

Issuer may,

without the

consent
of the

Holders, either

substitute all,

but not

some only,

of the

Notes for,

or amend

these
Terms

and

Conditions

so

that

they

remain

or

become,

Compliant

Securities,
provided
that:
(i)
neither a Tax

Event nor a Regulatory Event

arises as a result of

such substitution
or amendment;
(ii)
FINMA has

approved

such substitution

or amendment

(if such

approval is

then
required under applicable Swiss laws and regulations);
(iii)
the Issuer has given the Holders

not less than 30 days' notice

of such substitution
or

amendment

in

accordance

with

Condition 14

(
Notices
),

which

notice

will,
subject to

subclause (v) below,

be irrevocable,

and state

the date

on which

such
substitution or

amendment will

be effective

(the "
Substitution

or

Amendment
Effective Date ");
(iv)
prior to the publication of

any notice pursuant to

subclause (iii) above, the Issuer
shall

deliver

to

the

Principal

Paying

Agent

(A) a

certificate

signed

by

the
Authorised

Signatories

stating

that

the

relevant

requirement

or

circumstance
giving

rise

to

the

right

to

substitute

or

amend

the

terms

of

the

Notes,

as
applicable,

pursuant

to

this

clause (b)

is

satisfied

and

the

reasons

therefor

and
such

certificate

will

be

conclusive

and

binding

on

the

Holders,

and

(B) an
opinion

of

independent

legal

advisers

of

recognised

standing

to

the

effect

that
circumstances entitling

the Issuer

to exercise

its right

to substitute

or amend

the
terms of the Notes, as applicable, pursuant to this clause (b) have arisen; and
(v)
no

Trigger

Event

or

Viability

Event

has

occurred

prior

to

the

relevant
Substitution or Amendment Effective Date.
In

connection

with

any

substitution

or

amendment

in

accordance

with

this clause

(b),

the
Issuer

shall

comply

with

the rules

of

any

stock

exchange

on

which

the

Notes

are

for

the
time being listed or admitted to trading.
(c)
In addition to

its rights under clause (b)

of this Condition 13, the

Issuer may,

without the
consent

of

the

Holders,

make

any

amendment

to

these

Terms

and

Conditions

that

it
considers

to

be

(i) necessary

or

desirable

to

give

effect

to

(A) any

Alternative
Benchmark

Rate

determined

in

accordance

with

Condition 5(c)

(
Interest

–

Benchmark
replacement
)

(including

any

Adjustment

Spread

determined

in

accordance

with
subclause (v)(A)(2)

thereof

and

any

alternative

method

for

determining

the

Reference
Rate

if

such

Alternative

Benchmark

Rate

is

unavailable

on

the

relevant

Reset
Determination Date determined in

accordance with subclause (v)(A)(3)

thereof), and any
related

changes

to

the

definitions

of

the

terms

"Business

Day",

"Day

Count

Fraction",
"Payment Business Day"

and/or "Reset Determination

Date" determined

to be necessary

41

in

accordance

with

subclause (v)(D)

thereof,

or

(B) the

provisions

of

clause (a)

of
Condition 15

(
Issuer

Substitution
)

(including,

without

limitation,

(x) if

the

Substitute
Issuer

is

organised

and/or

resident

for

tax

purposes

in

a

jurisdiction

other

than
Switzerland,

any

amendments

to

any

references

to

the

jurisdiction

of

"Switzerland"
contained herein, including,

without limitation, amendments

to the definition

of the term
"Bankruptcy Event", the

definition of the

term "Business Day",

the governing law

of the
subordination

provisions

set

forth

in

Condition 4

(
Status

and

Subordination
)

and

the
provisions

of Condition 12

(
Events of

Default
), and

(y) any amendments

to reflect

UBS
Group

AG's

guarantee

described

in

subclause (a)(iii)

of

Condition 15

(
Issuer
Substitution
)),

or

(C) the

provisions

of

subclause (i)(B)

and/or

subclause (iii)

of
Condition 8(e)

(
Conversion

–

Qualifying

Relevant

Event
),

or

(ii) formal,

minor

or
technical

in

nature,

or

(iii) necessary

to

correct

a

manifest

error,

or

(iv)

not

materially
prejudicial to the interests of the Holders.
(d)
The

Issuer

shall

notify

the

Holders

of

any

amendments

made

pursuant

to

clause (c)

of
this Condition 13 in

accordance with Condition 14

(
Notices
), which notice

shall state the
date on which such amendment will be effective.
(e)
Any

amendment

made

pursuant

to

this Condition

13

will be

binding

on the

Holders

in
accordance with its terms.
14.
NOTICES
(a)
So long

as the

Notes are

listed on

the SIX

Swiss Exchange,

notices to

Holders shall

be
given by

the Issuer

(i) by means

of electronic

publication on

the internet

website of

SIX
Exchange

Regulation

Ltd

(https://www.ser-ag.com),

where

notices

are

as

at

the

Issue
Date

published

under

the

address

https://www.ser-ag.com/en/resources/notifications-
market-participants/official-notices.html#/,

or

(ii) otherwise

in

accordance

with

the
regulations of

the SIX

Swiss Exchange.

Any notice

will be

validly given

on the

date of
such publication or, if published more

than once, on the date of the first such publication.
(b)
If

the

Notes

are

for

any

reason

no

longer

listed

on

the

SIX

Swiss

Exchange,

notices

to
Holders will be

given by the

Issuer to the Intermediary

for forwarding to

the Holders. Any
such notice will be validly given on the date of delivery to the Intermediary.
15.
ISSUER SUBSTITUTION
(a)
The

Issuer

(for

purposes

of

this Condition

15,

the

"
Current

Issuer
")

may,

without

the
consent

of

the

Holders,

substitute

any

entity

(whether

or

not

such

entity

is

organised
under the laws

of Switzerland)

(such substitute

entity,

the "
Substitute Issuer ") for itself
as

principal

debtor

under

the

Notes

upon

giving

no

more

than

30

and

no

less

than
10 days' notice to the Holders in accordance with Condition 14 ( Notices ), provided that:
(i)
the Substitute

Issuer is

UBS Group

AG or

at least

95 per cent.

of the

Substitute
Issuer's capital

and voting

rights are

held, directly

or indirectly,

by UBS

Group
AG;
(ii)
the

Current

Issuer

is not

in default

in

respect of

any

amount

payable

under

the
Notes at the time of such substitution;
(iii)
if the

Substitute Issuer

is not

UBS Group

AG, UBS

Group AG

has irrevocably
and

unconditionally

guaranteed

to

the

Holders,

pursuant

to

article 111

of

the
Swiss

Code

and

on

a

subordinated

basis

corresponding
mutatis

mutandis

to
Condition 4

(
Status

and

Subordination
),

(A) the

due

and

punctual

payment

of
principal

and

interest

and

all

other

amounts

due

and

payable

by

the

Substitute
Issuer

under,

or in

respect

of, the

Notes

upon receipt

of the

written

request

for
payment

of the

relevant amount,

and

(B) upon

the occurrence

of a

Conversion,
the

due

delivery

of

the

Ordinary

Shares

required

to

be

delivered

pursuant

to
Condition 8

(
Conversion
),

and

on

the

terms

whereby

subclause (iii)

of
Condition 5(i)

(
Interest

–

Cancellation

of

interest;

prohibited

interest
),
subclause (ii)(C) of Condition 8(d) (
Conversion – Anti-dilution adjustment

of the
Conversion

Price
),

Condition 10

(
Taxation
),

Condition 12

(
Events

of

Default
)

42
and

Condition 20

(
No

Set-off

by

Holders
)

apply

to

UBS

Group

AG

and

to

its
obligations

under

such

guarantee

either

by

making

the

necessary

consequential
amendments to such

Conditions or including

such Conditions applicable

to UBS
Group AG and to its obligations under such guarantee

in such guarantee itself, as
applicable;
(iv)
the

Current

Issuer

and

the

Substitute

Issuer

(A) have

entered

into

such
documents

(the

"
Substitution

Documents
")

as

are

necessary

to

give

effect

to
such substitution

and pursuant

to which

the Substitute

Issuer has

(x) undertaken
in

favour

of

each

Holder

to

be

bound

by

these

Terms

and

Conditions

as

the
principal

debtor

(on

a

subordinated

basis

corresponding

to

Condition 4

(
Status
and

Subordination
))

under

the

Notes

in

place

of

the

Current

Issuer

and
(y) assumed the

obligations of

the Current

Issuer under

the Agency

Agreement,
and

(B) procure

that

all

action,

conditions

and

things

required

to

be

taken,
fulfilled and

done (including,

without limitation,

the obtaining

of any

necessary
consents)

to

ensure

that

the

Substitution

Documents

represent

valid,

legally
binding

and

enforceable

obligations

of

the

Substitute

Issuer

have

been

taken,
fulfilled and done and are in full force and effect
;
(v)
if

the

Substitute

Issuer

is

resident

for

tax

purposes

in

a

jurisdiction

(the

"
New
Residence
") other than that in which the Current Issuer

prior to such substitution
was

resident

for

tax

purposes

(the

"
Former

Residence
"),

the

Substitution
Documents

contain

an

undertaking

by

the

Substitute

Issuer

and/or

such

other
provisions as

may be

necessary to

ensure that

each Holder

has the

benefit of

an
undertaking in terms

corresponding to the

provisions of Condition 10

(
Taxation )
in relation to the payment

of all amounts due and payable

under, or in

respect of,
the

Notes

and

in

relation

to

the

guarantee

referred

to

in

subclause

(iii)

above,
with,

in

the

case

of

the

Notes

but

not

such

guarantee,

the

substitution

of
references

to the

Former

Residence

with references

to the

New Residence,

and
an

undertaking

by

the

Substitute

Issuer

to

indemnify

each

Holder

against

any
Tax

that

is imposed

on

it by

(or

by

any

authority

in

or of)

the

New

Residence
and,

if

different,

the

jurisdiction

of

the

Substitute

Issuer's

organisation

with
respect

to

any

Note

and

that

would

not

have

been

so

imposed

had

the
substitution not been

made, as well

as against any

Tax,

and any cost

or expense,
relating to such substitution;
(vi)
if

the

Substitute

Issuer

is

not

UBS

Group

AG,

FINMA

has

approved

such
substitution

(if

such

approval

is then

required

under

applicable Swiss

laws

and
regulations),

and

the

Current

Issuer

and

the

Substitute

Issuer

have

obtained

all
other

necessary

governmental

and

other

approvals

and

consents

for

such
substitution

and

for

the

performance

by

the

Substitute

Issuer

of

its

obligations
under the Substitution Documents;
(vii)
if

the

Substitute

Issuer

is

not

organised

under

the

laws

of

Switzerland,

the
Substitute

Issuer

has

appointed

a

process

agent

as

its

agent

in

Switzerland

to
receive

service

of

process

on

its

behalf

in

relation

to

any

legal

proceedings
arising out of or in connection with the Notes;
(viii)
such substitution does not give rise to a

Tax Event or a Regulatory Event; and
(ix)
the

Substitute

Issuer

has

appointed

a

Paying

Agent

in

Switzerland

that

is

a
participant in the Intermediary
.
(b)
Upon any substitution pursuant to clause (a) of this Condition 15,

(i) the Substitute Issuer
will succeed

to, and

be substituted

for,

and may

exercise

every right

and power

of, the
Current Issuer

under the

Notes with

the same

effect as

if the

Substitute Issuer

had been
named

as

Issuer

in

these

Terms

and

Conditions,

and

(ii) the

Current

Issuer

will

be
released from its obligations under the Notes.
(c)
After

giving

effect

to

any

substitution

pursuant

to

clause (a)

of

this

Condition 15,
(i) references

to

the

"Issuer"

in

the

Notes

and

these

Terms

and

Conditions

will

be
references

to

the

Substitute

Issuer,

and

(ii) references

to

the

"Tax

Jurisdiction"

in

the
Notes

and

these

Terms

and

Conditions

will

be

read

and

construed

as

43
including

the

jurisdiction

of establishment

of

the

Substitute

Issuer

and,

if

different,

the
jurisdiction

in

which

the

Substitute

Issuer

is

resident

for

tax

purposes

instead

of

or

in
addition

to

(as

the

case

may

be)

references

to

the

jurisdiction

of

establishment

of

the
Issuer and Switzerland
.
16.
RESERVED
17.
FURTHER ISSUES
The

Issuer

may

from

time

to

time

without

the

consent

of

the

Holders

issue

further

notes

and,
provided

that such notes have the

same terms and conditions

as the Notes in all

respects (or in all
respects

except

for

the

issue

date

and/or

the

first

date

on

which

interest

is

paid),

such

further
notes will

be consolidated

and form

a single

series with

the Notes.

If the

Issuer issues

any such
further notes

pursuant to

this Condition 17,

references in

these Terms

and Conditions

to "Notes"
include such further notes, unless the context otherwise requires.
18.
CURRENCY INDEMNITY
Any amount

received

or

recovered

by

any

Holder

in

a

currency

other

than

SGD

(whether

as

a
result

of,

or

of

the

enforcement

of,

a

judgment

or

order

of

a

court

of

any

jurisdiction,

in

the
insolvency,

winding-up

or

dissolution

of

the

Issuer

or

otherwise)

under

the

Notes

will

only
constitute a discharge

of the Issuer to the

extent of the amount

in SGD that such Holder

is able to
purchase

with

the

amount

so

received

or

recovered

in

such

other

currency

on

the

date

of

such
receipt or recovery (or, if it is not practicable

to purchase SGD with such amount on such date, on
the first date on which it is

practicable to do so). If the

amount of SGD that such Holder is

able to
purchase

is less

than

the amount

owed by

the Issuer

to such

Holder under

the Notes,

the Issuer
shall

indemnify

such

Holder

against

any

loss

sustained

by

it

as

a

result.

In

addition,

the

Issuer
shall

indemnify

such

Holder

for

the

costs

of

making

such

purchase.

For

purposes

of

this
Condition 18, it

is sufficient

for the

relevant Holder

to demonstrate

that it

would have

suffered a
loss

had

an

actual

purchase

been

made.

The

indemnities

under

this

Condition 18

will
(a) constitute a separate and

independent obligation from

the Issuer's other obligations

hereunder,
(b) give

rise

to

a

separate

and

independent

cause

of

action,

(c) apply

irrespective

of

any
indulgence

granted

by

any

Holder

and

(d) continue

in

full

force

and

effect

despite

any

other
judgment, order,

claim or

proof for

a liquidated

amount in

respect of

any amount

due under

the
Notes or any other judgment or order.
19.
RESERVED
20.
NO SET-OFF

BY HOLDERS
Subject

to

applicable

law,

each

Holder,

by

acceptance

of

any

direct

or

beneficial

interest

in

a
Note, agrees

that it

will not,

and waives

its right

to, exercise,

claim or

plead any

right of

set-off,
compensation

or retention

with respect

to any

amount owed

to it

by the

Issuer in

respect of,

or
arising in connection with, the Notes.
21.
GOVERNING LAW

AND JURISDICTION
(a)
The

Notes

and

all

non-contractual

obligations

arising

out

of

or

in

connection

with

the
Notes are governed by and construed in accordance with the laws of Switzerland.
(b)
The courts of the

Canton of Zurich (venue

being the City of Zurich)

shall have exclusive
jurisdiction to

settle any

disputes that

may arise

out of

or in

connection with

the Notes,
including any non-contractual obligation arising out of or in connection with the Notes.

Annex B
[This page has been intentionally left blank]

TERMS AND CONDITIONS OF THE NOTES
The terms and conditions of the Tier 1 Capital Notes

issued by UBS Group AG are as follows:
1.
DEFINITIONS
"
5-Year

SORA

OIS Rate
" means

the offered

rate for

the semi-annual

fixed leg

of a

Singapore
Overnight Rate Average

Overnight Indexed Swap for a term of five years.
" Acquiror
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of

Condition 8(e)
( Conversion – Qualifying Relevant Event ).
"
Additional

Amounts
"

has

the

meaning

assigned

to

such

term

in

clause (b)

of

Condition 10
( Taxation ).
"
Additional

Tier

1

Capital
"

means,

at

any

time,

any

item

that

qualifies

as

additional

tier 1
capital ( zusätzliches Kernkapital ) under National Regulations at such time.
"
Adjustment

Spread
"

means,

with

respect

to

any

Alternative

Benchmark

Rate

determined

in
accordance

with

the

provisions

of

clause (c)

of

Condition 5

(
Interest
),

a

spread

(which

may

be
positive or

negative), or

a formula or

methodology for

calculating such a

spread, applied

to such
Alternative Benchmark

Rate in

order to

reduce or

eliminate, to

the extent

reasonably practicable
in the

circumstances, any

economic prejudice

or benefit

(as applicable)

to Holders

as a

result of
the replacement of the Existing Benchmark Rate with such Alternative

Benchmark Rate.
"
Affected

Reset

Interest

Period
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Agency

Agreement
"

means

the

Agency

Agreement

dated

as

of

the

Issue

Date,

among

the
Issuer, the

Principal Paying

Agent, the

Calculation Agent

and the other

agents from time

to time
party thereto, as amended, supplemented or otherwise modified from time to time.
" Agents
" means the

Principal Paying Agent,

any other Paying Agent,

the Calculation Agent, any
other agent from

time to time appointed

pursuant to the

terms of the

Agency Agreement, and

the
Settlement Agent.
"
Alternative

Benchmark

Rate
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Alternative

Loss

Absorption

Date
"

has the

meaning

assigned

to

such term

in Condition

7(e)
(
Trigger Event and Viability

Event – Alternative loss absorption
).
"
Alternative

Reference

Rate Page
" has

the meaning

assigned to

such term

in subclause (v)(A)
of Condition 5(c) ( Interest – Benchmark replacement ).
"
Alternative

Relevant

Time
"

has

the

meaning

assigned

to

such

term

in

subclause (v)(A)

of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Approved

Entity
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of

Condition 8(e)
( Conversion – Qualifying Relevant Event ).
" Auditor
"

means

the

accounting

firm

(i) appointed

by

the

Board

of

Directors

of

the

Group
Holding

Company

or

the

shareholders

of

the

Group

Holding

Company,

as

the

case

may

be,

to
provide,

among

other

things,

audit

and/or

review

opinions

on

the

Group

Holding

Company's
financial

statements,

and

(ii) approved

by

FINMA

in

accordance

with

the

Financial

Market
Supervisory

Act

(
Finanzmarktaufsichtsgesetz
)

of

22 June

2007,

as

amended

and

as

may

be
further amended from time to time.
" Authorised Signatories " means any two authorised officers of the Issuer signing jointly.
"
Balance Sheet

Date
" means

(i) with respect

to any

Ordinary Publication

Date, the

cut-off date
for

the measurement

of

the CET1

Ratio

in

the

Quarterly

Financial

Accounts

published

on such
Ordinary

Publication

Date, and

(ii) with

respect to

any

Extraordinary

Publication

Date, the

cut-

off

date

for

the

Reviewed

Interim

Measurement

published

upon

the

instruction

of

FINMA

on
such Extraordinary Publication Date.
"
Bankruptcy

Event
"

means

any

of

the

following

events

with

respect

to

the

Issuer:

(i) the
adjudication of

bankruptcy (
Konkurseröffnung
) pursuant

to articles 171,

189, 190,

191 or

192 of
the

DEBA,

(ii) the

opening

of

restructuring

proceedings

(
Sanierungsverfahren
)

pursuant

to
articles 28 to

32 of

the Swiss

Banking Act

or pursuant

to any

successor or

analogous Swiss

law
or regulation

applicable to

bank holding

companies in

Switzerland such

as UBS Group

AG (any
such

proceedings,

"
Restructuring

Proceedings
"),

and/or

(iii) the

ordering

of

liquidation
proceedings ( Liquidation
) pursuant to

articles 33 to 37g

of the Swiss

Banking Act

or pursuant

to
any

successor

or

analogous

Swiss

law

or

regulation

applicable

to

bank

holding

companies

in
Switzerland

such

as

UBS

Group

AG;
provided ,

however
,

that
none

of

the

following

will
constitute

a

Bankruptcy

Event:

(x) mere

debt

collection

proceedings

(
Betreibungsverfahren )
pursuant

to article

38
et

seq.

of

the DEBA,

(y) proceedings

in

connection

with a

freezing

order
( Arrestverfahren
)

pursuant

to

article 271
et

seq.

of

the

DEBA,

and/or

(z) the

ordering

of
protective

measures

(
Schutzmassnahmen
)

pursuant

to

article 26

of

the

Swiss

Banking

Act

or
pursuant

to

any

successor

or

analogous

Swiss

law

or

regulation

applicable

to

bank

holding
companies in Switzerland

such as UBS Group

AG (any such measures,

"
Protective Measures "),
including,

in

the

case

of

each

of

subclauses (x),

(y)

and

(z),

any

steps

(other

than

any

steps
described in clauses (i) through (iii) of this definition) taken under or in connection therewith.
"
BIS

Regulations
"

means,

at

any

time,

the

capital

adequacy

standards

and

guidelines
promulgated

by

the

Basel

Committee

on

Banking

Supervision,

as

implemented

by

FINMA

in
Switzerland at such time.
"
BIS Risk

Weighted

Assets
" means, as of

any Balance Sheet Date,

the aggregate amount, in

the
Presentation

Currency,

of

risk-weighted

assets

of

the

Group

as

of

such

Balance

Sheet

Date,

as
determined

by

the

Group

Holding

Company

pursuant

to

the

BIS

Regulations

applicable

to

the
Group

Holding

Company

as

of

such

Balance

Sheet

Date,

and

as

(i) disclosed

in

the

Quarterly
Financial Accounts

published on

the relevant

Ordinary Publication

Date or

(ii) may be

disclosed
as a component of

the Reviewed Interim Measurement

published upon the instruction

of FINMA
on

the

relevant

Extraordinary

Publication

Date,

as

applicable.

For

the

avoidance

of

doubt,

the
term "
risk-weighted

assets
" as

used in

this definition

has the

meaning assigned

to such

term in
the BIS Regulations in effect as of the relevant Balance Sheet Date.
"
Business

Day
"

means

a

day

(other

than

a

Saturday

or a

Sunday)

on which

commercial

banks
and

foreign

exchange

markets

settle

payments

and

are

open

for

general

business

(including,
without limitation,

dealing in foreign

exchange and foreign

currency deposits)

in (i) for purposes
of

the

definitions

of the

terms "Extraordinary

Publication Date",

"Higher-Trigger

Amount" and
"Ordinary Publication Date", Zurich, and (ii) otherwise, Singapore and Zurich.
"
Calculation

Agent
"

means

UBS

AG,

in

its

capacity

as

calculation

agent

for

the

Notes,

and
includes any successor

calculation agent for

the Notes appointed

in accordance with

the terms of
the Agency Agreement.
" Calculation Amount " means SGD 250,000.
"
Capital

Adequacy

Ordinance
" means

the Swiss

Ordinance concerning

Capital Adequacy

and
Risk Diversification

for Banks

and Securities

Firms of

1 June 2012,

as amended

and as

may be
further amended from time to time, or any successor Swiss law or regulation.
" Cash Distribution
" means any

dividend or distribution

in respect of the

Ordinary Shares that

is
to

be

paid

or

made

to

Shareholders

as

a

class

in

cash

(in

whatever

currency)

and

however
described

and

whether

payable

out

of

share

premium

account,

profits,

retained

earnings

or

any
other

capital

or

revenue

reserve

or

account,

and

including

any

cash

distribution

or

payment

to
Shareholders

upon or

in connection

with a

reduction

of capital.

For the

avoidance

of doubt,

the
term

"Cash

Distribution"

does

not

include

consideration

paid

or

any

other

payments

made

by
UBS Group

AG or

any of

its affiliates

in connection

with the

repurchase

of Ordinary

Shares in
connection with any share buyback programme.

" CET1 Capital
" means, as of

any Balance Sheet

Date, the aggregate

amount, in the Presentation
Currency,

of items

that constitute

common equity

tier 1 capital

of the

Group as

of such

Balance
Sheet Date,

less any

deductions from

common equity

tier 1 capital

required to

be made,

in each
case as

determined

by the

Group Holding

Company pursuant

to the

BIS Regulations

applicable
to

the

Group

Holding

Company

as

of

such

Balance

Sheet

Date,

and

as

(i) disclosed

in

the
Quarterly Financial

Accounts published

on the relevant

Ordinary Publication

Date or (ii) may

be
disclosed as

a component

of the

Reviewed Interim

Measurement published

upon the

instruction
of

FINMA

on

the

relevant

Extraordinary

Publication

Date,

as

applicable.

For

the

avoidance

of
doubt,

the

term

"
common

equity

tier
1

capital
"

as

used

in

this

definition

has

the

meaning
assigned to such term in the BIS Regulations in effect as of the relevant Balance Sheet Date.
" CET1 Ratio
" means, as

of any Balance

Sheet Date, the

CET1 Capital as of

such Balance Sheet
Date,

divided

by

the BIS

Risk

Weighted

Assets as

of

such

Balance

Sheet

Date,

expressed

as a
percentage,

such

ratio

(or

the

components

thereof)

as

determined

by

the

Group

Holding
Company,

and

(i) as

disclosed

in

the

Quarterly

Financial

Accounts

published

on

the

relevant
Ordinary

Publication

Date

or

(ii) constituting

(or

as

disclosed

in)

the

Reviewed

Interim
Measurement

published

upon

the

instruction

of

FINMA

on

the

relevant

Extraordinary
Publication Date, as applicable.
" Compliant Securities " means securities issued by UBS Group AG or any of its subsidiaries that have economic terms

not materially less favourable

to a Holder than

these Terms

and Conditions
(as reasonably determined by the Issuer), provided

that:
(a)
such securities (i) include terms that

provide for the same interest rate

and principal from
time to

time applying

to the Notes,

(ii) rank

pari passu

with the

Notes and

(iii) preserve
any existing rights

under these Terms

and Conditions to

any accrued and

unpaid interest
that has not been satisfied;
(b)
where such securities

are issued by a

subsidiary of UBS Group

AG, UBS Group AG

has
irrevocably

and

unconditionally

guaranteed

to

the

holders

of

such

securities,

on

a
subordinated

basis

corresponding
mutatis

mutandis
to

Condition 4

(
Status

and
Subordination
), the

due

and punctual

payment

of all

amounts due

and payable

by such
subsidiary

under,

or

in

respect

of,

such

securities

pursuant

to

article 111

of

the

Swiss
Code;
(c)
where the

Notes that

have been

substituted or

amended were

listed immediately

prior to
their substitution or amendment,

such securities are listed on

(i) the SIX Swiss Exchange
or (ii) such other internationally recognised stock exchange selected by the Issuer; and
(d)
where

the

Notes

that

have

been

substituted

or

amended

were

rated

by

a

rating

agency
immediately

prior

to

such

substitution

or

amendment,

each

such

rating

agency

has
ascribed,

or announced

its intention

to ascribe

and publish,

an equal

or higher

rating to
such securities.
" Conversion
"

has

the

meaning

given

to

it

in

Condition 8(a)

(
Conversion

–

Conversion

upon

a
Trigger

Event

or

a

Viability

Event
),

and

"
convert
"

and

"
converted
"

shall

be

construed
accordingly.
"
Conversion

Capital
" means

conversion

capital (
Wandlungskapital
) within

the meaning

of

the
Swiss Banking Act.
"
Conversion

Date
" means,

with respect

to any

Conversion, the

Trigger

Event Conversion

Date
or the Viability Event Conversion

Date, as applicable.
"
Conversion

Price
"

means

SGD 37.77,

subject

to

any

adjustment

in

accordance

with
Condition 8(d) ( Conversion – Anti-dilution adjustment of the Conversion Price ).
"
Current

Issuer
"

has

the

meaning

assigned

to

such

term

in

clause (a)

of

Condition 15

(
Issuer
Substitution ).
"
Current Market

Price
" means, in respect of

an Ordinary Share at a

particular date, the average
of

the

daily

Volume

Weighted

Average

Price

of

an

Ordinary

Share

on

each

of

the

five

consecutive dealing

days (or,

for the

purposes of

subclause (i)(D) of

Condition 8(d) (
Conversion
– Anti-dilution

adjustment of

the
Conversion

Price
), 10 consecutive

dealing days)

ending on

the
dealing

day

immediately

preceding

such

date

(such

period,

the

"
Reference

Period
"), provided
that, if

at any

time during

the Reference

Period the

Volume

Weighted

Average

Price shall

have
been based on a price ex-dividend

(or ex-any other entitlement) and during

some other part of the
Reference

Period

the

Volume

Weighted

Average

Price

shall

have

been

based

on

a

price

cum-
dividend (or cum- any other entitlement), then:
(a)
if

the

Ordinary

Shares

to

be

issued

and

delivered

do

not

rank

for

the

dividend

(or
entitlement) in

question, the Volume

Weighted

Average

Price on the

dates on which

the
Ordinary

Shares

were

based

on

a

price

cum-dividend

(or

cum-

any

other

entitlement)
shall, for the

purposes of this

definition, be deemed

to be the

amount thereof reduced

by
an

amount

equal

to

the

Fair

Market

Value

of

any

such

dividend

or

entitlement

per
Ordinary

Share as

at the

date of

first public

announcement relating

to such

dividend or
entitlement,

in

any

such

case,

determined

on

a

gross

basis

and

disregarding

any
withholding or

deduction required

to be made

for or on

account of tax,

and disregarding
any associated tax credit; or
(b)
if

the

Ordinary

Shares

to

be

issued

and

delivered

do

rank

for

the

dividend

(or
entitlement) in

question, the Volume

Weighted

Average

Price on the

dates on which

the
Ordinary Shares

were based

on a

price ex-dividend

(or ex-

any other

entitlement) shall,
for the

purposes of

this definition,

be deemed

to be

the amount

thereof increased

by an
amount equal to

the Fair Market Value

of any such dividend

or entitlement per

Ordinary
Share

as

at

the

date

of

first

public

announcement

relating

to

such

dividend

or
entitlement,

in

any

such

case,

determined

on

a

gross

basis

and

disregarding

any
withholding or

deduction required

to be made

for or on

account of tax,

and disregarding
any associated tax credit;
and provided , further

that,

if

on

each

of

the

five

dealing

days

(or,

for

the

purposes

of
subclause (i)(D)

of

Condition 8(d)

(
Conversion

–

Anti-dilution

adjustment

of

the

Conversion
Price
),

the

10 dealing

days)

in

the

Reference

Period

the

Volume

Weighted

Average

Price

was
based on

a price

cum-dividend (or

cum-any other

entitlement) in

respect of

a dividend

(or other
entitlement)

that

has

been

declared

or

announced

but

the

Ordinary

Shares

to

be

issued

and
delivered

do

not

rank

for

that

dividend

(or

other

entitlement),

the

Volume

Weighted

Average
Price on each

of such dates

shall, for the

purposes of this

definition, be deemed

to be the

amount
thereof reduced by an amount

equal to the Fair Market

Value

of any such dividend or entitlement
per

Ordinary

Share

as

at

the

date

of

first

public

announcement

relating

to

such

dividend

or
entitlement,

in any

such case,

determined

on a

gross basis

and

disregarding

any

withholding

or
deduction

required

to

be

made

for

or

on

account

of

tax,

and

disregarding

any

associated

tax
credit;
and provided , further

that,

if the

Volume

Weighted

Average

Price

of

an

Ordinary

Share is

not
available

on

one

or

more

of

the

five

dealing

days

(or,

for

the

purposes

of

subclause (i)(D)

of
Condition 8(d)

(
Conversion

– Anti-dilution

adjustment

of

the

Conversion

Price
),

the

10 dealing
days)

in

the

Reference

Period

(disregarding

for

this

purpose

the

proviso

to

the

definition

of
Volume

Weighted

Average

Price),

then

the

average

of

such

Volume

Weighted

Average

Prices
that are available in the Reference Period shall be used

(subject to a minimum of two such prices)
and

if

only

one,

or

no,

such

Volume

Weighted

Average

Price

is

available

in

the

Reference
Period, the Current Market Price shall be determined by an Independent

Adviser.
" Day Count Fraction
" means, in respect of any

period, the number of days

from (and including)
the first day of such period to (but excluding) the last day of such period, divided by 365.
" dealing day
" means a day on

which the Relevant Stock

Exchange or relevant stock

exchange or
securities market

is open

for business

and on

which Ordinary

Shares or other

securities, options,
warrants

or

other

rights

(as

the

case

may

be)

may

be

dealt

in

(other

than

a

day

on

which

the
Relevant Stock Exchange

or relevant stock

exchange or securities

market is scheduled

to or does
close prior to its regular weekday closing time).
" DEBA
"

means

the

Swiss Federal

Debt

Enforcement

and Bankruptcy

Act of

11 April

1889,

as
amended and as may be further amended from time to time.

"
Distributable

Items
"

means,

in

respect

of

any

Interest

Payment

Date,

the

aggregate

of (i)

net
profits

carried

forward

and (ii) freely

distributable reserves,

in each

case, less

any

amounts

that
must

be

contributed

to

legal

reserves

under

applicable

law,

all

in

UBS

Group

AG's

reporting
currency and as appearing in the Relevant Accounts.
"
EEA

Regulated

Market
"

means

a

market

as

defined

by

Article 4.1(21)

of

Directive
2014/65/EU of the European Parliament and of the Council on markets on financial instruments.
"
Effective

Date
"

has

the

meaning

assigned

to

such

term

in

subclause (i)(C)

or

(i)(D),

as
applicable, of Condition 8(d) ( Conversion – Anti-dilution adjustment of the Conversion Price ).
"
Event of

Default
" has

the meaning

assigned to

such term in

clause (a) of

Condition 12 (
Events
of Default ).
"
Exempt

Reorganisation
" means

a Reorganisation

where, immediately

after completion

of the
relevant proceedings,

the ordinary shares

or units or

equivalent of

Newco (or

depositary or other
receipts

or

certificates

representing

ordinary

shares

or

units

or

equivalent

of

Newco)

are
(i) admitted

to

trading on

the Relevant

Stock

Exchange

or (ii)

admitted

to

listing

on such

other
Recognised Stock Exchange as UBS Group AG or Newco may determine.
"
Existing Benchmark

Rate
" has the meaning assigned to such

term in Condition 5(c) (
Interest –
Benchmark replacement ).
"
Existing

Shareholders
"

has

the

meaning

assigned

to

such

term

in

the

definition

of

the

term
"Reorganisation".
"
Extraordinary

Distribution
"

means

any

Cash

Distribution

(i) that

is

expressly

declared

by
UBS

Group

AG

to

be

an

extraordinary

or

special

dividend

or

an

extraordinary

or

special
distribution

to

Shareholders

as a

class

or

any

analogous

or

similar

term,

and

(ii) the

amount

of
which exceeds

the arithmetic

average of

the ordinary

dividend per

Ordinary Share

paid by

UBS
Group

AG

in

the

three

most

recently

preceding

calendar

years

(each

such

ordinary

dividend
translated, if

necessary,

into the

currency in

which the

applicable Cash

Distribution is

expressed
at the Prevailing Rate on the date on which such ordinary dividend was paid) by more than 25 per
cent.
"
Extraordinary

Publication

Date
"

means

the

Business

Day

on

which

a

Reviewed

Interim
Measurement is

published upon

the instruction of

FINMA, after FINMA

has determined that

the
conditions for issuing

a Trigger Event

Notice in accordance with

Condition 7 (
Trigger Event

and
Viability Event ) have been met.
"
Extraordinary

Trigger

Event

Notice

Date
"

has

the

meaning

assigned

to

such

term

in
subclause (i) of Condition 7(b) (
Trigger Event and Viability

Event – Trigger Event Notice
).
" Fair Market Value
" means, with respect to any property on any date

(the "
Relevant Valuation
Date
"), the fair market value of

that property as determined by

an Independent Adviser,
provided
that:
(a)
the Fair Market Value

of a cash amount shall be the amount of such cash;
(b)
where

securities,

options,

warrants

or

other

rights

are

publicly

traded

on

a

stock
exchange

or

securities

market

of

adequate

liquidity

(as

determined

by

an

Independent
Adviser), the

Fair Market

Value

(i) of such

securities shall

equal the

arithmetic mean

of
the

daily

Volume

Weighted

Average

Prices

of

such

securities

and

(ii) of

such

options,
warrants

or

other

rights

shall

equal

the

arithmetic

mean

of

the

daily

closing

prices

of
such

options,

warrants

or

other

rights,

in

the

case

of

each

of

subclauses (i)

and

(ii),
during

the

period

of

five

dealing

days

on

the

relevant

stock

exchange

or

securities
market

commencing

on

the

later

of

(x) the

applicable

Relevant

Valuation

Date

and
(y) the

first

dealing

day

on

which

such

securities,

options,

warrants

or

other

rights

are
publicly

traded,

or

such

shorter

period

as

such

securities,

options,

warrants

or

other
rights are publicly traded; and

(c)
where

securities,

options,

warrants

or

other

rights

are

not

publicly

traded

on

a

stock
exchange or securities

market of adequate

liquidity (as aforesaid), the

Fair Market Value
of

such

securities,

options,

warrants

or

other

rights

shall

be

determined

by

an
Independent Adviser,

on the basis of a commonly

accepted market valuation method and
taking account

of such factors

as it considers

appropriate, including

the market price

per
Ordinary

Share,

the

dividend

yield

of

an

Ordinary

Share,

the

volatility

of

such

market
price, prevailing interest rates

and the terms of such

securities, options, warrants or

other
rights, including as to the expiry date and exercise price (if any) thereof.
Any amounts determined

pursuant to the

above shall be

translated into the

Relevant Currency (if
expressed in a

currency other than

the Relevant Currency)

at the Prevailing Rate

on the Relevant
Valuation

Date.

In

addition,

in

the

case

of

clause (a)

above,

the

Fair

Market

Value

shall

be
determined on

a gross

basis and

disregarding any

withholding or

deduction required

to be

made
on account of tax, and disregarding any associated tax credit.
" FINMA
" means

the Swiss

Financial

Market Supervisory

Authority

FINMA and

any successor
thereto.
" First Call Date " means 21 December 2029.
" FISA
"

means

the

Swiss

Federal

Intermediated

Securities

Act

of

3 October

2008,

as

amended
and as may be further amended from time to time.
" Fixed Interest Rate " means 5.600 per cent. per annum.
"
Former

Residence
" has

the meaning

assigned to

such term

in subclause (a)(v)

of Condition 15
( Issuer Substitution ).
"
Going-Concern

LR

Requirement
"

means

a

requirement

under

National

Regulations

for
systemically

relevant

banks

(
systemrelevante

Banken
)

to

hold

a

minimum

amount

of

going-
concern

capital (
Eigenmittel zur

ordentlichen

Weiterführung

der Bank
), which

amount is

set by
reference to the leverage ratio ( Höchstverschuldungsquote ) of such bank.
"
Going-Concern

RWA

Requirement
"

means

a

requirement

under

National

Regulations

for
systemically

relevant

banks

(
systemrelevante

Banken
)

to

hold

a

minimum

amount

of

going-
concern

capital (
Eigenmittel zur

ordentlichen

Weiterführung

der Bank
), which

amount is

set by
reference to the risk weighted assets ( risikogewichtete Positionen ) of such bank.
"
Governmental

Entity
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
" Group
"

means,

at

any

time,

the

Group

Holding

Company

and

all

its

subsidiaries

and

other
entities that

are included

in the Group

Holding Company's

consolidated capital

adequacy reports
prepared pursuant to National Regulations.
"
Group Holding

Company
" means, at any

time, the top Swiss

holding company at

such time of
the

financial

group

to

which

UBS

Group

AG

belongs

for

purposes

of

preparing

consolidated
capital

adequacy

reports

pursuant

to

National

Regulations.

As

at

the

Issue

Date,

the

Group
Holding Company is UBS Group AG.
"
Higher-Trigger

Amount
"

means,

as

of

any

Publication

Date,

the

sum

of

(i) the

maximum
portion

of

the

aggregate

principal

amount,

in

the

Presentation

Currency

of

the

Quarterly
Financial

Accounts

or

Reviewed

Interim

Measurement,

as

the

case

may

be,

to

which

such
Publication

Date

relates,

of

all

Higher-Trigger

Contingent

Capital,

if

any,

outstanding

on

the
relevant Balance

Sheet Date

that could

be converted

into equity

and/or fully

or partially

written
down,

or

otherwise

operate

to

increase

the

CET1 Capital,

if

a

Higher-Trigger

Write-
down/Conversion

Notice

were

delivered

in

accordance

with

the

terms

thereof,

and

(ii) the
maximum

portion

of

the

aggregate

principal

amount,

in

the

Presentation

Currency

of

the
Quarterly

Financial

Accounts

or Reviewed

Interim

Measurement,

as the

case may

be, to

which
such

Publication

Date

relates,

of

all

Higher-Trigger

Contingent

Capital,

if

any,

issued

after

the
relevant

Balance

Sheet

Date,

but

prior

to

such

Publication

Date,

that

could

be

converted

into
equity and/or

fully or

partially written

down, or

otherwise operate

to increase

the CET1 Capital,

if a

Higher-Trigger

Write-down/Conversion

Notice were

delivered in

accordance with

the terms
thereof, in the case of each of clauses (i)

and (ii), as determined by UBS Group

AG. For purposes
of clause (ii) of

this definition and,

in the case of

an Extraordinary Publication

Date, clause (i) of
this definition,

the aggregate

principal

amount of

any Higher-Trigger

Contingent

Capital that

is
not denominated in the Presentation

Currency will be converted into

the Presentation Currency at
the

applicable

prevailing

exchange

rate

on

the

last

Business

Day

preceding

the

relevant
Publication Date, as determined

by UBS Group AG.

In the case of

an Ordinary Publication Date,
for purposes of clause (i)

of this definition, the aggregate

principal amount of any Higher-Trigger
Contingent

Capital

that

is not

denominated

in

the

Presentation

Currency

will be

converted

into
the Presentation

Currency at

the applicable

exchange rate

used for

such purposes

in the

relevant
Quarterly Financial Accounts.
"
Higher-Trigger

Contingent Capital
" means

any instrument

issued by,

or any

other obligation
of,

any

member

of

the

Group

that

(i) is

issued

or

owed

to

holders

that

are

not

members

of

the
Group

and

(ii) is

required

pursuant

to

its

terms

to

be

converted

into

equity

and/or

fully

or
partially

written

down,

or

otherwise

operating

to

increase

the

CET1 Capital,

when

the
CET1 Ratio

(or

equivalent

capital

measure

of

the

Group

described

in

the

terms

and

conditions
thereof)

falls

below

a

threshold

that

is

higher

than

the

Threshold

Ratio

(with

respect

to

the
relevant Higher-Trigger Contingent

Capital, its "
Higher-Trigger

Threshold Ratio
").
"
Higher-Trigger

Threshold

Ratio
" has

the meaning

assigned

to such

term in

the definition

of
the term "Higher-Trigger Contingent

Capital".
"
Higher-Trigger

Write-down/Conversion

Date
" has

the meaning

assigned to

such term

in the
definition of the term "Higher-Trigger Write

-down/Conversion Notice".
"
Higher-Trigger

Write-down/Conversion

Notice
"

means

a

notice

delivered

pursuant

to

the
terms

of

any

Higher-Trigger

Contingent

Capital

that

notifies

the

holders

thereof

that

the
CET1 Ratio

(or

similar

measure

or

other

event

described

in

the

terms

and

conditions

of

such
Higher-Trigger

Contingent

Capital)

has

fallen

below

its

Higher-Trigger

Threshold

Ratio

and,
consequently,

that

such Higher-Trigger

Contingent

Capital

will be

converted

into equity

and/or
fully or

partially written

down, or

otherwise operate

to increase the

CET1 Capital, as

applicable,
as of a particular date

(such date, the "
Higher-Trigger

Write-down/Conversion Date
"). For the
avoidance of doubt, if the terms and conditions

of such Higher-Trigger Contingent

Capital permit
FINMA

to

waive

the

conversion

into

equity

and/or

write-down

of

such

Higher-Trigger
Contingent

Capital

notwithstanding

the

fact

that

the

CET1 Ratio

(or

similar

measure

or

other
event

described

in

the

terms

and

conditions

of

such

Higher-Trigger

Contingent

Capital)

has
fallen below

its Higher-Trigger

Threshold

Ratio, the

non-issuance of

such a

waiver

by FINMA
between

the

relevant

Publication

Date

and

the

Trigger

Event

Notice

Date

will

be

deemed
equivalent

to

the

delivery

of

a

Higher-Trigger

Write-down/Conversion

Notice

for

purposes

of
subclause (ii) of Condition 7(b) (
Trigger Event and Viability

Event – Trigger Event Notice
).
" Holder
"

means,

with

respect

to

any

Note,

the

Person

or

Persons

holding

such

Note

in

a
securities

account

(
Effektenkonto
)

that

is

in

its

or

their

name,

or,

in

the

case

of

intermediaries
( Verwahrungsstellen
), the

intermediary or

intermediaries

holding

such Note

for its

or their

own
account in a securities account ( Effektenkonto ) that is in its or their name.
"
Independent

Adviser
" means

an independent

financial institution

of international

repute or

an
independent adviser

of recognised

standing and

expertise, in

either case,

appointed by

the Issuer
at its own expense to

make any determination

that is required to be

made, or may be

made, by an
Independent Adviser under these Terms

and Conditions.
"
Independent Adviser

Determination

Cut-off Date
" has the

meaning assigned

to such term

in
subclause (i) of Condition 5(c) ( Interest – Benchmark replacement ).
"
Interest

Payment

Date
"

has

the

meaning

assigned

to

such

term

in

subclause (ii)

of
Condition 5(a) ( Interest – Interest Payment Dates ).
" Interest Period
" means each

period beginning on

(and including) an Interest

Payment Date (or,
in

the

case

of

the

first

Interest

Period,

the

Issue

Date)

and

ending

on

(but

excluding)

the

next
Interest Payment Date.

" Interest Rate " means the Fixed Interest Rate and/or Reset Interest Rate, as the case may be.
" Intermediary
"

has

the

meaning

assigned

to

such

term

in

Condition 2(b)

(
Amount

and
Denomination; Form and Transfer

– Form and transfer
).
"
Intermediated

Securities
"

has

the

meaning

assigned

to

such

term

in

Condition 2(b)

(
Amount
and Denomination; Form and Transfer

– Form and transfer
).
" Issue Date " means 24 June 2024.
" Issuer " means UBS Group AG in its capacity as issuer of the Notes.
" Junior Obligations
" means (i) all classes

of share capital and

participation securities (if

any) of
the Issuer

and (ii) all

other obligations

of the

Issuer that

rank, or

are expressed

to rank,

junior to
claims in respect of the Notes and/or any Parity Obligation.
" Margin " means 2.634 per cent. per annum.
" National Regulations
" means, at

any time,

(i) the Swiss national

banking and

capital adequacy
laws,

and

(ii) the

capital

adequacy

regulations

promulgated

by

the

Swiss

Federal

Council
( Bundesrat
) or

FINMA and

the interpretation

thereof by

FINMA or

any other

competent Swiss
authority, in the case of

each of clauses (i) and (ii), directly applicable to UBS Group AG (and/or, if different, the Group Holding Company) and/or the Group at such time.
"
New

Conversion

Condition
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New

Conversion

Condition

Effective

Date
"

has

the

meaning

assigned

to

such

term

in
subclause (iv) of Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New

Conversion

Price
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New

Residence
"

has

the

meaning

assigned

to

such

term

in

subclause (a)(v)

of

Condition 15
( Issuer Substitution ).
" Newco " has the meaning assigned to such term in the definition of the term "Reorganisation".
"
Non-Qualifying

Relevant

Event
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
" Notes
" means the SGD 175,000,000

5.600 per cent. Tier

1 Capital Notes issued by

the Issuer on
10 July 2024.
" OECD
" means the Organisation for Economic Co-operation

and Development.
"
Offer

Settlement

Period
"

has

the

meaning

given

to

it

in

Condition 8(h)

(
Conversion

–
Procedure for delivery

in respect of a Conversion
).
"
Ordinary Publication

Date
" means each Business Day

on which Quarterly Financial

Accounts
are published.
"
Ordinary

Shares
"

means

the

registered

ordinary

shares

of

UBS

Group

AG,

which

as

of

the
Issue Date

have a

par value

of USD 0.10

each. The

Ordinary Shares

deliverable

on Conversion
will be newly issued from the capital range ( Kapitalband ), conditional capital ( bedingtes Kapital )
and/or

Conversion

Capital

of

UBS

Group

AG,

and

rank
pari

passu

with

all

other

registered
ordinary shares

of UBS

Group AG

for any

and all

distributions payable

on them

on or

after the
relevant Share Creation Date.
"
Ordinary Trigger

Event Notice

Date
" has

the meaning

assigned to

such term

in subclause (i)
of Condition 7(b) (
Trigger Event and Viability

Event – Trigger Event Notice
).

"
Other Tier 1

Contingent Convertible

Capital Note
" means any capital

instrument (other than
the Notes) that:
(a)
is

eligible

in

full

to

be

(i) treated

as

Additional

Tier 1

Capital

and

(ii) counted

towards
either the Going-Concern LR

Requirement or the Going-Concern

RWA

Requirement (or
both); and
(b)
subject to the terms and

conditions thereof, is to be converted

into Ordinary Shares when
the CET1 Ratio

(or equivalent

capital measure

of the

Group described

in the

terms and
conditions thereof) falls below a

certain threshold and/or a Viability

Event (or equivalent
event described in the terms and conditions thereof) occurs.
"
Parity

Obligations
"

means

(i) all

obligations

of

the

Issuer

in

respect

of

Tier 1

Instruments
(excluding any

such obligations that

rank, or are

expressed to rank,

junior to claims

in respect of
the

Notes),

and

(ii) any

other

securities

or

obligations

(including,

without

limitation,

any
guarantee,

credit

support

agreement

or

similar

undertaking)

of

the

Issuer

that

rank,

or

are
expressed to rank, pari passu with claims in respect of the Notes and/or any Parity Obligation.
"
Paying

Agent
" has

the meaning

assigned to

such term

in clause (c)

of Condition 9

(
Payments;
Agents ).
" Payment Business Day " means a day (other than a Saturday or a Sunday) on which commercial banks

and

foreign

exchange

markets

settle

payments

and

are

open

for

general

business
(including,

without

limitation,

dealing

in

foreign

exchange

and

foreign

currency

deposits)

in
Singapore.
" Permitted Transactions " means:
(a)
repurchases,

redemptions

or

other

acquisitions

of

any

Ordinary

Shares

in

connection
with

(x) any

employment

contract,

benefit

plan

or

similar

arrangement

with,

or

for

the
benefit of, any employees, officers,

directors or consultants of any member

of the Group,
(y) a dividend reinvestment

or shareholder share purchase

plan or (z) the issuance

of any
Ordinary

Shares

(or

securities

convertible

into,

or

exercisable

for,

Ordinary

Shares)

as
consideration for an acquisition consummated by any member of the Group;
(b)
market-making

in

Ordinary

Shares

as part

of

the

securities

business

of

any

member

of
the Group;
(c)
purchases

of

fractional

interests

in

any

Ordinary

Shares

pursuant

to

the

conversion

or
exchange provisions

of (x) such

Ordinary Shares

or (y) any

security convertible

into, or
exercisable for, Ordinary Shares;
(d)
redemptions or repurchases of

Ordinary Shares pursuant

to any shareholders' rights plan;
and
(e)
distributions in

cash or

in kind

on, or

repurchases, redemptions

or other

acquisitions of,
any

Ordinary

Shares

as

a

part

of

any

solvent

reorganisation,

reconstruction,
amalgamation

or merger

of any

member of

the Group,

so long

as such

member (or

the
successor

entity

resulting

from

such

reorganisation,

reconstruction,

amalgamation

or
merger) continues to be a member of the Group.
" Person
" means

any individual,

corporation,

bank, partnership,

joint venture,

association, joint-
stock

company,

limited

liability

company,

trust,

unincorporated

organisation

or

government

or
any agency or political subdivision thereof.
"
Presentation

Currency
"

means

(i) with

respect

to

any

Quarterly

Financial

Accounts,

the
presentation

currency

of

such

Quarterly

Financial

Accounts,

and

(ii) with

respect

to

any
Reviewed Interim

Measurement, the

Presentation Currency

of the

Quarterly Financial

Accounts
that

will be

prepared

for

the relevant

financial

quarterly

or annual

period

in which

the relevant
Extraordinary Publication Date falls.

"
Prevailing

Rate
"

means,

in

respect

of

any

currencies

on

any

day,

the

spot

rate

of

exchange
between the

relevant currencies

prevailing as

at or

about 12

noon (New

York

City time)

on that
date as appearing on

or derived from

the Relevant Page or,

if such a rate

cannot be determined at
such time,

the rate

prevailing as

at or

about 12

noon (New

York

City time)

on the

immediately
preceding day

on which

such rate

can be

so determined

or, if

such rate

cannot be

so determined
by reference

to the

Relevant Page,

the rate

determined

in such

other

manner

as an

Independent
Adviser determines to be appropriate.
"
Principal

Paying

Agent
"

means

UBS

AG,

in

its

capacity

as

principal

paying

agent

for

the
Notes, and

includes any

successor principal

paying agent

for the

Notes appointed

in accordance
with the terms of the Agency Agreement.
"
Protective

Measures
"

has

the

meaning

assigned

to

such

term

in

the

definition

of

the

term
"Bankruptcy Event".
" Public Sector
" means

the government

of, or

a governmental

agency or

the central

bank in,

the
country of incorporation of the Group Holding Company.
" Publication Date
" means an Ordinary Publication Date or an Extraordinary Publication

Date, as
the case may be.
"
Qualifying

Relevant

Event
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
Quarterly

Financial

Accounts
"

means

(i) the

financial

statements

of

the

Group

(including,
without

limitation,

the

notes

thereto)

in

respect

of

a

financial

quarter

published

by

the

Group
Holding

Company,

which

have

been

reviewed

by

the

Auditor

in

accordance

with

the
International

Standards

on

Auditing;
provided,

however
,

that,

if

the

financial

statements

of

the
Group in respect of the last quarter

of any year are not so reviewed,

the term "Quarterly Financial
Accounts"

in

respect

of

such

quarter

will

mean

instead

the

annual

financial

statements

of

the
Group (including,

without limitation,

the notes

thereto) in respect

of such year,

which have

been
audited

by

the

Auditor

in

accordance

with

the

International

Standards

on

Auditing

and

are
published in

the annual

report of

the Group

Holding Company

for such

year,

or (ii) in

the event
that

the

Group

does

not

publish

quarterly

financial

statements

as

described

in

clause (i)

of

this
definition,

the financial

disclosures published

by the

Group pursuant

to and

in compliance

with
FINMA

Circular

2016/01

"Capital

Adequacy

Disclosures

Banks",

as

amended

and

as

may

be
further amended

from time to

time, or pursuant

to and in

compliance with any

successor circular
or regulation applicable

to the Group

Holding Company,
provided

that such financial

disclosures
are

published

for

each

financial

quarter

and

the

interim

earnings

included

in

such

disclosures
have been reviewed by the Auditor in accordance with International Standards on Auditing.
"
Recognised

Stock

Exchange
"

means

an

EEA

Regulated

Market,

a

regulated,

regularly
operating, recognised

stock exchange

in Switzerland

or any

other regulated,

regularly operating,
recognised stock exchange or securities market in an OECD member state.
"
Redemption

Date
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of

Condition 6(e)
(
Redemption and Purchase – Conditions

for redemption
).
"
Redemption

Notice
" has

the meaning

assigned to

such term

in subclause (i)

of Condition 6(e)
(
Redemption and Purchase – Conditions

for redemption
).
" Reference Period
" has the meaning

assigned to such term

in the definition of

the term "Current
Market Price".
" Reference Rate " means, in relation to any Reset Interest Period:
(a)
the 5-Year

SORA OIS Rate

as at the

Relevant Time

on the Reset

Determination Date

in
relation

to

such

Reset

Interest

Period

appearing

on

the

Reference

Rate

Page

on

such
Reset Determination Date; or

(b)
if

such

5-Year

SORA

OIS

Rate

does

not

appear

on

the

Reference

Rate

Page

on

such
Reset

Determination

Date,

the

Reset

Reference

Bank

Rate

in

relation

to

such

Reset
Determination Date.
"
Reference

Rate Page
" means

the "OTC

SGD OIS"

page on

Bloomberg (or

(i) such other

page
as

may

replace

that

page

on

Bloomberg,

or

(ii) if

there

is

no

such

replacement

page

on
Bloomberg, such other

page on such other information

service that is the generally accepted

page
used by market participants

at that time for purposes of

observing the 5-Year

SORA OIS Rate, in
the

case

of

each

of

clauses (i)

and

(ii),

as

determined

by

the

Issuer

after

consultation

with

the
Calculation Agent).

As of

the Issue

Date, the

5-Year

SORA OIS

Rate appears

on the

Reference
Rate

Page

under

the

column

headed

"Ask"

within

the

section

headed

"OIS

BGN",

but

may
appear

on the

Reference

Rate Page

under such

other

column

and/or section

as may

apply

from
time to time.
"
Regulatory

Event
"

has

the meaning

assigned

to

such

term

in

subclause (ii)

of

Condition 6(d)
(
Redemption and Purchase – Redemption

due to a Regulatory Event
).
"
Relevant

Accounts
"

means,

in

respect

of

any

Interest

Payment

Date,

the

most

recently
published

audited

unconsolidated

annual

financial

statements

of

UBS

Group

AG

prepared

in
accordance with the Swiss Code.
"
Relevant

Currency
" means

USD or,

if at

the relevant

time or

for the

purposes of

the relevant
calculation

or

determination

there

is

a

Relevant

Stock

Exchange

but

the

New

York

Stock
Exchange

is

not

the

Relevant

Stock

Exchange

(or

is

the

Relevant

Stock

Exchange

but

the
Ordinary Shares

are not

quoted or

dealt in

thereon in

USD), the

currency in

which the

Ordinary
Shares are quoted or dealt in on the Relevant Stock Exchange at such time.
"
Relevant

Date
" means,

with respect

to any

payment,

(i) the

date on

which

such payment

first
becomes

due

under

the

Notes

(the

"
Scheduled

Due

Date
"),

or

(ii) if

the

full

amount

of

the
money payable

on the Scheduled

Due Date

has not

been received

by the Principal

Paying Agent
on or before the

Scheduled Due Date, the

date on which the

full amount of

the money due on

the
Scheduled Due Date has been received by the Principal Paying Agent.
"
Relevant

Event
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of

Condition 8(e)
( Conversion – Qualifying Relevant Event ).
"
Relevant

Page
" means

the page

on Bloomberg

or such

other information

service provider

that
displays the relevant information.
"
Relevant

Shares
"

has

the

meaning

assigned

to

such

term

in

subclause (iv)

of

Condition 8(e)
( Conversion – Qualifying Relevant Event ).
"
Relevant Stock

Exchange
" means the New

York

Stock Exchange or,

if at the relevant

time the
Ordinary

Shares

are

not

listed

and

admitted

to

trading

on

the

New

York

Stock

Exchange,

the
principal

stock

exchange

or

securities

market

on

which

the

Ordinary

Shares

are

then

listed,
admitted to trading or quoted or accepted for dealing (if any).
" Relevant Time " means 4:00 p.m. (Singapore time).
" Reorganisation
"

means

proceedings

that

effect

the

interposition

of

a

corporation

or

other
limited

liability

company

("
Newco
")

between

the

Shareholders

immediately

prior

to

such
proceedings (the

"
Existing Shareholders
") and

UBS Group

AG,
provided

that (i) only

ordinary
shares or units

or equivalent

of Newco or

depositary or other

receipts or certificates

representing
ordinary

shares

or

units

or

equivalent

of

Newco

are

issued

to

Existing

Shareholders,
(ii) immediately

after completion

of such

proceedings the

only holders

of ordinary

shares, units
or

equivalent

of

Newco

or

the

only

holders

of

depositary

or

other

receipts

or

certificates
representing

ordinary

shares

or

units

or

equivalent

of

Newco,

as

the

case

may

be,

are

Existing
Shareholders

holding

in

the

same

proportions

as

immediately

prior

to

completion

of

such
proceedings,

(iii) immediately

after

completion

of

such

proceedings,

Newco

is (or

one

or

more
wholly-owned

subsidiaries

of

Newco

are)

the

only

shareholder

of

UBS

Group

AG,

(iv) all
subsidiaries

of

UBS

Group

AG

immediately

prior

to

such

proceedings

(other

than

Newco,

if
Newco is then a subsidiary of UBS Group

AG) are subsidiaries of UBS Group AG (or of Newco)

immediately after

completion of such

proceedings, and (v)

immediately after

completion of such
proceedings, UBS Group AG

(or Newco) holds, directly

or indirectly,

the same percentage of the
ordinary

share capital

and equity

share capital

of those

subsidiaries as

was held

by UBS

Group
AG immediately prior to such proceedings.
"
Reset

Date
"

means

the

First

Call

Date

and

each

day

that

falls

on

the

fifth

anniversary

of

the
immediately preceding Reset Date.
"
Reset Determination

Date
" means, in

relation to any

Reset Interest Period,

the day falling

two
Business Days prior to the Reset Date on which such Reset Interest Period commences.
"
Reset

Interest

Amount
"

has

the

meaning

assigned

to

such

term

in

Condition 5(b)

(
Interest

–
Determination

of

the

Reference

Rate,

the

Reset

Interest

Rate

and

the

Reset

Interest

Amount

in
relation to each Reset Interest

Period
).
"
Reset Interest

Period
" means

each period

from (and

including) any

Reset Date

and ending

on
(but excluding) the next Reset Date.
"
Reset Interest

Rate
" means, in relation

to any Reset Interest Period,

the sum of the

Margin and
the Reference Rate in relation to such Reset Interest Period.
"
Reset

Reference

Bank

Rate
"

means,

in

relation

to

any

Reset

Determination

Date,

the
percentage

rate (rounded,

if necessary,

to the

fifth

decimal

place,

with 0.000005

being rounded
upwards) determined by the Calculation Agent as follows:
(a)
the

Calculation

Agent

will

request

the

principal

Singapore

office

of

each

of

the

Reset
Reference Banks

to provide

it with

a quotation

for such

Reset Reference

Bank's 5-Year
SORA

OIS

Rate

(with

the

relevant

interest

rate

swap

transaction

commencing

on

the
Reset Date

on which

the Reset

Interest Period

to which

such Reset

Determination

Date
relates commences

and being

in an

amount that

is representative

of a

single transaction
in the relevant market at

the relevant time with an

acknowledged dealer of good

credit in
the

swap

market)

as at

the

Relevant

Time

on

the

Business

Day

immediately

following
such Reset Determination Date; and
(b)
if at least

three such

quotations are

provided, the

Reset Reference

Bank Rate will

be the
arithmetic mean

of the

quotations provided,

eliminating the

highest quotation

(or,

in the
event

of

equality,

one

of

the

highest)

and

the

lowest

quotation

(or,

in

the

event

of
equality, one of the lowest);

or
(c)
if

only

two

such

quotations

are

provided,

the

Reset

Reference

Bank

Rate

will

be

the
arithmetic mean of the quotations provided; or
(d)
if

only

one

such

quotation

is

provided,

the

Reset

Reference

Bank

Rate

will

be

the
quotation provided; or
(e)
if

no

such

quotations

are

provided,

the

Reset

Reference

Bank

Rate

will

be

(i) if

such
Reset Determination

Date is in

relation to

any Reset Interest

Period other

than the Reset
Interest Period

commencing on

the First

Call Date,

the Reference

Rate in

respect of

the
immediately preceding

Reset Interest

Period, or

(ii) if such

Reset Determination

Date is
in

relation

to

the

Reset

Interest

Period

commencing

on

the

First

Call

Date,

2.966 per
cent. per annum.
"
Reset Reference

Banks
" means five major banks in the Singapore interbank market,

as selected
by the Issuer after consultation with the Calculation Agent.
"
Restructuring

Proceedings
"

has

the

meaning

assigned

to

such

term

in

the

definition

of

the
term "Bankruptcy Event".
"
Reviewed

Interim

Measurement
"

means

an

interim

measurement

of

the

CET1 Ratio,

with
respect

to

which

the

Auditor

has

performed

procedures

in

accordance

with

the

International
Standard on

Related Services

(and relevant

Swiss standards

and practices)

applicable to

agreed-
upon procedures engagements.

"
Scheduled

Due

Date
"

has

the

meaning

assigned

to

such

term

in

the

definition

of

the

term
"Relevant Date".
" Securities
" means any shares in

the capital of UBS Group AG, or

any options, warrants or other
rights to

subscribe for

or purchase

or acquire

shares in

the capital

of UBS

Group AG,

excluding
all Other Tier 1 Contingent Convertible

Capital Notes (and each a "
Security ").
"
Senior

Obligations
"

means

all

obligations

of

the

Issuer

that

are

unsubordinated

or

that

are
subordinated and do not constitute either Junior Obligations or Parity Obligations.
"
Settlement Agency

Agreement
" means the Settlement Agency

Agreement dated as of the Issue
Date,

between

the

Issuer

and

the

Settlement

Agent,

as

amended,

supplemented

or

otherwise
modified from time to time.
"
Settlement

Agent
"

means

UBS

AG,

in

its

capacity

as

settlement

agent

for

the

Notes,

and
includes any

successor settlement

agent for

the Notes

appointed in

accordance with

these Terms
and Conditions.
"
Settlement

Share

Depository
"

means

SIX

SIS;
provided , however
,

that,

if

on or

prior to

any
date when a

function ascribed to

the Settlement Share

Depository in these

Terms

and Conditions
is

required

to

be

performed

the

Issuer

appoints

another

reputable

independent

financial
institution,

clearing

institution,

trust

company

or

similar

entity

to

perform

such

functions,

who
will

hold

Ordinary

Shares

in

a

designated

trust

account

for

the

benefit

of

the

Holders

and
otherwise

on

terms

consistent

with

these

Terms

and

Conditions,

then

"Settlement

Share
Depository" will mean such entity so appointed.
"
Settlement

Shares

Offer
"

has

the

meaning

given

to

it

in

Condition 8(h)

(
Conversion

–
Procedure for delivery

in respect of a Conversion
).
"
Settlement

Shares

Offer

Agent
" has

the meaning

given to

it in

Condition 8(h)

(
Conversion –
Procedure for delivery

in respect of a Conversion
).
" SGD " means Singapore dollars.
"
Share

Creation

Date
"

means,

in

relation

to

Ordinary

Shares

to

be

issued

and

delivered

on
Conversion, the

date falling

after the relevant

Trigger Event

Notice or Viability

Event Notice, as
the case may be, and

on or prior to the applicable

Conversion Date on which

as a matter of Swiss
law the relevant Ordinary Shares are paid up.
" Shareholders " means the holders of Ordinary Shares.
"
Singapore

Overnight

Rate

Average

Overnight

Indexed

Swap
"

means

a

fixed-for-floating
SGD

interest

rate

swap

transaction

with

a

semi-annual

fixed

leg

(calculated

on

the

same

day
count basis as

the Day Count

Fraction) and

a floating

leg based on

six-month daily

compounded
Singapore Overnight

Rate Average

(SORA) (payable

in arrear)

rate (calculated

on the

same day
count basis as the Day Count Fraction).
" SIX SIS " means SIX SIS Ltd and any successor thereto.
"
Substitute

Issuer
" has

the meaning

assigned to

such term

in clause (a)

of Condition 15

(
Issuer
Substitution ).
"
Substitution

Documents
"

has

the

meaning

assigned

to

such

term

in

subclause (a)(iv)

of
Condition 15 ( Issuer Substitution ).
"
Substitution

or

Amendment

Effective

Date
"

has

the

meaning

assigned

to

such

term

in
subclause (b)(iii) of Condition 13 ( Meeting of Holders; Substitution and Amendment ).
"
Swiss

Banking

Act
"

means

the

Swiss

Federal

Act

on

Banks

and

Savings

Institutions

of
8 November 1934, as amended and as may be further amended from time to time.

" Swiss Code
" means

the Swiss

Code of

Obligations of

30 March 1911,

as amended

and as

may
be further amended from time to time.
"
Swiss

Resolution

Power
"

means

any

statutory

power

of

FINMA

that

it

may

exercise

during
Restructuring

Proceedings

as set

forth

in article 28

et seqq.

of the

Swiss Banking

Act or

in any
implementing

ordinance

or

successor

Swiss

law

or

regulation

or

analogous

Swiss

law

or
regulation applicable to bank holding

companies incorporated under the laws of

Switzerland such
as UBS Group AG,

including, without

limitation, the

power to (i) transfer

the assets of

the entity
subject

to

such

Restructuring

Proceedings,

or

portions

thereof,

together

with

such

entity's

debt,
other

liabilities and

contracts, or

portions thereof,

to another

entity,

(ii) stay

(for a

maximum

of
two business days) the termination of, or the exercise of

(w) rights to terminate, (x) netting rights,
(y) rights

to

enforce

or

dispose

of

certain

types

of

collateral

or

(z) rights

to

transfer

claims,
liabilities or

certain

collateral

under,

contracts to

which

the entity

subject to

such Restructuring
Proceedings

is

a

party,

(iii) partially

or

fully

convert

the

debt

of

the

entity

subject

to

such
Restructuring Proceedings

into equity,

and/or (iv) partially or

fully write-down the

obligations of
the entity subject to such Restructuring Proceedings.
"
Tax

Event
"

has

the

meaning

assigned

to

such

term

in

subclause (ii)

of

Condition 6(c)
(
Redemption and Purchase – Redemption

due to a Tax

Event
).
" Tax Jurisdiction " means Switzerland.
" Taxes " has the meaning assigned to such term in clause (a) of Condition 10 ( Taxation ).
" Threshold Ratio " means 7 per cent.
"
Tier

1

Capital
"

means

Additional Tier

1 Capital

or any

item that

qualifies

as common

equity
tier 1 capital pursuant to National Regulations.
"
Tier

1

Instruments
"

means

any

and

all

(i) securities

or

other

obligations

(other

than

Tier 1
Shares)

issued

by

UBS

Group

AG

or

(ii) shares,

securities,

participation

securities

or

other
obligations

(other than

Tier 1

Shares) issued

by a

subsidiary of

UBS Group

AG and

having

the
benefit of

a guarantee,

credit support

agreement or

similar undertaking

of UBS

Group AG,

each
of

which

shares,

securities,

participation

securities

or

other

obligations

described

in

clauses (i)
and

(ii)

of

this

definition

qualify,

or

are

issued

in

respect

of

a

security

that

qualifies,

as

Tier 1
Capital

of

the

Group

and/or

UBS

Group

AG

(without

regard

to

quantitative

limits

on

such
capital) on a consolidated ( Finanzgruppe ) or on an unconsolidated ( Einzelinstitut ) basis.
"
Tier

1 Shares
" means

all classes

of share

capital and

participation certificates

(if any)

of UBS
Group AG

or any

subsidiary of

UBS Group

AG that

qualify as

common

equity tier 1

capital of
the Group

and/or UBS

Group AG

under National

Regulations on

a consolidated

(
Finanzgruppe )
or on an unconsolidated ( Einzelinstitut ) basis.
"
Trigger

Breach

Determination

Date
" has

the meaning

assigned to

such term

in subclause

(i)
of Condition 7(b) (
Trigger Event and Viability

Event – Trigger Event Notice
).
"
Trigger

CET1 Ratio
" means, as of any Publication

Date, (i) the sum of (x) the CET1 Capital

as
of

the

relevant

Balance

Sheet

Date

and

(y) the

Higher-Trigger

Amount

as

of

such

Publication
Date,

divided

by

(ii) the

BIS

Risk

Weighted

Assets

as

of

the

relevant

Balance

Sheet

Date,
expressed as a percentage.
"
Trigger

Event
"

has

the

meaning

assigned

to

such

term

in

subclause (ii)

of

Condition 7(a)
(
Trigger Event and Viability

Event – Trigger Event
).
"
Trigger

Event

Conversion

Date
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of
Condition 7(b) (
Trigger Event and Viability

Event – Trigger Event Notice
).
"
Trigger

Event Notice
" has the meaning assigned to such term in subclause (i) of Condition

7(b)
(
Trigger Event and Viability

Event – Trigger Event Notice
).
"
Trigger

Event Notice Date
" means an Ordinary Trigger

Event Notice Date or an Extraordinary
Trigger Event Notice Date, as the case may be.

" US
"

or

"
United

States
"

means

the

United

States

of

America

(including

the

States

and

the
District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.
" USD " means United States dollars.
"
Viability

Event
"

has

the

meaning

assigned

to

such

term

in

subclause (ii)

of

Condition 7(c)
(
Trigger Event and Viability

Event – Viability

Event
).
"
Viability

Event

Conversion

Date
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of
Condition 7(c) (
Trigger Event and Viability

Event – Viability

Event
).
"
Viability

Event

Notice
"

has

the

meaning

assigned

to

such

term

in

subclause (i)

of
Condition 7(c) (
Trigger Event and Viability

Event – Viability

Event
).
"
Volume

Weighted

Average

Price
" means, in respect of

an Ordinary Share or other

Security on
any dealing

day,

the order book

volume-weighted average

price (rounded

to the same

number of
decimal places as the initial Conversion Price)

of an Ordinary Share or such other Security,

as the
case may be, published on

or by or derived from (i)

in the case of an Ordinary

Share, the relevant
Bloomberg

page, or

(ii) in the

case of

a Security

other than

Ordinary Shares,

the principal

stock
exchange or

securities market

on which

such Security

is then

listed or

quoted or

dealt in,

if any,
or,

in

the

case

of

each

of

clauses (i)

and

(ii),

such

other

source

as

an

Independent

Adviser
determines to

be appropriate, on

such dealing day,
provided

that if on

any such dealing

day such
price

is

not

available

or

cannot

otherwise

be

determined

as

provided

above,

the

Volume
Weighted

Average

Price

of

an

Ordinary

Share

or

such

other

Security,

as

the

case

may

be,

in
respect

of

such

dealing

day

shall

be

(i) the

Volume

Weighted

Average

Price,

determined

as
provided

above,

on

the

most

recently

preceding

dealing

day

on

which

the

same

can

be

so
determined, or

(ii) determined in

such other

manner as

an Independent

Adviser determines

to be
appropriate.
2.
AMOUNT AND DENOMINATION;

FORM AND TRANSFER
(a)
Amount and denomination
The initial aggregate principal amount

of the Notes will be SGD 175,000,000.

The Notes
will

be

issued

to

Holders

in

minimum

denominations

of

SGD 250,000

and

integral
multiples of SGD 250,000 in excess thereof.

The Notes may be held and transferred

only
in

minimum

denominations

of

SGD 250,000

and

integral

multiples

of

SGD 250,000

in
excess thereof.
(b)
Form and transfer
The

Notes

are

issued

in

uncertificated

form

as

uncertificated

securities

(
einfache
Wertrechte
)

in

accordance

with

article 973c

of

the

Swiss

Code.

The

uncertificated
securities ( einfache Wertrechte
) will

be created

by the

Issuer by

means of

a registration
in its register of uncertificated securities

(
Wertrechtebuch ). Such uncertificated securities
will

then

be

entered

into

the

main

register

(
Hauptregister
)

of

SIX

SIS

or

any

other
intermediary

(
Verwahrungsstelle
)

in

Switzerland

recognised

for

such

purposes

by

SIX
Swiss

Exchange

Ltd

(SIX

SIS

or

any

such

other

intermediary,

the

"
Intermediary ").
Once

the

uncertificated

securities are

registered

in

the

main

register

(
Hauptregister
)

of
the

Intermediary

and

entered

into

the

accounts

of

one

or

more

participants

of

the
Intermediary,

the Notes will constitute

intermediated securities (
Bucheffekten ) within the
meaning of the FISA (" Intermediated Securities ").
So long

as the

Notes are

Intermediated Securities,

the Notes

may only

be transferred

by
the entry

of the

transferred

Notes in

a securities

account

of the

transferee,

as set

out in
the provisions of the FISA.
The records

of the

Intermediary

will determine

the number

of Notes

held

through each
participant in the Intermediary.

Neither the Issuer

nor any Holder

nor any other

Person will at any

time have the

right to
effect

or

demand

the

conversion

of

the

Notes

into,

or

the

delivery

of,

a

global

note
( Globalurkunde ) or individually certificated securities ( Wertpapiere ).
3.
RESERVED
4.
STATUS

AND SUBORDINATION
(a)
Status
The

Notes

constitute

direct,

unsecured

and

subordinated

obligations

of

the

Issuer

and
rank pari passu

and without any

preference among

themselves. The rights

and claims of
the Holders against the Issuer under the Notes are

subordinated as described in clause (b)
of this Condition 4.
(b)
Subordination
In

the

event

of

(i) a

Bankruptcy

Event

or

(ii) an

order

being

made,

or

an

effective
resolution

being

passed,

for

the

liquidation

or

winding-up

of

the

Issuer

(except,

in

any
such

case,

a

solvent

liquidation

or

winding-up

of

the

Issuer

solely

for

purposes

of

a
reorganisation,

reconstruction or

amalgamation of

the Issuer

or the

substitution in

place
of the

Issuer of

a successor

in business

to the

Issuer,

the terms

of which

reorganisation,
reconstruction,

amalgamation

or

substitution

(x) have

previously

been

approved

by

a
valid

resolution

of

the

Holders

and

(y) do

not

provide

that

the

Notes

shall

become
redeemable in accordance with these Terms

and Conditions),
(i)
if

such

event

occurs

prior

to

the

occurrence

of

a

Trigger

Event

or

a

Viability
Event,

the

rights

and

claims

of

the

Holders

against

the

Issuer

in

respect

of

or
arising under (including,

without limitation, any

damages awarded for

breach of
any

obligation

under)

the

Notes

will,

subject

to

any

obligations

that

are
mandatorily

preferred

by

law,

rank

(A) junior

to

the

rights

and

claims

of

all
holders

of

Senior

Obligations,

(B)
pari

passu

with

the

rights

and

claims

of
holders of

Parity Obligations,

and (C) senior

to the

rights and

claims of

holders
of Junior

Obligations;
provided , however
, that,

if a

Trigger Event

or a

Viability
Event

subsequently

occurs

while

such

Bankruptcy

Event

or

liquidation

or
winding-up,

as

the

case

may

be,

is

continuing,

the

rights

and

claims

of

the
Holders

against

the

Issuer

in

respect

of

the

delivery

of

Ordinary

Shares

in
accordance with Condition 8

(
Conversion
) will rank as set forth

in subclause (ii)
below; or
(ii)
if such

event occurs

on or

after the occurrence

of a Trigger

Event or

a Viability
Event,

the

rights and

claims of

the

Holders

against

the

Issuer

in

respect

of the
delivery

of

Ordinary

Shares

in

accordance

with

Condition 8

(
Conversion
)

will
rank

(A) junior

to

the

rights

and

claims

of

all

holders

of

Senior

Obligations,
(B) junior to the

rights and claims

of holders of

Parity Obligations, and

(C)
pari
passu

with the rights and claims of holders of Junior Obligations.
(c)
Claims subject to a Conversion
Any

claim

of

any

Holder

in

respect

of

or

arising

under

the

Notes

(including,

without
limitation,

any

claim

in

relation

to

any

unsatisfied

payment

obligation

of

the

Issuer
subject to enforcement

by any Holder

pursuant to Condition

12 (
Events of Default ) or in
relation

to

the

occurrence

of

any

other

Event

of

Default)

will

be

subject

to,

and
superseded

by,

Condition 8

(
Conversion
),

irrespective

of

whether

the

relevant

Trigger
Event or Viability

Event, as applicable, has occurred,

or, in the case

of a Viability

Event,
the relevant Viability

Event Notice has

been given, prior

to or after

the occurrence of

an
Event of Default or any other event.

5.
INTEREST
(a)
Interest Payment Dates
(i)
Subject

to

Condition 8

(
Conversion
)

and

clause (h)

of

this

Condition 5,

the
Notes will

bear

interest on

their principal

amount (A)

from (and

including) the
Issue Date

to (but excluding)

the First

Call Date,

at the Fixed

Interest Rate,

and
(B) thereafter, at the applicable Reset Interest Rate.
(ii)
Subject

to

Condition 8

(
Conversion
)

and

clause (i)

of

this Condition

5,

interest
on

the

Notes

will

be

payable

semi-annually

in

arrear

on

21

June

and

21
December of each year (each, an "
Interest Payment

Date
"), commencing on 21
December 2024.
(b)
Determination

of

the

Reference

Rate,

the

Reset

Interest

Rate

and

the

Reset

Interest
Amount in relation to each Reset Interest

Period
With

respect to

each Reset

Interest Period

and subject

to clause

(c) of

this Condition

5,
the Calculation

Agent will,

as soon

as practicable

after the

Relevant Time

on the

Reset
Determination

Date

in

relation

to

such

Reset

Interest

Period,

determine

the

Reference
Rate and

the Reset Interest

Rate for

such Reset

Interest Period

and calculate

the amount
of

interest payable

per Calculation

Amount

on the

Interest Payment

Date

in relation

to
each

Interest

Period

falling

in

such

Reset

Interest

Period

(each,

a

"
Reset

Interest
Amount ").
(c)
Benchmark replacement
If the

Issuer (in

consultation with

the Calculation

Agent) determines

prior to

any Reset
Determination Date

that (x) the rate

referred to

in clause (a) of

the definition

of the term
"Reference Rate"

(the "
Existing Benchmark

Rate
") has

been discontinued

or (y) there
has

been

a

public

statement

or

publication

of

information

by

the

administrator

of

the
Existing Benchmark Rate (or any component thereof) or the regulatory supervisor for the
administrator

of

the

Existing

Benchmark

Rate

(or

any

component

thereof)

announcing
that the

Existing Benchmark

Rate (or

such component)

is no

longer representative,

then
the

following

provisions

shall

apply

(subject

to

the

subsequent

operation

of

this
clause (c)):
(i)
the Issuer shall

use reasonable endeavours

to appoint an

Independent Adviser to
determine

in

the

Independent

Adviser's

discretion,

in

accordance

with
subclause (iv)

below,

an

alternative

rate

to

the

Existing

Benchmark

Rate

(the
"
Alternative Benchmark

Rate
") no

later than three

Business Days

prior to

the
Reset Determination

Date relating

to the

next

succeeding

Reset Interest

Period
(such Business Day,

the "
Independent Adviser

Determination

Cut-off Date
",
and

such

next

succeeding

Reset

Interest

Period,

the

"
Affected

Reset

Interest
Period
")

for

purposes

of

determining

the

Reference

Rate

in

respect

of

the
Affected Reset Interest Period and all Reset Interest Periods thereafter;
(ii)
if

prior

to

the

Independent

Adviser

Determination

Cut-off

Date

the

Issuer

is
unable to appoint

an Independent Adviser

or the Independent Adviser

appointed
by

the

Issuer

fails

to

determine

an

Alternative

Benchmark

Rate

in

accordance
with subclause

(iv) below,

then the

Issuer (in

consultation with

the Calculation
Agent) may determine in its discretion,

in accordance with subclause (iv) below,
the Alternative Benchmark

Rate for purposes of determining

the Reference Rate
in

respect

of

the

Affected

Reset

Interest

Period

and

all

Reset

Interest

Periods
thereafter;
(iii)
if subclause (ii) above

applies and the

Issuer is unable or

unwilling to determine
the Alternative

Benchmark

Rate prior

to the

Reset Determination

Date relating
to

the

Affected

Reset

Interest

Period

in

accordance

with

subclause (iv)

below,
the Reference Rate

in respect of the

Affected Reset Interest

Period will be

equal
to

the

Reference

Rate

in

respect

of

the

immediately

preceding

Reset

Interest

Period (or,

if there is

no preceding Reset

Interest Period,

the Reset Interest

Rate
applicable

to

the

Affected

Reset

Interest

Period

will

be

equal

to

the

Fixed
Interest

Rate);
provided , however
,

that,

if

this

subclause (iii)

applies

to

the
Affected

Reset Interest

Period, the

Reset Interest

Rate for

all succeeding

Reset
Interest Periods

will be

the Reset

Interest Rate

applicable to

the Affected

Reset
Interest

Period

as

determined

in

accordance

with

this

subclause (iii)

unless
(A) the

Issuer,

in

its

sole

discretion,

elects

to

determine

an

Alternative
Benchmark Rate

in respect of

any such

succeeding Reset Interest

Period and

all
Reset Interest

Periods thereafter

in accordance

with the

processes set out

in this
clause (c), and (B) an Alternative Benchmark Rate is so determined;
(iv)
in the

case of

any determination

of an

Alternative Benchmark

Rate pursuant

to
subclause (i) or (ii) above, such

Alternative Benchmark Rate will be

such rate as
the

Independent

Adviser

or

the

Issuer

(in

consultation

with

the

Calculation
Agent),

as

applicable,

determines

in

its

reasonable

discretion

has

replaced

the
Existing

Benchmark

Rate

in

customary

market

usage,

or,

if

the

Independent
Adviser or

the Issuer,

as applicable,

determines in

its reasonable

discretion that
there is no such rate,

such other rate as the Independent

Adviser or the Issuer (in
consultation with

the Calculation

Agent) determines

in its

reasonable discretion
is most comparable to the Existing Benchmark Rate; and
(v)
if

the

Independent

Adviser

or the

Issuer

determines

an

Alternative

Benchmark
Rate in accordance with the above provisions of this clause (c),
(A)
the

Independent

Adviser

(in

the

case

of

subclause (2)

below,

in
consultation

with

the

Issuer)

or,

following

consultation

with

the
Calculation Agent,

the Issuer

(as the

case may

be) shall

also determine
in

its

reasonable

discretion

(1) the

method

for

obtaining

such
Alternative

Benchmark

Rate,

including

the

page

on

or

source

from
which

such

Alternative

Benchmark

Rate

appears

or

is

obtained

(the
"
Alternative

Reference

Rate

Page
"),

and

the

time

at

which

such
Alternative

Benchmark

Rate

appears

on,

or

is

obtained

from,

the
Alternative

Reference

Rate

Page

(the

"
Alternative

Relevant

Time
"),
(2) whether

to

apply

an

Adjustment

Spread

to

such

Alternative
Benchmark

Rate and,

if so,

the Adjustment

Spread, which

Adjustment
Spread

must

be

recognised

or

acknowledged

as

being

in

customary
market

usage

in

international

debt

capital

markets

transactions

that
reference

the

Existing

Benchmark

Rate,

where

such

rate

has

been
replaced

by

such

Alternative

Benchmark

Rate,

and

(3) any

alternative
method

for

determining

the

Reference

Rate

if

such

Alternative
Benchmark

Rate

is

unavailable

on

the

relevant

Reset

Determination
Date, which alternative

method shall be

consistent with any

Alternative
Benchmark Rate that has broad market support;
(B)
for

the

Affected

Reset

Interest

Period

and

all

Reset

Interest

Periods
thereafter,

(1) clause (a) of

the definition

of the

term "Reference

Rate"
shall

be

amended

pursuant

to

clause (c)

of

Condition 13

(
Meetings

of
Holders;

Substitution

and

Amendment
)

to

give

effect

to

the
determination described

in subclause (A)(1)

above and

any Adjustment
Spread

determined

pursuant

to

subclause (A)(2)

above,

and
(2) clause (b)

of

the

definition

of

the

term

"Reference

Rate"

shall

be
amended

pursuant

to

clause (c)

of

Condition 13

(
Meetings

of

Holders;
Substitution

and

Amendment
)

to

give

effect

to

the

determination
described in subclause (A)(3) above;
(C)
references

to

the

Reference

Rate Page

and

the

Relevant

Time

in

these
Terms

and

Conditions

will

be

deemed

to

be

references

to

the
Alternative

Reference

Rate

Page

and

the

Alternative

Relevant

Time,
respectively;

(D)
if

any

changes

to

the

definitions

of

the

terms

"Business

Day",

"Day
Count Fraction",

"Payment Business Day"

and/or "Reset Determination
Date" are necessary in order

to implement the amendments

described in
subclause (B)

above,

such

definitions

shall

be

amended

pursuant

to
clause (c)

of

Condition 13

(
Meetings

of

Holders;

Substitution

and
Amendment ) to reflect such changes; and
(E)
the Issuer

shall promptly

give notice

to the

Holders in

accordance with
Condition 14

(
Notices
)

specifying

such

Alternative

Benchmark

Rate
(including

any

Adjustment

Spread

determined

pursuant

to
subclause (A)(2)

above and

any alternative

method for

determining the
Reference

Rate

described

in

subclause (A)(3)

above),

the

Alternative
Reference

Rate

Page,

the

Alternative

Relevant

Time,

and

any
amendments

implemented

pursuant

to

clause (c)

of

Condition 13
(
Meetings

of

Holders;

Substitution

and

Amendment
)

as

described

in
subclauses (B) and (D) above.
Any determination

that is

made by

an Independent

Adviser or

by the

Issuer for

purposes of

this
clause (c) will be made in good faith and in a commercially reasonable manner.
(d)
Publication of Reset Interest Rate and interest

amount payable upon redemption
With

respect

to

each

Reset

Interest

Period,

as

soon

as

practicable

after

such
determination

but

in

any

event

no

later

than

the

relevant

Reset

Date,

the

Calculation
Agent

will

cause

(i) the

relevant

Reset

Interest

Rate

and

the

relevant

Reset

Interest
Amount

determined

by

it,

together

with

the

Interest

Payment

Date

in

relation

to

each
Interest Period

falling in

such Reset

Interest Period,

to be

notified

to the

Issuer and

the
Paying Agents

and (ii) the relevant

Reset Interest Rate

determined by

it to be

notified to
any

stock

exchange

or

other

relevant

authority

on

which

the

Notes

are

at

the

relevant
time listed and to be published in accordance with Condition 14 ( Notices ).
The

Calculation

Agent

shall

calculate

any

interest

amount

payable

on

any

Redemption
Date

(if

the

Notes

are

to

be

redeemed

pursuant

to

Condition 6

(
Redemption

and
Purchase
)) and cause such interest amount to be notified to Issuer

and the Paying Agents
and

to

any

stock

exchange

or

other

relevant

authority

on

which

the

Notes

are

at

the
relevant

time

listed

and

to

be

published

in

accordance

with

Condition 14

(
Notices
)

no
later than two Business Days prior to such Redemption Date.
(e)
Calculation of amount of interest payable

per Calculation Amount
Subject to Condition 8 ( Conversion ) and clause (i) of this Condition 5:
(i)
the

amount

of

interest

payable

per

Calculation

Amount

on

each

Interest
Payment Date falling on or before the First Call Date will be calculated by:
(A)
applying the Fixed Interest Rate to the Calculation Amount;
(B)
multiplying the product thereof by the Day Count Fraction; and
(C)
rounding

the

resulting

figure

to

the

nearest

cent

(half

a

cent

being
rounded upwards); and
(ii)
if

interest

is

required

to

be

paid

in

respect

of

a

Note

on

any

other

date
(including,

for the

avoidance of

doubt, the

Reset Interest

Amount),

the amount
of interest payable per Calculation Amount on such date will be calculated by:
(A)
applying the applicable Interest Rate to the Calculation Amount;
(B)
multiplying the product thereof by the Day Count Fraction; and
(C)
rounding

the

resulting

figure

to

the

nearest

cent

(half

a

cent

being
rounded upwards).

(f)
Calculation of amount of interest payable per

Note
Subject

to

Condition 8

(
Conversion
)

and

clause (i)

of

this

Condition 5,

the

amount

of
interest payable in respect of a Note will be the product of:
(i)
the amount of interest per Calculation Amount; and
(ii)
the

number

by

which

the

Calculation

Amount

is

required

to

be

multiplied

to
equal the denomination of such Note.
(g)
Notifications, etc. to be final
All

notifications,

opinions,

determinations,

certificates,

calculations,

quotations

and
decisions

given,

expressed, made

or obtained

for purposes

of this

Condition 5,

whether
by

the

Reset

Reference

Banks

(or

any

of

them)

or

the

Calculation

Agent

or

the
Independent Adviser,

will (in the absence

of wilful default,

bad faith and

manifest error)
be binding on the Issuer, the Agents and

the Holders and (in the absence of wilful default
and bad

faith) no

liability to

the Issuer

or the Holders

will attach to

the Reset Reference
Banks (or any

of them), the

Calculation Agent or

the Independent Adviser

in connection
with the

exercise

or non

-exercise by

the Calculation

Agent

or the

Independent

Adviser
of its powers, duties and discretions under this Condition 5.
(h)
Accrual of interest in the case of redemption

or a Trigger Event or a Viability

Event
(i)
Subject to Condition 8 ( Conversion ), if the Notes are to be redeemed pursuant to
Condition 6(b)

(
Redemption

and

Purchase

–

Redemption

at

the

option

of

the
Issuer
),

Condition 6(c)

(
Redemption

and

Purchase

–

Redemption

due

to

a

Tax
Event
)

or

Condition 6(d)

(
Redemption

and

Purchase

–

Redemption

due

to

a
Regulatory

Event
),

interest

on

the

Notes

will

accrue

to

(but

excluding)

the
relevant

Redemption

Date, and

will cease

to accrue

on such

Redemption

Date;
provided , however
,

that

if

the

payment

with

respect

to

any

Note

is improperly
withheld

or

refused

on such

Redemption

Date,

interest

will

continue

to

accrue
on

the

principal

amount

of

such

Note

(both

before

and

after

judgment)

at

the
relevant Interest Rate to the Relevant Date.
(ii)
Upon

the

occurrence

of

a

Trigger

Event

or

a

Viability

Event,

interest

on

the
Notes will

cease to

accrue from

(and including)

the date

on which

such Trigger
Event or Viability Event

occurs.
(i)
Cancellation of interest; prohibited

interest
(i)
The Issuer

may,

in its

sole discretion,

elect to

cancel all

or part

of any

payment
of

interest

on

the

Notes

(including,

for

the

avoidance

of

doubt,

any

related
Additional

Amounts)

that

is

otherwise

scheduled

to

be

paid

on

an

Interest
Payment

Date.

This

subclause (i)(i)

is

without

prejudice

to

the

provisions

of
subclause (i)(ii) of

this Condition 5.

Non-payment of

any amount

of interest

by
the Issuer

to the Principal

Paying Agent

will constitute

evidence of

cancellation
of the relevant payment,

whether or not notice of

cancellation has been given

by
the Issuer.
If practicable,

the Issuer

shall provide

notice

of any

cancellation of

interest (in
whole

or

in

part)

pursuant

to

this

subclause (i)(i)

to

the

Holders

on

or

prior

to
the relevant

Interest Payment

Date. If

practicable, the

Issuer shall

endeavour to
provide

such

notice

at

least

five

Business

Days

prior

to

the

relevant

Interest
Payment

Date.

Failure

to

provide

such

notice

will

not

have

any

impact

on

the
effectiveness

of,

or

otherwise

invalidate,

any

such

cancellation

of

interest,

or
give Holders any rights as a result of such failure.

(ii)
The Issuer

will be

prohibited from

making, in

whole or

in part,

any payment

of
interest

on

the

Notes

(including,

for

the

avoidance

of

doubt,

any

related
Additional Amounts)

on the

relevant Interest

Payment Date

if and

to the

extent
that:
(A)
the

amount

of

Distributable

Items

as

at

such

Interest

Payment

Date

is
less

than

the

sum

of

(1) the

amount

of

such

interest

payment,

plus
(2) all other

payments (other

than redemption

payments) made

by UBS
Group

AG

on

or

in

respect

of

the

Notes

or

any

Parity

Obligations

or
Junior

Obligations

since

the

balance

sheet

date

of

the

Relevant
Accounts and prior to such Interest

Payment Date, plus (3) all payments
(other than

redemption payments)

payable by

UBS Group

AG on

such
Interest

Payment

Date

on

or

in

respect

of

any

Parity

Obligations

or
Junior

Obligations,

in

the

case

of

each

of

subclauses (1),

(2)

and

(3),
excluding

any

portion

of

such

payments

already

accounted

for

in
determining the amount of such Distributable Items; and/or
(B)
UBS

Group

AG

is

not,

or

will

not

immediately

after

the

relevant
payment

of

interest

be,

in

compliance

with

all

applicable

minimum
capital

adequacy

requirements

of

the

National

Regulations

on

a
consolidated ( Finanzgruppe
) basis (for

the avoidance

of doubt,

it being
understood

that such

minimum

requirements

will reflect

any

reduction
in

such

requirements

granted

by

FINMA

to

the

Group

pursuant

to

the
Capital Adequacy Ordinance); and/or
(C)
FINMA has required the Issuer not to make such interest payment.
The Issuer shall

deliver a certificate

signed by

the Authorised

Signatories to

the
Principal

Paying

Agent

and

shall

give

notice

in

accordance

with

Condition 14
( Notices
)

to

the

Holders,

in

each

case

as

soon

as

practicable

following

any
determination

that

interest

is

required

to

be

cancelled

pursuant

to

this
subclause (i)(ii)

or,

where

no

such

prior

determination

is

made,

promptly
following any Interest Payment

Date on which interest was

scheduled to be paid
if

such

interest

is

being

cancelled

in

accordance

with

this

subclause (i)(ii),

to
such effect

setting out

brief details

as to

the amount

of interest

being cancelled
and

the

reason

therefor.

Failure

to

provide

such

certificate

and

notice

will

not
have

any

impact

on

the

effectiveness

of,

or

otherwise

invalidate,

any

such
cancellation or give any Holder any rights as a result of such failure.
(iii)
If, on

any Interest Payment

Date, any payment

of interest scheduled

to be made
on such date is not made in full pursuant to subclause

(i)(i) or subclause (i)(ii) of
this Condition 5, UBS Group AG shall not, directly or indirectly,
(A)
recommend

to

Shareholders

that

any

dividend

or

other

distribution

in
cash or

in kind

(other

than in

the form

of Ordinary

Shares) be

paid

or
made on any Ordinary Shares; or
(B)
redeem,

purchase or

otherwise acquire

any Ordinary

Shares other

than
as a Permitted Transaction,
in

each

case

unless

and

until

(x) the

interest

payment

due

and

payable

on

the
Notes

on

any

subsequent

Interest

Payment

Date

has

been

paid

in

full

(or

an
amount equal

to the

same has

been paid

in full

to a

designated third

party trust
account for

the benefit

of the Holders

prior to

payment by

the trustee

thereof to
the

Holders

on

such

subsequent

Interest

Payment

Date)

or,

if

earlier,

(y) all
outstanding

Notes

have

been

cancelled

in

accordance

with

these

Terms

and
Conditions.
(iv)
Payments

of

interest

on

the

Notes

are

not

cumulative.

Notwithstanding

any
other provision

in these Terms

and Conditions,

the cancellation or

non-payment
of

any

interest

amount

by

virtue

of

this

Condition 5(i)

will

not

constitute

a

default

for

any

purpose

(including,

without

limitation,

Condition 12

(
Events

of
Default
))

on

the

part

of the

Issuer.

Any

interest

payment

not

paid

by

virtue

of
this Condition 5(i)

will not accumulate

or be payable

at any time

thereafter,

and
Holders will have no right thereto.
(v)
If UBS Group AG determines, after consultation with FINMA,

that the Notes do
not,

or

will

cease

to,

fully

qualify

as

Additional

Tier 1

Capital,

(A) the

Issuer
shall

not,

to

the

extent

permitted

under

National

Regulations,

exercise

its
discretion

pursuant

to subclause (i)(i)

of this

Condition 5

to cancel

any

interest
payments

due

on

the

Notes

on

any

Interest

Payment

Date

following

the
occurrence

of

such

determination,

and

(B) the

Issuer

shall

give

notice

to

the
Holders

in accordance

with Condition

14 (
Notices
)

as soon

as practicable

after
such determination

stating that

the Issuer

may

no longer

exercise its

discretion
pursuant

to

subclause (i)(i)

of this

Condition 5

to

cancel

any

interest

payments
as from the date of such notice.
6.
REDEMPTION AND PURCHASE
(a)
No fixed redemption date
The Notes are

perpetual securities in

respect of

which there is

no fixed

redemption date.
Unless

previously

redeemed

(including

by

way

of

Conversion

pursuant

to

Condition 8
( Conversion
))

or

purchased

and

cancelled

in

accordance

with

this

Condition 6

and
subject to

Condition 8 (
Conversion
), the

Notes are

perpetual and

may only

be redeemed
or purchased in accordance with this Condition 6.
(b)
Redemption at the option of the Issuer
Subject

to

clause (e)

of

this

Condition 6,

the

Issuer

may

elect,

in

its

sole

discretion,

to
redeem

the

Notes,

in

whole

but

not

in

part,

on

the

First

Call

Date

or

any

Interest
Payment

Date thereafter

at their

aggregate

principal amount,

together with

any accrued
and unpaid interest thereon to (but excluding) the relevant Redemption

Date.
(c)
Redemption due to a Tax

Event
(i)
Subject to

clause (e) of

this Condition 6,

upon the

occurrence of

a Tax

Event at
any

time

after

the

Issue

Date,

the

Issuer

may

elect,

in

its

sole

discretion,

to
redeem the

Notes, in

whole but

not in

part, on

the relevant

Redemption Date

at
their aggregate

principal amount,

together with

any accrued

and unpaid

interest
thereon to (but excluding) such Redemption Date.
(ii)
A "
Tax

Event
" will

have occurred

if the Issuer

in making any

payments on

the
Notes

(A) has

paid,

or

will

or

would

on

the

next

payment

date

be

required

to
pay,

Additional Amounts,

or (B) has

paid, or

will or

would be

required

to pay,
any additional Tax

in respect of

the Notes, in

the case of

each of subclauses (A)
and

(B),

under

the

laws

or

regulations

of

a

Tax

Jurisdiction

or

any

political
subdivision

thereof or

any authority

of or

in a

Tax

Jurisdiction or

any political
subdivision thereof having the power to impose, levy,

collect, withhold or assess
Taxes,

including, without

limitation, any

treaty to

which a

Tax

Jurisdiction is

a
party,

or

any

generally

published

application

or

interpretation

of

such

laws
(including, without

limitation, a

decision of

any court

or tribunal,

any generally
published application or interpretation of such laws by any relevant tax authority
or

any

generally

published

pronouncement

by

any

relevant

tax

authority),

and
the Issuer cannot avoid the foregoing by taking measures reasonably available to
it.
(d)
Redemption due to a Regulatory Event
(i)
Subject

to

clause (e)

of

this

Condition 6,

upon

the

occurrence

of

a

Regulatory
Event at any time after the Issue Date, the Issuer may elect,

in its sole discretion,
to redeem

the Notes,

in whole

but not

in part,

on the

relevant Redemption

Date

at

their

aggregate

principal

amount,

together

with

any

accrued

and

unpaid
interest thereon to (but excluding) such Redemption Date.
(ii)
A

"
Regulatory

Event
"

will

have

occurred

if

any

of

the

Notes

ceases

to

be
eligible in full

to be (A) treated

as Additional Tier

1 Capital, and/or

(B) counted
towards either the Going-Concern

LR Requirement or the

Going-Concern RWA
Requirement (or both).
(e)
Conditions for redemption
(i)
If the

Issuer elects

to redeem

the Notes

pursuant to

clause (b), (c)

or (d)

of this
Condition 6, then the Issuer

shall give the Holders not

less than 15 and not

more
than

60 days'

prior

notice

in

accordance

with

Condition 14

(
Notices
)

(a
"
Redemption

Notice
"),

which

notice

shall,

subject

to

subclauses (ii)

and

(iii)
below,

be irrevocable

and specify

(x) the clause

of this

Condition 6 pursuant

to
which the redemption

is to be

made, and (y)

the date (which

date, in the

case of
a

redemption

pursuant

to

clause (c)

or

(d)

of

this

Condition 6,

shall

be

a
Payment Business

Day) on

which the

Issuer will

redeem the

Notes pursuant

to
such clause of this Condition 6 (such specified date, the " Redemption Date ").
(ii)
The

Issuer

may

only

redeem

the

Notes

pursuant

to

clause (b)

or

(c)

of

this
Condition 6

on

the

relevant

Redemption

Date

if

FINMA

has

approved

such
redemption

on

or

prior

to

such

Redemption

Date,

if

such

approval

is

then
required under applicable Swiss laws and regulations.
(iii)
The

Issuer

may

only

redeem

the

Notes

pursuant

to

any

clause

of

this
Condition 6

on

the

relevant

Redemption

Date

if

no

Trigger

Event

or

Viability
Event has occurred prior to such Redemption Date.
(iv)
If

the

Issuer

elects

to

redeem

the

Notes

pursuant

to

clause (c)

or

(d)

of

this
Condition 6, then

prior to

the publication

of the

Redemption Notice

pursuant to
subclause (i) above,

the Issuer

shall deliver

to the

Principal Paying

Agent (A) a
certificate

signed

by

the

Authorised

Signatories

stating

that

the

relevant
requirement

or circumstance

giving rise

to the

right to

redeem under

clause (c)
or (d), as applicable,

of this Condition 6

is satisfied and the

reasons therefor and
such

certificate

will

be

conclusive

and

binding

on

the

Holders,

and

(B) in

the
case of

a redemption

pursuant to

clause (c) of

this Condition 6

only,

an opinion
of

independent

legal

advisers

of

recognised

standing

to

the

effect

that
circumstances

entitling

the

Issuer

to

exercise

its

right

of

redemption

under
clause (c) of this Condition 6 have arisen.
(f)
Purchases
The Issuer or

any other member

of the Group

or any of

their respective affiliates

may at
any

time

purchase

Notes

at

any

price

in

the

open

market

or

otherwise,
provided

that
(i) such

purchase

complies

with

any

limits

or

conditions

to

which

any

member

of

the
Group

is

subject

under

applicable

banking

laws

and

regulations

at

the

time

of

such
purchase,

(ii) other

than

in

the case

of

purchases

made

in connection

with

stabilisation
measures in compliance

with applicable law or

in connection with any

market making in
the Notes,

FINMA has

approved such

purchase (if

such approval

is then

required under
applicable

Swiss

laws

and

regulations)

on

or

prior

to

the

date

of

such

purchase,

and
(iii) no Trigger

Event or Viability

Event has occurred

prior to the

date of such

purchase.
Any

Notes

so

purchased

may,

at

the

option

of

the

Issuer,

be

held,

reissued,

resold

or
cancelled.
(g)
Cancellation
All

Notes

redeemed

in

accordance

with

this

Condition 6

or

by

way

of

Conversion
pursuant

to

Condition 8

(
Conversion
)

will

be

cancelled

and

may

not

be

reissued

or
resold; provided , however
,

that,

in

the

case

of

Notes

redeemed

by

way

of

Conversion,
the

Issuer

will

not

take

any

action

to

cause

such

Notes

to

be

removed

from

the

main

register ( Hauptregister
) of

the Intermediary

prior to

the later

of (i) the

Conversion Date
and

(ii) the

date

on

which

the

relevant

Ordinary

Shares

and/or

cash

proceeds

to

be
delivered

by the

Settlement

Share Depository

or the

Settlement

Shares

Offer

Agent,

as
the case may be, to

the relevant Holders pursuant

to Condition 8 (
Conversion ) have been
delivered.
(h)
Redemption of other instruments
For the avoidance

of doubt, it

is understood

that, if, upon

the occurrence of

a Tax

Event
or

a

Regulatory

Event,

the

Issuer

does

not

elect

to

redeem

the

Notes

pursuant

to

this
Condition 6,

nothing

in

this

Condition 6

or

any

other

provision

of

these

Terms

and
Conditions

will

prohibit

the

Issuer

from

redeeming

(whether

early,

at

maturity

or
otherwise)

any

other

instruments

issued

by

any

member

of

the

Group

pursuant

to

the
terms thereof.
7.
TRIGGER EVENT AND VIABILITY EVENT
(a)
Trigger Event
(i)
Upon

the

occurrence

of

a

Trigger

Event,

a

Conversion

will

occur

on

the
applicable

Trigger

Event

Conversion

Date

in

accordance

with

Condition 8
( Conversion ).
(ii)
A "
Trigger

Event
" will

have occurred

if the

Issuer gives

the Holders

a Trigger
Event Notice in accordance with clause (b) of this Condition 7.
(b)
Trigger Event Notice
(i)
If,

with

respect

to

any

Publication

Date,

the

Trigger

CET1 Ratio

as

of

such
Publication

Date

is

less

than

the

Threshold

Ratio,

the

Issuer

shall,

subject

to
subclauses (ii) and

(iii) below,

give a

notice (a

"
Trigger

Event

Notice
") to

the
Holders in

accordance with

Condition 14 (
Notices
) (x) if

such Publication

Date
is

an

Ordinary

Publication

Date,

within

five

Business

Days

of

such

Ordinary
Publication Date (such fifth Business Day,

the "
Trigger

Breach Determination
Date
",

and

the

date

of

such

notice,

the

"
Ordinary

Trigger

Event

Notice
Date
"),

and

(y) if

such

Publication

Date

is

an

Extraordinary

Publication

Date,
on

such

Extraordinary

Publication

Date

(the

"
Extraordinary

Trigger

Event
Notice Date "), which notice shall:
(A)
state

that

the

Trigger

CET1 Ratio

as

of

such

Publication

Date

is

less
than the Threshold Ratio, and a Conversion will take place;
(B)
specify

the

date

on

which

the

Conversion

will

take

place,

which

date
shall,

subject

to

postponement

pursuant

to

subclause (ii)

below,

be

no
more than

20 Business Days after

the date of

such notice

(the "
Trigger
Event Conversion Date ");
(C)
specify the Conversion Price

in effect on the

date of such Trigger

Event
Notice; and
(D)
specify

the

details

of

the

arrangement

for

the

settlement

of

the
Conversion

(including

whether

or

not

the

Issuer

will

appoint

a
Settlement

Shares

Offer

Agent

to

conduct

a

Settlement

Shares

Offer
and,

if

the

Settlement

Share

Depository

is

not

SIX

SIS,

the

details

of
the Settlement Share Depository).
(ii)
If a Trigger Event Notice is required

to be given pursuant to subclause (i) above,
and

on the

relevant

Publication

Date

any

Higher-Trigger

Contingent

Capital

is
outstanding

with

respect

to

which

either

(x) no

Higher-Trigger

Write-
down/Conversion Notice

has been

given prior

to the

Trigger Event

Notice Date
or (y)

a Higher-Trigger

Write-down/Conversion

Notice has

been given

prior to
the

Trigger

Event

Notice

Date,

but

the

Trigger

Event

Conversion

Date

is

scheduled to

occur prior

to the relevant

Higher-Trigger

Write-down/Conversion
Date,
(A)
in

the

case

of

subclause (x)

above,

the

giving

of

such

Trigger

Event
Notice

will

be

postponed

until

the

date

on

which

a

Higher-Trigger
Write-down/Conversion

Notice has

been given

with respect

to all

such
outstanding

Higher-Trigger

Contingent

Capital

and

such

date

will

be
deemed to be the Trigger Event Notice Date; and
(B)
in

the

case

of

subclauses (x)

and

(y)

above,

if

the

Trigger

Event
Conversion

Date

is

scheduled

to

occur

prior

to

the

Higher-Trigger
Write-down/Conversion

Date (or,

in the

case of

more than

one Higher-
Trigger

Write-down/Conversion

Date, the

latest Higher-Trigger

Write-
down/Conversion

Date),

the

Trigger

Event

Conversion

Date

will

be
postponed

to

the

Higher-Trigger

Write-down/Conversion

Date

(or

the
latest

Higher-Trigger

Write-down/Conversion

Date,

as

applicable)

and
such postponement shall be specified in such Trigger

Event Notice.
(iii)
If

(A) a

Trigger

Event

Notice

is

required

to

be

given

pursuant

to

subclause (i)
above in relation

to an Ordinary

Publication Date,

and (B) prior to

the earlier of
the Ordinary

Trigger

Event Notice

Date and

the Trigger

Breach Determination
Date, FINMA, upon

the request of

UBS Group AG,

has agreed in

writing that a
Conversion

is

not

required

as

a

result

of

actions

taken

by

the

Group

or
circumstances

or

events,

in

each

case,

that

have

had,

or

imminently

will have,
the effect

of restoring

the CET1 Ratio

as of

the Balance

Sheet Date

relating

to
the

relevant

Ordinary

Publication

Date,

after

giving

pro

forma

effect

to

such
actions,

circumstances

or

events,

to

a

level

above

the

Threshold

Ratio

that
FINMA

and

UBS

Group

AG

deem,

in

their

sole

discretion,

to

be

adequate

at
such

time,

(x) the

Issuer

shall

not

give

such

Trigger

Event

Notice

pursuant

to
subclause (i)

above

in

relation

to

the

relevant

Ordinary

Publication

Date,

and
(y) the Issuer

shall give

notice to

the Holders

on or

prior to

the Trigger

Breach
Determination

Date

in

accordance

with

Condition 14

(
Notices
),

which

notice
shall

state

that

no

Conversion

will

occur

in

relation

to

the

relevant

Ordinary
Publication Date.
(c)
Viability Event
(i)
Subject

to

clause (e)

of

this

Condition 7,

upon

the

occurrence

of

a

Viability
Event:
(A)
the Issuer shall

give notice

(a "
Viability

Event Notice
") to the

Holders
in accordance

with Condition 14 (
Notices
) within three

days of the

date
on which such Viability Event occurred,

which notice shall:
(1)
state that

a Viability

Event has occurred

and a

Conversion will
take place;
(2)
specify

the

date

on

which

the

Conversion

will

take

place,
which

date shall

be no

more than

20 Business Days

following
the

occurrence

of

the

Viability

Event

(the

"
Viability

Event
Conversion Date ");
(3)
specify

the

Conversion

Price

in

effect

on

the

date

of

such
Viability Event Notice; and
(4)
specify the details

of the arrangements

for the settlement

of the
Conversion

(including,

if

the

Settlement

Share

Depository

is
not

SIX

SIS,

the

details

of

the

Settlement

Share

Depository);
and
(B)
a

Conversion

will

occur

on

the

applicable

Viability

Event

Conversion
Date in accordance with Condition 8 ( Conversion ).

(ii)
A

"
Viability

Event
"

will

have

occurred

if

prior

to

an

Alternative

Loss
Absorption Date (if any):
(A)
FINMA has notified

UBS Group AG in

writing that it

has determined a
conversion or write-down, as applicable,

of holders' claims in respect

of
the

Notes

and

all

other

capital

instruments

issued

by,

or

other

capital
obligations

(whether

qualifying

fully

or

partially

for

capital treatment)
of,

any

member

of

the

Group

that,

pursuant

to

their

terms

or

by
operation

of law,

are capable

of being

converted into

equity or

written
down

at

that

time,

is,

because

customary

measures

to

improve

the
Group Holding

Company's capital

adequacy

are at

the time

inadequate
or

infeasible,

an

essential

requirement

to

prevent

the

Group

Holding
Company from

becoming insolvent,

bankrupt, unable

to pay

a material
part of its debts as they fall due or unable to carry on its business; or
(B)
customary

measures

to

improve

the Group

Holding

Company's capital
adequacy being

at the time

inadequate or infeasible,

the Group Holding
Company has

received an

irrevocable commitment

of direct

or indirect
extraordinary

support

from

the

Public

Sector

(beyond

customary
transactions

and

arrangements

in

the

ordinary

course)

that

has,

or
imminently

will

have,

the

effect

of

improving

the

Group

Holding
Company's capital adequacy

and without which, in

the determination of
(and

as

notified

in

writing

by)

FINMA,

the

Group

Holding

Company
would

have

become

insolvent,

bankrupt,

unable

to

pay

a

material

part
of its debts as they fall due or unable to carry on its business.
For

the

avoidance

of

doubt,

it

is

understood

that

a

Viability

Event

may

occur
irrespective

of

whether

or not

a

Trigger

Event

has

occurred

or

whether

any

of
the conditions to the issuance of a Trigger Event

Notice have been met.
(d)
Determination of CET1 Ratio and Trigger

CET1 Ratio
With

respect

to

any

Publication

Date,

(i) the

CET1 Ratio

as

of

the

relevant

Balance
Sheet

Date,

(ii) the

Trigger

CET1 Ratio

as

of

such

Publication

Date

and

(iii) the
components

of

both

of

the

foregoing,

in

each

case,

as

published

on

such

Publication
Date,

will

be

final

for

purposes

of

this

Condition 7,

and

any

revisions,

restatements

or
adjustments

to

any

of

the

calculations

described

in

subclauses (i)

through

(iii)

above
subsequently published will have no effect for purposes of

this Condition 7.
(e)
Alternative loss absorption
In

the

event

of

the

implementation

of

any

new,

or

amendment

to

or

change

in

the
interpretation of

any existing, laws

or components

of National Regulations,

in each case
occurring

after

the

Issue

Date,

that

alone

or

together

with

any

other

law(s)

or
regulation(s)

has,

in the

joint determination

of UBS

Group AG

and

FINMA,

the effect
that clause (c) of this Condition 7 could cease to apply to the Notes without giving rise to
a Regulatory

Event, then

the Issuer

shall give

notice

to the

Holders

in accordance

with
Condition 14

(
Notices
)

no

later

than

five

Business

Days

after

such

joint

determination
stating

that

such

provisions

will

cease

to

apply

from

the

date

of

such

notice

(the
"
Alternative Loss Absorption

Date
"), and from the date of such notice, such provisions
will cease to apply to the Notes.
8.
CONVERSION
(a)
Conversion upon a Trigger Event

or a Viability Event
If the Issuer

has given

a Trigger

Event Notice

or a Viability

Event Notice

in accordance
with Condition 7 (
Trigger Event and Viability

Event
), then:
(i)
each Note shall, subject to

and as provided in

this Condition 8, be redeemed

and
settled

(the

"
Conversion
")

on

the

applicable

Conversion

Date

by

(x) the
delivery of

new fully

paid

Ordinary

Shares to

the Settlement

Share Depository

on

behalf

of

the

Holders,

and

(y) the

cancellation

of

any

accrued

and

unpaid
interest on the Notes (whether or not due and payable); and
(ii)
receipt by

the Settlement

Share Depository

of such

number of

Ordinary Shares
as

is

required

to

satisfy

in

full

its

obligation

to

deliver

Ordinary

Shares

in
respect of the Conversion on the applicable Conversion Date shall be a good and
complete

discharge

of

the

Issuer's

(and,

if

UBS

Group

AG

is

not

the

Issuer,
UBS Group AG's) obligations in respect of the Notes.
In

the

case

of

the

Ordinary

Shares

to

be

delivered

upon

Conversion,

as

from

the
applicable

Share

Creation

Date

for

such

Ordinary

Shares,

there

is

no

provision

for

the
reconversion of such Ordinary Shares into Notes.
(b)
Recourse for Ordinary Shares
Holders

shall

have

recourse

only

to

the

Issuer

for

the

issue

and

delivery

of

Ordinary
Shares to the Settlement Share Depository pursuant to these Terms and Conditions. After
such delivery to the Settlement Share Depository,

Holders shall have recourse only to the
Settlement

Share

Depository

(or

any

relevant

intermediary)

for

the delivery

to them

of
such Ordinary Shares or,

in the circumstances described in clause (h) of this Condition

8,
any

cash

amounts

to

which

such

Holders

are

entitled

under

clause (h)

of

this
Condition 8.
(c)
Conversion Price and determination of number of Ordinary

Shares
(i)
Upon

the occurrence

of a

Trigger

Event or

a Viability

Event, as

at the

date on
which the

relevant Trigger

Event Notice

or Viability

Event Notice

is published,
each Holder

shall be

deemed to

have

accepted, and

hereby accepts

and

agrees,
(A) to

the

conversion

of

its

holding

of

Notes

into

Ordinary

Shares

at

the
Conversion

Price

provided

for

herein

and

that,

where

necessary

under

Swiss
law,

the Settlement

Agent shall

effect such

conversion on

such Holder's

behalf,
and (B) that its obligation to

pay up the Ordinary Shares to

be issued shall be set
off against

its claim

for repayment

of the

principal amount

upon redemption

of
the

Notes,

which

claim

shall

be

deemed

to

be

due

and

payable

immediately
prior to the

time on the Share

Creation Date when,

as a matter

of Swiss law,

the
relevant Ordinary Shares are paid

up. Such Ordinary Shares shall be

paid up and
issued on the Share Creation Date whereupon the Holders shall cease as a matter
of Swiss law to

be treated for

all purposes under

Swiss law as Holders

and shall
instead

as

of

such

date

be

treated

for

all

purposes

under

Swiss

law

as
Shareholders.
(ii)
Subject

to

clause (g)

of

this

Condition 8,

the

Issuer,

with

the

assistance

of

the
Settlement

Agent,

where

necessary

under

Swiss law,

shall

issue and

deliver

to
the

Settlement

Share

Depository

on

the

applicable

Conversion

Date

such
number

of

Ordinary

Shares

in

respect

of

each

Holder

as

is

determined

by

the
Settlement Agent

by dividing

the aggregate

principal amount

of Notes

held

by
such

Holder

on

the

applicable

Conversion

Date

by

the

Conversion

Price

in
effect on the

date of relevant

Trigger Event

Notice or Viability

Event Notice, as
the

case

may

be.

The

Settlement

Agent

shall

determine

such

number

of
Ordinary

Shares

in

accordance

with

this

subclause (ii)

as

soon

as

practicable
after publication of

the relevant Trigger

Event Notice or

Viability Event

Notice,
as applicable.
(iii)
The

initial

Conversion

Price

per

Ordinary

Share

in

respect

of

the

Notes

is
specified in the definition thereof.

The Conversion Price is subject to

adjustment
to

(and

including)

the

date

of

the

relevant

Trigger

Event

Notice

or

Viability
Event Notice, as the case may

be, in the circumstances described

in clause (d) of
this Condition 8.

(d)
Anti-dilution adjustment of the Conversion Price
(i)
Upon

the occurrence

of any

of the

events described

below after

18 June

2024,
the Conversion Price will be adjusted by the Issuer as follows:
(A)
If there

is a consolidation,

reclassification, redesignation

or subdivision
in

relation

to

the

Ordinary

Shares

that

alters

the

number

of

Ordinary
Shares

in

issue,

the

Conversion

Price

will

be

adjusted

by

multiplying
the Conversion

Price in

force immediately

prior to

such consolidation,
reclassification, redesignation or subdivision by the following fraction:
where:
A

is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately

before

such

consolidation,

reclassification,
redesignation or subdivision, as the case may be; and
B

is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately

after,

and

as

a

result

of,

such

consolidation,
reclassification,

redesignation

or

subdivision,

as

the

case

may
be.
Such

adjustment

will

become

effective

on

the

date

on

which

the
consolidation, reclassification,

redesignation or

subdivision, as

the case
may be, takes effect.
(B)
If

UBS

Group

AG

issues

any

Ordinary

Shares

to

Shareholders

as

a
class

credited

as

fully

paid

by

way

of

capitalisation

of

profits

or
reserves

(including

any

share

premium

account

or

capital

redemption
reserve) other

than (x) where any

such Ordinary

Shares are or

are to be
issued

instead

of

the

whole

or

part

of

a

Cash

Distribution

that

the
Shareholders

would

or

could

otherwise

have

elected

to

receive,
(y) where

the Shareholders

may elect

to receive

a Cash

Distribution in
lieu of such

Ordinary Shares or

(z) where any such

Ordinary Shares are
or

are

expressed

to

be

issued

in

lieu

of

a

dividend

(whether

or

not

a
Cash

Distribution

equivalent

or

amount

is

announced

or

would
otherwise

be

payable

to

the

Shareholders,

whether

at

their

election

or
otherwise),

the

Conversion

Price

will

be

adjusted

by

multiplying

the
Conversion

Price

in

force

immediately

prior

to

such

issue

by

the
following fraction:
where:
A

is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately before such issue; and
B

is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately after such issue.
Such

adjustment

shall

become

effective

on

the

date

of

issue

of

such
Ordinary Shares.
(C)
If

UBS

Group

AG

makes

or

pays

an

Extraordinary

Distribution

to
Shareholders, the

Conversion Price

will be

adjusted by

multiplying the
Conversion

Price

in

force

immediately

prior

to

the

Effective

Date

by
the following fraction:

where:
A

is

the

Current

Market

Price

of

one

Ordinary

Share

on

the
Effective

Date

(translated,

if

necessary,

into

the

Relevant
Currency at the Prevailing Rate on the Effective Date);

and
B

is

the

portion

of

the

aggregate

Extraordinary

Distribution
attributable

to

one

Ordinary

Share,

with

such

portion

being
determined

by

dividing

the

aggregate

Extraordinary
Distribution

by

the

number

of

Ordinary

Shares

entitled

to
receive

the

relevant

Extraordinary

Distribution.

If

the
Extraordinary

Distribution

shall

be

expressed

in

a

currency
other than the

Relevant Currency,

it shall be converted

into the
Relevant

Currency

at

the

Prevailing

Rate

on

the

relevant
Effective Date.
Such adjustment shall become effective on the Effective

Date.
For purposes of

this subclause (C), "
Effective Date
" means (x) the

first
date

on

which

the

Ordinary

Shares

are

traded

ex-the

Extraordinary
Distribution

on

the

Relevant

Stock

Exchange

or

(y) if

there

is

no
Relevant

Stock

Exchange,

the

first

date

upon

which

the

adjusted
Conversion

Price

is

capable

of

being

determined

in

accordance

with
this subclause (C).
(D)
If UBS Group

AG issues Ordinary

Shares to Shareholders

as a class

by
way of

rights or

UBS Group

AG or

any other

member of

the Group

or
(at

the

direction

or

request

or

pursuant

to

arrangements

with

UBS
Group AG

or any

other member

of the

Group) any

other Person

issues
or

grants

to

Shareholders

as

a

class

by

way

of

rights,

any

options,
warrants or other rights to subscribe

for or purchase Ordinary Shares, or
any

Securities that

by their

terms of

issue carry

(directly or

indirectly)
rights of conversion

into, or exchange

or subscription for,

any Ordinary
Shares (or shall grant any

such rights in respect of existing Securities

so
issued),

in

each

case

at

a

price

per

Ordinary

Share

that

is

less

than
95 per

cent.

of

the

Current

Market

Price

per

Ordinary

Share

on

the
Effective

Date

(translated,

if

necessary,

into

the

Relevant

Currency

at
the Prevailing Rate

on the Effective

Date), the Conversion

Price will be
adjusted

by

multiplying

the

Conversion

Price

in

force

immediately
prior to the Effective Date by the following fraction:
where:
A

is

the

number

of

Ordinary

Shares

in

issue

on

the

Effective
Date;
B

is

the

number

of

Ordinary

Shares

that

the

aggregate
consideration (if any) receivable for the Ordinary Shares issued by way

of rights,

or for

the Securities

issued by

way of

rights,
or for

the options

or warrants

or other

rights issued

by way

of
rights and

for the

total number

of Ordinary

Shares deliverable
on the exercise thereof, would purchase at such Current Market
Price

per

Ordinary

Share

on

the

Effective

Date

(translated,

if
necessary, into

the Relevant Currency at the Prevailing

Rate on
the Effective Date); and

C

is the number

of Ordinary Shares to

be issued or

the maximum
number

of

Ordinary

Shares

that

may

be

issued

upon

exercise
of such

options, warrants

or rights

calculated

as at

the date

of
issue of

such options,

warrants or rights

or upon

conversion or
exchange

or

exercise

of

rights

of

subscription

or

purchase

in
respect thereof at

the initial conversion,

exchange, subscription
or purchase price or rate, as the case may be,
provided

that, if on the

Effective Date, such

number of Ordinary

Shares
is to be determined

by reference to the

application of a formula

or other
variable

feature

or

the

occurrence

of

any

event

at

some

subsequent
time,

then

for

the

purposes

of

this

subclause (D),

"C"

will

be
determined by

the application

of such

formula or

variable feature

or as
if the relevant

event occurs or had

occurred as at

the Effective Date

and
as

if

such

conversion,

exchange,

subscription,

purchase

or

acquisition
had taken place on the Effective Date.
Such adjustment shall become effective on the Effective

Date.
For purposes of

this subclause (D), "
Effective Date
" means (x) the

first
date

on

which

the

Ordinary

Shares

are

traded

ex-rights,

ex-options

or
ex-warrants

on

the

Relevant

Stock

Exchange

or

(y) if

there

is

no
Relevant

Stock

Exchange,

the

first

date

upon

which

the

adjusted
Conversion

Price

is

capable

of

being

determined

in

accordance

with
this subclause (D).
For purposes

of any

calculation of

the consideration

receivable or

price
pursuant to this subclause (D), the following provisions shall apply:
(1)

the

aggregate

consideration

receivable

or

price

for

Ordinary
Shares issued for cash shall be the amount of such cash;
(2)

(x) the aggregate consideration

receivable or price for

Ordinary
Shares

to

be

issued

or

otherwise

made

available

upon

the
conversion or

exchange of

any Securities

will be

deemed to

be
the

consideration

or

price

received

or

receivable

for

any

such
Securities

and

(y) the

aggregate

consideration

receivable

or
price

for

Ordinary

Shares

to

be

issued

or

otherwise

made
available upon the

exercise of rights of

subscription attached to
any Securities

or upon

the exercise

of any

options, warrants

or
rights will be

deemed to be

that part (which

may be the

whole)
of

the

consideration

or

price

received

or

receivable

for

such
Securities or,

as the

case may

be, for

such options,

warrants or
rights

that

are

attributed

by

UBS

Group

AG

to

such

rights

of
subscription

or,

as

the

case

may

be,

such

options,

warrants

or
rights

or,

if

no

part

of

such

consideration

or

price

is

so
attributed, the

Fair Market

Value

of such

rights of

subscription
or, as the

case may be, such options, warrants

or rights as at the
relevant

Effective

Date,

plus

in

the

case

of

each

of
subclauses (x)

and

(y)

above,

the

additional

minimum
consideration

receivable

or

price

(if

any)

upon

the

conversion
or

exchange

of

such

Securities,

or

upon

the

exercise

of

such
rights

or

subscription

attached

thereto

or,

as

the

case

may

be,
upon

exercise

of

such

options,

warrants

or

rights,

and

(z) the
consideration

receivable

or

price

per

Ordinary

Share

upon the
conversion or

exchange of,

or upon

the exercise

of such

rights
of subscription

attached to,

such Securities

or,

as the

case may
be, upon the exercise

of such options, warrants

or rights will be
the aggregate consideration

or price referred to

in subclause (x)
or

(y)

above

(as

the

case

may

be),

divided

by

the

number

of
Ordinary

Shares

to

be

issued

upon

such

conversion

or

exchange

or

exercise

at

the

initial

conversion,

exchange

or
subscription price or rate;
(3)

if

the

consideration

or

price

determined

pursuant

to
subclause (1)

or

(2)

above

(or

any

component

thereof)

is
expressed

in

a

currency

other

than

the

Relevant

Currency,

it
shall be

converted into

the Relevant

Currency at

the Prevailing
Rate on the relevant Effective Date (in the case of subclause

(1)
above) or the

relevant date of first

public announcement (in

the
case of subclause (2) above);
(4)

in determining the consideration

or price pursuant to

the above,
no

deduction

shall

be

made

for

any

commissions

or

fees
(howsoever described) or any expenses paid

or incurred for any
underwriting,

placing

or

management

of

the

issue

of

the
relevant

Ordinary

Shares

or

Securities

or

options,

warrants

or
rights, or otherwise in connection therewith; and
(5)

the

consideration

or

price

shall

be

determined

as

provided
above

on

the

basis

of

the

consideration

or

price

received,
receivable,

paid

or

payable,

regardless

of

whether

all

or

part
thereof

is

received,

receivable,

paid

or

payable

by

or

to

UBS
Group AG or another entity.
(E)
If

UBS

Group

AG

determines,

in

its

sole

discretion,

that,
notwithstanding

subclauses (A)

to

(D)

above,

a

reduction

to

the
Conversion

Price should

be made

as a

result of

one

or more

events or
circumstances not

referred to

in this

subclause (i) that

would require

an
adjustment

to

the

Conversion

Price

in

order

to

comply

with

Swiss
mandatory

law

on

the

protection

of

holders

of

instruments

that

may
convert

into

shares

issued

out

of

capital

range

(
Kapitalband ),
conditional

capital

(
bedingtes

Kapital
)

or

Conversion

Capital,

the
Conversion

Price

will

be

reduced

(either

generally

or

for

a

specified
period)

in

such manner

and with

effect

from

such date

as UBS

Group
AG

shall

determine

and

the

Issuer

shall

notify

to

the

Holders

in
accordance with Condition 14 ( Notices ).
(ii)
Notwithstanding subclause (i) above:
(A)
where
(1)
the events or circumstances giving

rise to any adjustment to the
Conversion

Price have

resulted

or will

result

in an

adjustment
to the Conversion Price; or
(2)
more

than

one

event

that

gives

rise

to

an

adjustment

to

the
Conversion Price occurs within such a short period of time,
that, in

the opinion

of UBS

Group AG,

a modification

to the

operation
of

the

adjustment

provisions

set

forth

in

this

clause (d)

is

required

to
give

the

intended

result,

such

modification

will

be

made

to

the
operation of the adjustment provisions set forth in this clause (d)

as may
be

determined

by

an

Independent

Adviser

to

be

in

its

opinion
appropriate

to

give

the

intended

result,

including

to

ensure

that

(x) an
adjustment to

the Conversion

Price or the

economic effect

thereof shall
not be taken

into account more

than once, (y) the

economic effect

of an
Extraordinary

Distribution

is

not

taken

into

account

more

than

once,
and (z) to reflect a redenomination

of the issued Ordinary Shares for

the
time being into a new currency;

(B)
any

adjustment

to

the

Conversion

Price

will

be

subject

to

such
Conversion

Price

(translated,

if

necessary,

into

the

currency

in

which
the

par

value

of

an

Ordinary

Share

is

denominated

at

the

time

such
adjustment

becomes

effective

at

the

then-prevailing

exchange

rate

as
determined

by

the

Issuer)

not

being

less

than

the

par

value

of

an
Ordinary Share at such time;
(C)
UBS

Group

AG

shall

not

take

any

action,

and

shall

procure

that

no
action

is

taken,

that

would

otherwise

result

in

an

adjustment

to

the
Conversion

Price

(translated,

if

necessary,

into

the

currency

in

which
the par

value of

an Ordinary

Share is

denominated

at the

time of

such
action at the

then-prevailing exchange

rate as determined

by the Issuer)
to below the par value of an Ordinary Share then in effect;
(D)
if

any

doubt

arises

as

to

whether

an

adjustment

is

to

be

made

to

the
Conversion Price

or as

to the

appropriate adjustment

to the

Conversion
Price,

the

Issuer

may

in

its

sole

discretion

appoint

an

Independent
Adviser

and,

following

consultation

between

the

Issuer

and

such
Independent Adviser,

a written

opinion of

such Independent

Adviser in
respect

thereof

will

(in

the

absence

of

wilful

default,

bad

faith

and
manifest error) be conclusive and binding on the Issuer and the Holders;
(E)
no

adjustment

will

be

made

to

the

Conversion

Price

where

Ordinary
Shares

or

other

securities

(including

rights,

warrants

and

options)

are
issued,

offered,

exercised,

allotted,

purchased,

appropriated,

modified
or

granted

to,

or

for

the

benefit

of,

employees

or

former

employees
(including directors

holding or

formerly holding

executive office

or the
personal

service

company

of

any

such

person)

or

their

spouses

or
relatives,

in each

case, of

UBS Group

AG or

any of

its subsidiaries

or
any

associated

company

or

to

a

trustee

or

trustees

to

be

held

for

the
benefit

of

any

such

person,

in

any

such

case

pursuant

to

any

share

or
option scheme; and
(F)
on any

adjustment,

if the

resultant Conversion

Price has

more decimal
places than

the initial

Conversion Price,

it will

be rounded

to the

same
number

of

decimal

places

as

the

initial

Conversion

Price.

No
adjustment will be made to the Conversion Price where such adjustment
(rounded

down

if

applicable)

would

be

less

than

one

per

cent.

of

the
Conversion

Price

then

in

effect.

Any

adjustment

not

required

to

be
made,

and/or

any

amount

by

which

the

Conversion

Price

has

been
rounded

down,

will

be

carried

forward

and

taken

into

account

in

any
subsequent

adjustment,

and

such

subsequent

adjustment

will

be

made
on the basis

that the adjustment

not required to

be made had been

made
at the relevant time and/or that the relevant rounding down

had not been
made, as the case may be.
(iii)
The

Issuer

shall

give

notice

of

any

adjustments

to

the

Conversion

Price

made
pursuant

to

this

clause (d)

to

the

Holders

in

accordance

with

Condition 14
( Notices ) promptly after the determination thereof.
(iv)
References

in

these

Terms

and

Conditions

to

any

issue

or

offer

or

grant

to
Shareholders "as a

class" or "by way

of rights" shall be

taken to be references

to
an

issue

or

offer

or

grant

to

all

or

substantially

all

Shareholders,

other

than
Shareholders to whom,

by reason of the

laws of any

territory or requirements

of
any recognised regulatory body or

any other stock exchange or securities

market
in any territory or in connection with

fractional entitlements, it is determined not
to make such issue or offer or grant.

(e)
Qualifying Relevant Event
(i)
Upon

the

occurrence

of

a

Relevant

Event

that

is

a

Qualifying

Relevant

Event,
then:
(A)
upon the

occurrence of

a Trigger

Event or

a Viability

Event where

the
applicable

Conversion

Date

falls

on

or

after

the

New

Conversion
Condition Effective Date,
(1)
the Notes

shall be

converted on

such Conversion

Date into,

or
be exchanged on such Conversion

Date for, as the

case may be,
Relevant

Shares

of

the

Approved

Entity,
mutatis

mutandis

as
provided

in accordance

with this

Condition 8,

at a

Conversion
Price that shall be the New Conversion Price; and
(2)
the Issuer shall procure the

issue and/or delivery of the

relevant
number

of

Relevant

Shares

of

the

Approved

Entity

in

the
manner

provided

in

this

Condition 8

(as

may

be

amended

as
described

in

the

definition

of

the

term

New

Conversion
Condition); and
(B)
the

New

Conversion

Price

shall

be

subject

to

adjustment

in

the
circumstances

provided

in

this

Condition 8

for

the

adjustment

of

the
Conversion

Price

(if

necessary

with

such

amendments

as

an
Independent

Adviser

shall

determine

to

be

appropriate)

and

the

Issuer
shall

give

notice

in

accordance

with

Condition 14

(
Notices
)

to

the
Holders

of

the

New

Conversion

Price

and

of

any

such

amendments
thereafter.
(ii)
Upon the

occurrence of

a Relevant

Event, the Issuer

shall give notice

thereof to
the Holders in

accordance with Condition

14 (
Notices
) within 10

Business Days
following the occurrence of such Relevant Event, which notice shall:
(A)
specify the identity of the Acquiror;
(B)
specify whether

the Relevant Event

is a Qualifying

Relevant Event or

a
Non-Qualifying Relevant Event;
(C)
in the case of a Qualifying Relevant

Event, specify the New Conversion
Price; and
(D)
if applicable, specify the New Conversion Condition Effective

Date.
(iii)
For

the

avoidance

of doubt,

upon

the

occurrence

of a

Relevant

Event

that

is a
Non-Qualifying

Relevant

Event,

the

provisions

of

this

clause (e)

shall

(subject
to

the

subsequent

operation

of

this

clause (e)

upon

the

occurrence

of

a
subsequent

Relevant

Event)

not

apply,

and

the

Notes

will

continue

to

be
convertible

into

Ordinary

Shares

pursuant

to

and

in

accordance

with

the

other
provisions

of

this

Condition 8

(
Conversion
),

if

and

when

the

Issuer

gives

a
Trigger

Event

Notice

or

a

Viability

Event

Notice

in

accordance

with
Condition 7 (
Trigger Event and Viability

Event
).
(iv)
For purposes of these Terms

and Conditions:
" Acquiror
" means the Person (including

a Governmental Entity) that,

following
a Relevant Event, controls UBS Group AG.
"
Approved

Entity
"

means

an

Acquiror

that

is

body

corporate

that

is
incorporated

or established

under the

laws of

an OECD

member state

and that,
on the occurrence of the Relevant Event, has in issue Relevant Shares.

"
Governmental

Entity
"

means

(x) the

Swiss

Confederation,

(y) an

agency

of
the Swiss

Confederation

or (z) a

person or

entity (other

than a

body corporate)
controlled

by

the

Swiss

Confederation

or

any

such

agency

referred

to

in
clause (y) of this definition;

provided
, however
, that, if UBS Group

AG is at any
time

organised

in

a

jurisdiction

outside

of

Switzerland,

references

in

this
definition

to

"the

Swiss

Confederation"

shall

be

read

as

references

to

the
government of such other jurisdiction.
The

"
New

Conversion

Condition
"

shall

be

satisfied

in

respect

of

a

Relevant
Event if,

by no

later than seven

days following

the occurrence of

such Relevant
Event,

(x) UBS

Group

AG

has,

to

the

satisfaction

of

UBS

Group

AG,

entered
into

arrangements

with

the

Approved

Entity

that

provide

for

delivery

of
Relevant

Shares

of

the

Approved

Entity

on

Conversion

on

terms
mutatis
mutandis

as provided in the provisions of this Condition 8, and (y) the Issuer has
entered into

such agreements

and arrangements,

and made

such amendments

to
these Terms

and Conditions, as

may be required

to ensure that,

with effect

from
the

New

Conversion

Condition

Effective

Date,

the

Notes

shall,

following

the
occurrence

of

a

Trigger

Event

or

a

Viability

Event,

be

convertible

into,

or
exchangeable for,

Relevant Shares

of the

Approved Entity,
mutatis mutandis

in
accordance with,

and subject to,

this Condition 8 (as

may be so

amended) at the
New

Conversion

Price;
provided , however
,

that,

any

failure

to

enter

into

the
arrangements

and

agreements

and/or

make

the

amendments

described

in
clauses (x) and

(y) of this

definition shall not

constitute a default

or an Event

of
Default under these Terms

and Conditions.
"
New Conversion

Condition

Effective

Date
" means

the date

with effect

from
which the New Conversion Condition has been satisfied.
"
New

Conversion

Price
" means,

in respect

of any

Conversion Date

falling on
or

after the

New

Conversion

Condition

Effective

Date, the

amount determined
by the Issuer in accordance with the following formula:
where:
NCP

is the New Conversion Price.
ECP

is the Conversion Price in effect on the last dealing day
prior to the New Conversion Condition Effective Date.
VWAPRS

is the

average of

the Volume

Weighted

Average

Price
of

the

Relevant

Shares

of

the

Approved

Entity
(translated,

if

necessary,

into

SGD

at

the

Prevailing
Rate

on

the

relevant

dealing

day)

on

each

of

the

five
dealing days ending

on the last dealing day

prior to the
date on which

the Relevant Event

occurred (and where
references

in

the

definition

of

"Volume

Weighted
Average

Price"

to

"Ordinary

Shares"

shall

be
construed

as a

reference

to the

Relevant Shares

of the
Approved Entity and in the definition

of "dealing day",
references

to

the

"Relevant

Stock

Exchange"

shall

be
to

the

primary

Recognised

Stock

Exchange

on

which
the

Relevant

Shares

of

the

Approved

Entity

are

then
listed, admitted to trading or accepted for dealing).
VWAPOS

is the

average of

the Volume

Weighted

Average

Price
of

the

Ordinary

Shares

(translated,

if

necessary,

into
SGD at the Prevailing

Rate on the relevant

dealing day)
on

each

of

the

five

dealing

days

ending

on

the

last

dealing

day

prior

to

the

date

on

which

the

Relevant
Event occurred.
"
Non-Qualifying

Relevant

Event
"

means

a

Relevant

Event

that

is

not

a
Qualifying Relevant Event.
" Qualifying Relevant Event " means a Relevant Event where:
(A)
the Acquiror is an Approved Entity; and
(B)
the New Conversion Condition is satisfied.
A " Relevant Event
" will have

occurred if,

at any time

after the Issue

Date, any
Person

or

Persons

acting

in concert

acquires

control

of

UBS Group

AG

(other
than

as

a

result

of

an

Exempt

Reorganisation).

For

the

purposes

of

this
definition "Relevant Event",

"
control
" means the

acquisition or holding

of legal
or beneficial ownership

of more than

95 per cent.

of the issued

Ordinary Shares
of

UBS

Group

AG

(whether

obtained

directly

or

indirectly

and

whether
obtained

by

ownership

of

share

capital,

contract

or

otherwise)

and,

as

a
consequence

thereof,

the Ordinary

Shares

are no

longer admitted

to trading

on
any

Recognised

Stock

Exchange,

and

"
controlled
"

shall

be

construed
accordingly.
"
Relevant

Shares
"

means,

in respect

of an

Acquiror,

ordinary

share capital

of
such

Acquiror

that

constitutes

equity

share

capital

or

the

equivalent

(or
depositary or

other receipts

representing the

same) that

is listed and

admitted to
trading on a Recognised Stock Exchange.
(f)
Procedure for settlement

and delivery of Ordinary Shares

on Conversion
Ordinary Shares to be issued on

Conversion shall be delivered subject to

and as provided
below.
(g)
Fractions
Fractions of Ordinary

Shares will not be

issued or delivered pursuant

to these Terms

and
Conditions

on

Conversion

and

no

cash

payment

will

be

made

in

lieu

thereof.

The
number

of

Ordinary

Shares

to

be

issued

and

delivered

to

the

Settlement

Share
Depository for

the benefit

of each

Holder in

respect of

a Conversion

shall be

calculated
by the Settlement

Agent on the

basis of the aggregate

principal amount of

Notes held by
such Holder

on the

applicable Conversion

Date and

rounded down,

if necessary,

to the
nearest whole number of Ordinary Shares.
(h)
Procedure for delivery

in respect of a Conversion
(i)
UBS

Group

AG,

with

the

assistance

of

the

Settlement

Agent

where

necessary
under Swiss

law,

shall on

or prior

to the

applicable Conversion

Date issue

and
deliver to the Settlement Share Depository such number

of Ordinary Shares as is
required to satisfy in full

its obligation to deliver

Ordinary Shares to the Holders
in respect

of the

Conversion on

the applicable

Conversion Date.

Receipt by

the
Settlement

Share

Depository

of

such

Ordinary

Shares

shall

be

a

good

and
complete

discharge

of

the

Issuer's

(and,

if

UBS

Group

AG

is

not

the

Issuer,
UBS Group AG's) obligations in respect of the Notes.
(ii)
Subject

to

the

making

of

a

Settlement

Shares

Offer

and

as otherwise

provided
herein,

the

Settlement

Agent

shall

give

instructions

to

the

Settlement

Share
Depository

for

the

relevant

Ordinary

Shares

to

be

delivered

by

the

Settlement
Share

Depository

on

the

applicable

Conversion

Date

to

the

Holders,

and

the
Settlement

Share

Depository

shall

take

such

actions

as are

customary

to

effect
such

delivery

of

such

Ordinary

Shares

to

the

Holders

on

the

applicable
Conversion Date.

(iii)
In respect of

a Conversion as

a result of

the occurrence of

a Trigger

Event only,
following

receipt

by

the

Settlement

Share

Depository

of

the

Ordinary

Shares
and

the

resulting

good

and

complete

discharge

of

the

Issuer's

obligations

in
respect

of

the

Notes

as

described

in

subclause (i)

above,

the

Issuer

may,

in

its
sole

discretion,

appoint

a

placement

agent

(the

"
Settlement

Shares

Offer
Agent
")

acting

on

behalf,

and

for

the

accounts,

of

the

Holders

to

conduct

an
offering

of

the

Ordinary

Shares

to

which

the

Holders

are otherwise

entitled

(a
"
Settlement

Shares

Offer
").

In

the

relevant

Trigger

Event

Notice,

the

Issuer
shall

notify

the

Holders

whether

it

will

appoint

such

Settlement

Shares

Offer
Agent

to

conduct

such

a

Settlement

Shares

Offer.

If

it

does

so

appoint

a
Settlement Shares

Offer

Agent, it

will instruct

the Settlement

Share Depository
to

deliver

the

relevant

Ordinary

Shares

to

or

to

the

order

of

the

Settlement
Shares

Offer

Agent

for

this

purpose

prior

to

the

end

of

the

Offer

Settlement
Period.

Such

Settlement

Shares

Offer

shall

be

made

(x) in

the

currency

of

the
Issuer's choosing and at a cash price per Ordinary Share (such price translated, if
necessary,

into SGD

at

the prevailing

exchange

rate on

the date

of the

Trigger
Event

Notice

as

determined

by

the

Issuer)

equal

to

the

Conversion

Price

in
effect

on

the

date

of

the

Trigger

Event

Notice,

and

(y) to

some

or,

subject

to
applicable

laws

and

regulations

and

to

such

an

offer

being

practicable

in

the
opinion

of

the

Issuer

in

the

Offer

Settlement

Period,

all

Shareholders

on

the
record date of

the Trigger Event

Notice then eligible

to participate in such

offer.
Any such

Settlement Shares

Offer shall

be completed

no later

than 20 Business
Days after the occurrence of the Trigger Event (the

"
Offer Settlement Period ").
Neither

the Issuer

nor the

Settlement Share

Depository

shall incur

any liability
whatsoever

to

the

Holders

in

respect

of

the

appointment

of

such

Settlement
Shares Offer

Agent or

its conduct,

save for

cases of

gross negligence

or wilful
intent.
If

the

Settlement

Shares

Offer

is

fully

subscribed

by

or

before

the

end

of

the
Offer Settlement Period, the

Holders shall, pursuant to the agreement

appointing
the

Settlement

Shares

Offer

Agent,

be

entitled

to

receive

from

the

Settlement
Shares

Offer

Agent

on

the

fifth

Business

Day

after

the

end

of

the

Offer
Settlement Period,

their
pro rata

share of

the aggregate

cash proceeds

received
from

the

Settlement

Shares

Offer

(such

aggregate

cash

proceeds

translated,

if
necessary,

from

the

currency

in

which

they

are

denominated

into

SGD

at

the
then-prevailing

exchange

rate

as

determined

by

the

Settlement

Shares

Offer
Agent

(less

any

foreign

exchange

transaction

costs)),

such

amount

being
rounded

to

the

nearest

cent

(half

a

cent

being

rounded

upwards).

If

the
Settlement

Shares

Offer

is

only

partially

subscribed

by

the

end

of

the

Offer
Settlement

Period,

the

Holders

shall

(x)

pursuant

to

the

agreement

appointing
the

Settlement

Shares

Offer

Agent,

be

entitled

to

receive

from

the

Settlement
Shares

Offer

Agent

on

the

fifth

Business

Day

after

the

end

of

the

Offer
Settlement

Period,

their pro

rata share

of

the aggregate

cash proceeds

received
from

the

Settlement

Shares

Offer

(such

aggregate

cash

proceeds

translated,

if
necessary,

from

the

currency

in

which

they

are

denominated

into

SGD

at

the
then-prevailing

exchange

rate

as

determined

by

the

Settlement

Shares

Offer
Agent

(less

any

foreign

exchange

transaction

costs)),

such

amount

being
rounded

to

the

nearest

cent

(half

a

cent

being

rounded

upwards),

and

(y) be
entitled

to

receive

their
pro

rata

share

of

the

number

of

Ordinary

Shares

not
subscribed pursuant to the Settlement Shares

Offer (rounded down to the nearest
whole number

of such Ordinary

Shares) within

the period

specified below from
the

Settlement

Share

Depository.

If

no

Ordinary

Shares

are

subscribed

in

the
Settlement

Shares

Offer,

Holders

shall

be

entitled

to

receive

the

relevant
Ordinary

Shares

within

the

period

specified

below

from

the

Settlement

Share
Depository.
In

relation

to

any

Ordinary

Shares

not

sold

pursuant

to

a

Settlement

Shares
Offer,

the

Settlement

Agent

shall

give

instructions

to

the

Settlement

Shares
Offer

Agent for

such Ordinary

Shares to

be delivered

by the

Settlement Shares

Offer

Agent to

the relevant

Holders within

five Business

Days after

the end

of
the Offer Settlement Period.
(i)
Taxes and

duties
None of the

Issuer, any

other member of the

Group, any Agent and

the Settlement Share
Depository

will

pay

any

capital,

stamp,

issue,

registration,

transfer

or

other

taxes

or
duties

arising

upon

Conversion

or

that

may

arise

or

be

paid

as

a

consequence

of

or

in
connection

with

the

issue

and

delivery

of

Ordinary

Shares

to

the

Settlement

Share
Depository

or to

any Holder.

A Holder

must pay

any capital,

stamp, issue,

registration,
transfer or other taxes or duties

arising upon Conversion or

that may arise or be paid

as a
consequence

of

or

in

connection

with

the

issue

and

delivery

of

the

Ordinary

Shares

to
the Settlement Share

Depository or to

such Holder and

such Holder must

pay all, if

any,
such

taxes

and

duties

arising

by

reference

to

any

disposal

or

deemed

disposal

of

such
Holder's

Notes

or

interest

therein.

Any

capital,

stamp,

issue,

registration,

transfer

or
other taxes

or duties

arising on

delivery or

transfer of

Ordinary Shares

to a

purchaser in
any Settlement Shares Offer

shall be payable by the relevant purchaser of

those Ordinary
Shares.
(j)
Delivery of Ordinary Shares
UBS

Group

AG,

with

the

assistance

of

the

Settlement

Agent

where

necessary

under
Swiss law,

will issue and deliver

the Ordinary Shares required to

be issued and delivered
on Conversion to the Settlement Share Depository on behalf of the Holder of the relevant
Note(s).

Receipt by

the Settlement

Share Depository

of such

Ordinary

Shares will

be a
good

and

complete

discharge

of

the

Issuer's

obligations

in

respect

of

the

Notes

as
described in subclause (h)(i) of this Condition 8.
Such

Ordinary

Shares

will

be

delivered

to

Holders

in

uncertificated

form

through

SIX
SIS or

any

other

appropriate settlement

organisations.

Where such

Ordinary

Shares are
to

be

delivered

through

SIX

SIS

or

any

other

appropriate

intermediary
( Verwahrungsstelle
)

in

Switzerland,

the

Settlement

Agent

shall

request

that

the
Settlement Share Depository

deliver such Ordinary

Shares to the account(s)

in which the
relevant

Note(s) is/are

held, on

the applicable

Conversion Date

or such

other date

as is
specified for

the delivery.

At the time

of such delivery

of the Ordinary

Shares, the then-
valid share registration rules of UBS Group AG will apply,

and UBS Group AG does not
offer any

assurance or

guarantee that

any Holder

will be accepted

as a Shareholder

with
voting rights in the share register of UBS Group AG.
(k)
Ordinary Shares
The

Ordinary

Shares

issued

and

delivered

on

Conversion

will

be

fully

paid

and

non-
assessable and

will in all

respects rank
pari passu

with the fully

paid Ordinary Shares

in
issue on the relevant Share

Creation Date, except in any such

case for any right excluded
by

mandatory

provisions

of

applicable

law,

and

except

that

the

Ordinary

Shares

so
issued and

delivered

will not

rank

for (or,

as the

case may

be, the

relevant

Holder will
not be

entitled to

receive) any

rights, distributions

or payments

the record

date or

other
due date

for the

establishment of

entitlement for

which falls

prior to

the relevant

Share
Creation Date.
(l)
Purchase or redemption

of Ordinary Shares
UBS Group AG or any of its subsidiaries may exercise such rights as it may from time to
time enjoy to purchase or redeem or buy back any shares

or securities of UBS Group AG
(including

Ordinary

Shares)

or

any

depositary

or

other

receipts

or

certificates
representing the same without the consent of Holders.
(m)
Determinations to be made by an Independent Adviser
In the

case of

any determination

that is

required to

be made

by an

Independent Adviser
for purposes of this Condition 8, the

Issuer shall use reasonable endeavours to appoint

an
Independent

Adviser

to

make

such

determination;
provided , however
,

that,

notwithstanding

the

other

provisions

of

these

Terms

and

Conditions,

if

the

Issuer

is
unable to so appoint an Independent

Adviser or the Independent Adviser so appointed

by
the

Issuer

fails

to

make

such

determination,

the

Issuer,

acting

in

good

faith

and

a
commercially reasonable manner,

will make such determination.
Any

determination

that

is

made

by

an

Independent

Adviser

for

purposes

of

this
Condition 8

will

be

made

in

the

sole

discretion

of

such

Independent

Adviser

acting

in
good faith and in a commercially reasonable manner.
(n)
Notifications, etc. to be final
All

notifications,

opinions,

determinations,

certificates,

calculations,

quotations

and
decisions

given,

expressed,

made

or

obtained

by

an

Independent

Adviser

or

the
Settlement Agent

for purposes

of this

Condition 8 will

(in the

absence of

wilful default,
bad

faith and

manifest

error) be

binding

on the

Issuer,

the Agents

and

the Holders

and
(in

the absence

of wilful

default

and

bad

faith) no

liability to

the Issuer

or

the Holders
will

attach

to

the

Independent

Adviser

or

the

Settlement

Agent

in

connection

with

the
exercise

or

non-exercise

by

the

Independent

Adviser

or

the

Settlement

Agent

of

its
powers, duties and discretions under this Condition 8.
9.
PAYMENTS;

AGENTS
(a)
All payments

required to

be made

under the

Notes will

be made

available in

good time
in

freely

disposable

funds

in

SGD,

which

will

be

placed

at

the

free

disposal

of

the
Principal

Paying

Agent

on

behalf

of

the

Holders.

If

the

Scheduled

Due

Date

for

any
payment (whether in

respect of principal, interest

or otherwise) in respect

of the Notes is
not

a

Payment

Business

Day,

then

the

Holders

will

not

be

entitled

to

payment

thereof
until the first Payment Business

Day following the Scheduled

Due Date, and the Holders
will

not

be

entitled

to

any

additional

sum

in

relation

to

such

payment.

All

payments
required

to

be

made

under

the

Notes

(including,

for

the

avoidance

of

doubt,

any
Additional

Amounts)

shall

be

made

to

the

Holders

in

SGD

without

collection

costs,
without

any

restrictions

and

whatever

the

circumstances

may

be,

irrespective

of
nationality,

domicile

or

residence

of

the

relevant

Holder

and

without

certification,
affidavit or the fulfilment of any other formality.
(b)
The receipt

by the

Principal Paying

Agent of

the due

and punctual

payment of

funds in
SGD

will

release

the

Issuer

from

its

obligations

under

the

Notes

to

the

extent

of

such
payment.
(c)
Subject

to

clause (d)

of

this

Condition 9,

the

Issuer

reserves

the

right

to

terminate

the
appointment

of

any

Agent,

as

well

as

to

appoint

or,

after

any

such

appointment,

to
terminate the

appointment of, one

or more other

paying agents to

carry out any

payment
or other

similar functions

in respect

of the

Notes (each,

a "
Paying

Agent
", which

term
includes

the

Principal

Paying

Agent),
provided

that

(i) so

long

as

any

Note

is
outstanding, there

will at all

times be a

Principal Paying Agent,

a Calculation Agent

and
a

Settlement

Agent,

(ii) for so

long

as the

Notes are

listed on

the SIX

Swiss Exchange
and

if

then

required

by

the

regulations

of

the

SIX

Swiss

Exchange,

the

Issuer

shall
maintain a Paying

Agent in Switzerland, which

agent shall have

an office in

Switzerland
and

be

a

bank

or

securities

dealer

subject

to

supervision

by

FINMA,

to

perform

the
functions

of a

Swiss paying

agent,

and

(iii) any

successor Calculation

Agent

must be

a
leading

bank

or

financial

institution

that

is

experienced

in

the

calculations

and
determinations to be made by the Calculation Agent.
(d)
Any

appointment

or

termination

of

appointment

of,

or

resignation

by,

any

Agent

may
take place at any time, provided

that the Issuer promptly notifies the

Holders of any such
appointment, termination or resignation in accordance with Condition

14 (
Notices ).
(e)
If at any time the Calculation Agent fails to (i) determine the Reference Rate or the Reset
Interest Rate or duly calculate

the Reset Interest Amount

for any Reset Interest Period

or
the

interest

amount

payable

on

the

relevant

Redemption

Date

(if

the

Notes

are

to

be
redeemed

pursuant to

Condition 6

(
Redemption and

Purchase
)) or

(ii) comply with

any

other requirement in

relation to the Notes,

then the Issuer will

terminate the appointment
of

the

Calculation

Agent

in

accordance

with

the

Agency

Agreement

and

appoint

a
successor Calculation Agent.
10.
TAXATION
(a)
All payments to be

made by or on

behalf of the Issuer

in respect of the

Notes (including,
for

the

avoidance

of

doubt,

payments

by

a

Paying

Agent)

shall

be

made

without
withholding

or

deduction

for,

or

on

account

of,

any

present

or

future

taxes,

duties,
assessments

or

other

government

charges

of

any

nature

("
Taxes
")

imposed,

levied,
collected,

withheld

or assessed

by or

on behalf

of any

Tax

Jurisdiction

or any

political
subdivision

thereof

or

any

authority

of

or

in

a

Tax

Jurisdiction

or

any

political
subdivision thereof

having the

power to

impose, levy,

collect, withhold

or assess

Taxes,
unless withholding, deduction or accounting for such Taxes

is required by law.
(b)
In the

event that

any payment

to be

made by

or on

behalf of

the Issuer

in respect

of the
Notes (including,

for the avoidance

of doubt,

payments by

a Paying

Agent) is

subject to
any withholding or deduction for,

or on account of, any Taxes

by requirement of law in a
Tax

Jurisdiction

(as

determined

by

the

relevant

tax

authority

of

or

in

such

Tax
Jurisdiction),

the

Issuer

shall

pay

such

additional

amounts

as will

result

in

the

Holders
receiving

the amounts

that they

would have

received in

respect of

the Notes

if no

such
withholding or deduction had been required (" Additional Amounts ").
(c)
No

Additional

Amounts

will

be

payable

pursuant

to

clause (b)

of

this

Condition 10

in
relation to any Note:
(i)
if the relevant

Holder is liable for

such Taxes

on such Note as

a result of

having
some

connection

with

the

relevant

Tax

Jurisdiction

other

than

its

mere
ownership

or

possession

of

such

Note

or

the

receipt

of

principal

or

interest

in
respect thereof; or
(ii)
with respect

to any

Tax

collected pursuant

to the

provisions of,

or any

laws or
an agreement

with any Tax

Jurisdiction relating

to, Sections 1471

through 1474
of the

US Internal

Revenue Code,

as amended

and as

may be

further

amended
from time to time (commonly referred to as "FATCA

"); or
(iii)
where

such

withholding

or

deduction

is

required

to

be

made

pursuant

to

laws
enacted

by

Switzerland

providing

for

the

taxation

of

payments

according

to
principles similar to

those laid down

in the draft legislation

of the Swiss Federal
Council

of

3 April

2020,

or

otherwise

changing

the

Swiss

federal

withholding
tax system from an issuer-based system to a paying

agent-based system pursuant
to

which

a

Person

other

than

the

issuer

is

required

to

withhold

tax

on

any
interest payments; or
(iv)
to the extent any combination of subclauses (i) through (iii) above applies.
(d)
Any reference in these Terms

and Conditions to amounts payable by the Issuer in

respect
of

the Notes

includes

(i) any Additional

Amount

payable pursuant

to this

Condition 10
and (ii) any

sum payable pursuant

to an obligation

taken in addition

to or in

substitution
for the obligation in this Condition 10.
11.
STATUTE

OF LIMITATIONS
In

accordance

with

Swiss

law,

(a) claims

for

interest

payments

under

the

Notes

will

become
time-barred

after

the

five-year

period

and

(b) claims

for

the

repayment

or

redemption

of

Notes
will become time-barred after the 10-year period,

in each case, commencing on the date on which
such payments, repayment or redemption become due and payable.

12.
EVENTS OF DEFAULT
(a)
If

any

of

the

following

events

occurs,

such

occurrence

will

constitute

an

"
Event

of
Default ":
(i)
the

Issuer

fails

to

pay

the

principal

amount

of

any

Note

if

and

when

the

same
becomes

due

and

payable

under

these

Terms

and

Conditions,

and

such

failure
continues unremedied for a period of 30 days; or
(ii)
the Issuer

fails to

pay any

interest on

the Notes

if and

when the

same becomes
due

and payable

under these

Terms

and Conditions,

and such

failure continues
unremedied for a period of 30 days; or
(iii)
the

Issuer

fails

to

observe

or

perform

any

other

covenant,

condition,

or
agreement contained

in these

Terms

and Conditions,

and such

failure continues
unremedied for

a period of

60 days after

written notice thereof

from any Holder
to the Issuer; or
(iv)
a Bankruptcy Event;
provided , however
,

that,

notwithstanding

subclauses (i)

to

(iv)

above,

neither

(A) the
opening

of Restructuring

Proceedings

with respect

to the

Issuer nor

(B) the

exercise

of
any

Swiss

Resolution

Power

with

respect

to

the

Issuer

during

any

such

Restructuring
Proceedings

nor

(C) the

ordering

of any

Protective

Measures with

respect

to

the

Issuer
that

are

ordered

or

confirmed

upon

the

opening

of

or

during

any

such

Restructuring
Proceedings will constitute a default or an Event of Default.
(b)
Upon the

occurrence of

an Event

of Default

relating to

any failure

of the

Issuer to

meet
any

payment

obligation

under

these

Terms

and

Conditions

and

subject

to

Condition 8
( Conversion
),

(i) such

payment

obligation

(and

such

payment

obligation

only)

will

be
immediately

deemed

a

due

and

payable

(
fällige
)

payment

obligation

of

the

Issuer,

and
(ii) if

(A) the

relevant

Holder

has

formally

requested

payment

of

such

payment
obligation, (B) such payment obligation

has not been fulfilled within

the statutory period
under

Swiss

law

commencing

after

the

date

of

such

formal

request

and

(C) a

writ

of
payment

(
Zahlungsbefehl
)

has

been

issued

with

respect

to

such

payment

obligation
pursuant

to the

DEBA, the

relevant Holder

may institute

proceedings against

the Issuer
in

Switzerland

(but

not

elsewhere)

to

enforce

its

rights

with

respect

to

such

payment
obligation under the DEBA.
(c)
If

a

debt

collection

or

insolvency

proceeding

with

respect

to

the

Issuer

is

instituted

in
Switzerland

in

accordance

with

clause (b)

of

this

Condition 12,

the

Issuer

shall

not
(i) after

having

received

the

writ

of

payment

(
Zahlungsbefehl
)

relating

to

the

relevant
payment obligation,

argue or

plead that

such payment

obligation
is not

due and

payable
by the

Issuer,

or (ii) prior

to the

declaration of

bankruptcy (or

similar proceeding

under
Swiss insolvency laws), make any payment to the relevant

Holder under or in connection
with the Notes.
(d)
In the

case of

any Event

of Default

arising under

subclause (a)(iii)

of this

Condition 12
and

subject to

Condition 8 (
Conversion
), any

Holder may

seek specific

performance

or
damages with

respect to

such Event

of Default

pursuant to

the Swiss Code

if so

entitled
thereunder.

Any

such

damage

claim

of

any

Holder

will

rank

junior

to

the

rights

and
claims of all holders of Senior Obligations.
(e)
In the

case of

any Event

of Default

arising under

subclause (a)(iv)

of this

Condition 12
and subject to Condition 8 ( Conversion
), any Holder may, by written

notice to the Issuer,
declare

the principal

amount of

any of

its Notes,

together with

any

accrued and

unpaid
interest thereon,

immediately due

and payable,

without presentment,

demand, protest

or
other notice of any kind.
(f)
No

remedy

against

the

Issuer

other

than

those

described

in

this

Condition 12

will

be
available

to

the

Holders

in

connection

with

the

Issuer's

obligations

under

these

Terms
and

Conditions,

whether

for

the

recovery

of

amounts

owing

under

these

Terms

and

Conditions or in

respect of any

breach by the

Issuer of any

of its other

obligations under
these

Terms

and

Conditions

or

otherwise.

In

particular,

no

Holder

may

declare

(i) the
principal amount of any Notes due

and payable prior to any Redemption

Date, or (ii) any
interest

on

any

Notes

due

and

payable

prior

to

the

relevant

Interest

Payment

Date,
except,

in

the

case

of

each

of

subclauses (i)

and

(ii),

pursuant

to

clause (e)

of

this
Condition 12.
13.
MEETINGS OF HOLDERS; SUBSTITUTION AND AMENDMENT
(a)
Except

as

otherwise

specified

in

this

Condition 13,

the

provisions

of

bondholder
meetings

contained

in

article 1157

et

seqq.

of

the

Swiss

Code

apply

in

relation

to
meetings of Holders.
(b)
If a

Tax

Event or

a Regulatory

Event has

occurred, the

Issuer may,

without the

consent
of the

Holders, either

substitute all,

but not

some only,

of the

Notes for,

or amend

these
Terms

and

Conditions

so

that

they

remain

or

become,

Compliant

Securities,
provided
that:
(i)
neither a Tax

Event nor a Regulatory Event arises as a result of such substitution or amendment;
(ii)
FINMA has

approved such

substitution or

amendment (if

such approval

is then
required under applicable Swiss laws and regulations);
(iii)
the

Issuer

has

given

the

Holders

not

less

than

30

days'

notice

of

such
substitution

or

amendment

in

accordance

with

Condition 14

(
Notices
),

which
notice will,

subject to

subclause (v) below,

be irrevocable,

and state

the date

on
which

such

substitution

or

amendment

will

be

effective

(the

"
Substitution

or
Amendment Effective Date ");
(iv)
prior to the publication of any notice pursuant to

subclause (iii) above, the Issuer
shall

deliver

to

the

Principal

Paying

Agent

(A) a

certificate

signed

by

the
Authorised

Signatories

stating

that

the

relevant

requirement

or

circumstance
giving

rise

to

the

right

to

substitute

or

amend

the

terms

of

the

Notes,

as
applicable,

pursuant

to

this

clause (b)

is

satisfied

and

the

reasons

therefor

and
such

certificate

will

be

conclusive

and

binding

on

the

Holders,

and

(B) an
opinion

of

independent

legal

advisers

of

recognised

standing

to

the

effect

that
circumstances entitling

the Issuer

to exercise its

right to substitute

or amend

the
terms of the Notes, as applicable, pursuant to this clause (b) have arisen; and
(v)
no

Trigger

Event

or

Viability

Event

has

occurred

prior

to

the

relevant
Substitution or Amendment Effective Date.
In connection with any

substitution or amendment

in accordance with this

clause (b), the
Issuer shall

comply with

the rules of

any stock

exchange on

which the

Notes are

for the
time being listed or admitted to trading.
(c)
In addition to its

rights under clause (b) of

this Condition 13, the Issuer

may, without

the
consent

of

the

Holders,

make

any

amendment

to

these

Terms

and

Conditions

that

it
considers

to

be

(i) necessary

or

desirable

to

give

effect

to

(A) any

Alternative
Benchmark

Rate

determined

in

accordance

with

Condition 5(c)

(
Interest

–

Benchmark
replacement
)

(including

any

Adjustment

Spread

determined

in

accordance

with
subclause (v)(A)(2)

thereof

and

any

alternative

method

for

determining

the

Reference
Rate

if

such

Alternative

Benchmark

Rate

is

unavailable

on

the

relevant

Reset
Determination Date determined in

accordance with subclause (v)(A)(3) thereof),

and any
related

changes

to

the

definitions

of

the

terms

"Business

Day",

"Day

Count

Fraction",
"Payment Business Day"

and/or "Reset Determination

Date" determined

to be necessary
in

accordance

with

subclause (v)(D)

thereof,

or

(B) the

provisions

of

clause (a)

of
Condition 15

(
Issuer

Substitution
)

(including,

without

limitation,

(x) if

the

Substitute
Issuer

is

organised

and/or

resident

for

tax

purposes

in

a

jurisdiction

other

than
Switzerland,

any

amendments

to

any

references

to

the

jurisdiction

of

"Switzerland"

contained herein, including,

without limitation, amendments

to the definition

of the term
"Bankruptcy Event", the

definition of the

term "Business Day",

the governing law

of the
subordination

provisions

set

forth

in

Condition 4

(
Status

and

Subordination
)

and

the
provisions of

Condition 12 (
Events of

Default
), and

(y) any amendments

to reflect

UBS
Group

AG's

guarantee

described

in

subclause (a)(iii)

of

Condition 15

(
Issuer
Substitution
)),

or

(C) the

provisions

of

subclause (i)(B)

and/or

subclause (iii)

of
Condition 8(e)

(
Conversion

–

Qualifying

Relevant

Event
),

or

(ii) formal,

minor

or
technical

in

nature,

or

(iii) necessary

to

correct

a

manifest

error,

or

(iv)

not

materially
prejudicial to the interests of the Holders.
(d)
The

Issuer

shall

notify

the

Holders

of

any

amendments

made

pursuant

to

clause (c)

of
this Condition 13 in

accordance with Condition 14

(
Notices
), which notice shall

state the
date on which such amendment will be effective.
(e)
Any

amendment

made

pursuant

to

this Condition

13

will be

binding

on

the

Holders

in
accordance with its terms.
14.
NOTICES
(a)
So long

as the

Notes are

listed on

the SIX

Swiss Exchange,

notices to

Holders shall

be
given by

the Issuer (i)

by means of

electronic publication

on the internet

website of SIX
Exchange

Regulation

Ltd

(https://www.ser-ag.com),

where

notices

are

as

at

the

Issue
Date

published

under

the

address

https://www.ser-ag.com/en/resources/notifications-
market-participants/official-notices.html#/,

or

(ii) otherwise

in

accordance

with

the
regulations of

the SIX

Swiss Exchange.

Any notice

will be

validly given

on the

date of
such publication or, if published more

than once, on the date of the first such publication.
(b)
If the

Notes are

for any

reason no

longer listed

on the

SIX Swiss

Exchange,

notices to
Holders

will

be

given

by

the

Issuer

to

the

Intermediary

for

forwarding

to

the

Holders.
Any such notice will be validly given on the date of delivery to the Intermediary.
15.
ISSUER SUBSTITUTION
(a)
The

Issuer

(for

purposes

of

this Condition

15,

the

"
Current

Issuer
")

may,

without

the
consent

of

the

Holders,

substitute

any

entity

(whether

or

not

such

entity

is

organised
under the laws

of Switzerland) (such

substitute entity,

the "
Substitute Issuer ") for itself
as

principal

debtor

under

the

Notes

upon

giving

no

more

than

30

and

no

less

than
10 days' notice to the Holders in accordance with Condition 14 ( Notices ), provided that:
(i)
the Substitute

Issuer is

UBS Group

AG or

at least

95 per cent.

of the

Substitute
Issuer's capital

and voting

rights are

held, directly

or indirectly,

by UBS

Group
AG;
(ii)
the Current

Issuer is

not in

default in

respect of

any amount

payable under

the
Notes at the time of such substitution;
(iii)
if the

Substitute Issuer

is not

UBS Group

AG, UBS

Group AG

has irrevocably
and

unconditionally

guaranteed

to

the

Holders,

pursuant

to

article 111

of

the
Swiss

Code

and

on

a

subordinated

basis

corresponding
mutatis

mutandis

to
Condition 4

(
Status

and

Subordination
),

(A) the

due

and

punctual

payment

of
principal

and

interest

and

all other

amounts

due

and

payable

by

the

Substitute
Issuer under,

or in

respect of,

the Notes

upon receipt

of the

written request

for
payment

of the

relevant amount,

and (B) upon

the occurrence

of a

Conversion,
the

due

delivery

of

the

Ordinary

Shares

required

to

be

delivered

pursuant

to
Condition 8

(
Conversion
),

and

on

the

terms

whereby

subclause (iii)

of
Condition 5(i)

(
Interest

–

Cancellation

of

interest;

prohibited

interest
),
subclause (ii)(C)

of

Condition 8(d)

(
Conversion

–

Anti-dilution

adjustment

of
the

Conversion

Price
),

Condition 10

(
Taxation
),

Condition 12

(
Events

of
Default
) and Condition 20

(
No Set-off by Holders
) apply to UBS

Group AG and
to

its

obligations

under

such

guarantee

either

by

making

the

necessary
consequential

amendments

to

such

Conditions

or

including

such

Conditions

applicable to UBS Group AG and to its obligations under such guarantee in such
guarantee itself, as applicable;
(iv)
the

Current

Issuer

and

the

Substitute

Issuer

(A) have

entered

into

such
documents

(the

"
Substitution

Documents
")

as

are

necessary

to

give

effect

to
such substitution

and pursuant

to which the

Substitute Issuer

has (x) undertaken
in

favour

of

each

Holder

to

be

bound

by

these

Terms

and

Conditions

as

the
principal

debtor

(on

a

subordinated

basis

corresponding

to

Condition 4

(
Status
and

Subordination
))

under

the

Notes

in

place

of

the

Current

Issuer

and
(y) assumed the

obligations of

the Current

Issuer under

the Agency

Agreement,
and

(B) procure

that

all

action,

conditions

and

things

required

to

be

taken,
fulfilled and

done (including,

without limitation,

the obtaining

of any

necessary
consents)

to

ensure

that

the

Substitution

Documents

represent

valid,

legally
binding

and

enforceable

obligations

of

the

Substitute

Issuer

have

been

taken,
fulfilled and done and are in full force and effect;
(v)
if

the

Substitute

Issuer

is

resident

for

tax

purposes

in

a

jurisdiction

(the

"
New
Residence
")

other

than

that

in

which

the

Current

Issuer

prior

to

such
substitution

was

resident

for

tax

purposes

(the

"
Former

Residence
"),

the
Substitution

Documents

contain an

undertaking

by

the Substitute

Issuer

and/or
such

other

provisions

as

may

be

necessary

to

ensure

that

each

Holder

has

the
benefit

of

an

undertaking

in

terms

corresponding

to

the

provisions

of
Condition 10

(
Taxation
)

in

relation

to

the

payment

of

all

amounts

due

and
payable

under,

or

in

respect

of,

the

Notes

and

in

relation

to

the

guarantee
referred

to in

subclause

(iii) above,

with, in

the case

of the

Notes but

not such
guarantee,

the

substitution

of

references

to

the

Former

Residence

with
references to the

New Residence, and

an undertaking by

the Substitute Issuer

to
indemnify

each

Holder

against

any

Tax

that

is

imposed

on

it

by

(or

by

any
authority

in

or

of)

the

New

Residence

and,

if

different,

the

jurisdiction

of

the
Substitute Issuer's organisation with respect to any

Note and that would not have
been so imposed had

the substitution not been

made, as well as against

any Tax,
and any cost or expense, relating to such substitution;
(vi)
if

the

Substitute

Issuer

is

not

UBS

Group

AG,

FINMA

has

approved

such
substitution

(if such

approval is

then

required under

applicable Swiss

laws and
regulations),

and

the Current

Issuer

and

the Substitute

Issuer

have

obtained

all
other

necessary

governmental

and

other

approvals

and

consents

for

such
substitution

and

for

the

performance

by

the

Substitute

Issuer

of

its

obligations
under the Substitution Documents;
(vii)
if

the

Substitute

Issuer

is

not

organised

under

the

laws

of

Switzerland,

the
Substitute

Issuer

has

appointed

a

process

agent

as

its

agent

in

Switzerland

to
receive

service

of

process

on

its

behalf

in

relation

to

any

legal

proceedings
arising out of or in connection with the Notes;
(viii)
such substitution does not give rise to a Tax

Event or a Regulatory Event; and
(ix)
the

Substitute

Issuer

has

appointed

a

Paying

Agent

in

Switzerland

that

is

a
participant in the Intermediary.
(b)
Upon

any

substitution

pursuant

to

clause (a)

of

this

Condition 15,

(i) the

Substitute
Issuer will succeed to, and be substituted

for, and may exercise every

right and power of,
the

Current

Issuer

under

the

Notes

with

the

same

effect

as

if

the

Substitute

Issuer

had
been named

as Issuer

in these

Terms

and Conditions,

and (ii) the

Current Issuer

will be
released from its obligations under the Notes.
(c)
After

giving

effect

to

any

substitution

pursuant

to

clause (a)

of

this

Condition 15,
(i) references

to

the

"Issuer"

in

the

Notes

and

these

Terms

and

Conditions

will

be
references

to

the

Substitute

Issuer,

and

(ii) references

to

the

"Tax

Jurisdiction"

in

the
Notes

and

these

Terms

and

Conditions

will

be

read

and

construed

as

including

the
jurisdiction of

establishment of

the Substitute

Issuer and,

if different,

the jurisdiction

in

which the Substitute Issuer

is resident for tax purposes instead

of or in addition to (as the
case

may

be)

references

to

the

jurisdiction

of

establishment

of

the

Issuer

and
Switzerland.
16.
RESERVED
17.
FURTHER ISSUES
The

Issuer

may

from

time

to

time

without

the

consent

of

the

Holders

issue

further

notes

and,
provided

that such notes have the

same terms and conditions

as the Notes in all

respects (or in all
respects

except

for

the

issue

date

and/or

the

first

date

on

which

interest

is

paid),

such

further
notes will

be consolidated

and form

a single

series with

the Notes.

If the

Issuer issues

any such
further notes

pursuant to

this Condition 17,

references in

these Terms

and Conditions

to "Notes"
include such further notes, unless the context otherwise requires.
18.
CURRENCY INDEMNITY
Any

amount

received

or

recovered

by

any

Holder

in

a

currency

other

than

SGD

(whether

as

a
result

of,

or

of

the

enforcement

of,

a

judgment

or

order

of

a

court

of

any

jurisdiction,

in

the
insolvency,

winding-up

or

dissolution

of

the

Issuer

or

otherwise)

under

the

Notes

will

only
constitute a discharge

of the Issuer to the extent

of the amount in SGD that

such Holder is able to
purchase

with

the

amount

so

received

or

recovered

in

such

other

currency

on

the

date

of

such
receipt or

recovery (or,

if it

is not

practicable to

purchase SGD

with such

amount on

such date,
on

the first

date

on which

it is

practicable

to do

so). If

the amount

of SGD

that such

Holder

is
able to

purchase is

less than

the amount

owed by

the Issuer

to such

Holder under

the Notes,

the
Issuer

shall

indemnify

such Holder

against

any

loss sustained

by

it

as

a

result.

In

addition,

the
Issuer shall

indemnify

such Holder

for

the costs

of making

such purchase.

For purposes

of this
Condition 18, it

is sufficient

for the relevant

Holder to

demonstrate that

it would have

suffered a
loss

had

an

actual

purchase

been

made.

The

indemnities

under

this

Condition 18

will
(a) constitute a separate and

independent obligation from the Issuer's

other obligations hereunder,
(b) give

rise

to

a

separate

and

independent

cause

of

action,

(c) apply

irrespective

of

any
indulgence

granted

by

any

Holder

and

(d) continue

in

full

force

and

effect

despite

any

other
judgment, order,

claim or

proof for

a liquidated

amount in

respect of

any amount

due under

the
Notes or any other judgment or order.
19.
RESERVED
20.
NO SET-OFF

BY HOLDERS
Subject

to

applicable

law,

each

Holder,

by

acceptance

of

any

direct

or

beneficial

interest

in

a
Note, agrees

that it

will not,

and waives

its right

to, exercise,

claim or

plead any

right of

set-off,
compensation

or retention

with respect

to any

amount owed

to it

by the

Issuer in

respect of,

or
arising in connection with, the Notes.
21.
GOVERNING LAW

AND JURISDICTION
(a)
The

Notes

and

all

non-contractual

obligations

arising

out

of

or

in

connection

with

the
Notes are governed by and construed in accordance with the laws of Switzerland.
(b)
The courts of the

Canton of Zurich (venue

being the City of Zurich)

shall have exclusive
jurisdiction to

settle any

disputes that

may arise

out of

or in

connection with

the Notes,
including any non-contractual obligation arising out of or in connection with the Notes.